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SEPARATE ACCOUNT A
Units of Interest Under Group
and Individual Variable Annuity Contracts
Independence Plus Contract Series
Prospectus May 1, 1997

                                     [ART]

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
UNITS OF INTEREST UNDER GROUP AND INDIVIDUAL
VARIABLE ANNUITY CONTRACTS
(INDEPENDENCE PLUS CONTRACT SERIES)
SEPARATE ACCOUNT A

PROSPECTUS                                                      MAY 1, 1997

The group and individual Variable Annuity Contracts (the "Contracts") offered by The Variable Annuity Life Insurance Company ("the Company") in connection with this prospectus are available to the public primarily through participation in retirement programs which receive favorable tax deferred treatment under federal income tax law but include non-qualified contracts as well. The Contracts are available on a flexible payment deferred, single payment deferred, or single payment immediate annuity basis. The Independence Plus Contract Series is composed of Contract forms UIT-585-96 and UITG-585-96.

The Contracts provide benefits related to the Company's General Account and to the Divisions of the Company's Separate Account A (the "Separate Account"). The Divisions of the Separate Account available under the Contracts are invested in the Stock Index Fund, the MidCap Index Fund, the Small Cap Index Fund, the International Equities Fund, the Social Awareness Fund, the Timed Opportunity Fund, the Capital Conservation Fund, the Government Securities Fund, the International Government Bond Fund and the Money Market Fund, which are separate portfolios of American General Series Portfolio Company (the "Series Company").
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This prospectus provides investors the information they should know before investing in the Contracts. Investors should read and retain this prospectus for future reference.

Additional information, including a Statement of Additional Information dated May 1, 1997, has been filed with the Securities and Exchange Commission and contains further information about Separate Account A. The Statement of Additional Information is incorporated herein by reference. A copy may be obtained without charge by completing and returning the form at the back of this prospectus or by calling 1-800-44-VALIC.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION TO ANY PERSON TO WHOM SUCH OFFER WOULD BE UNLAWFUL THEREIN.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS ACCOMPANIED BY THE CURRENT PROSPECTUS FOR THE FUNDS BEING CONSIDERED. EACH OF THESE PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

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                               TABLE OF CONTENTS

                                             Page
                                             ----
Definitions................................   4

Fee Table..................................   6

Selected Accumulation Unit Data............   8

Introduction...............................   10

The Company and the Separate Account.......   11

The Funds..................................   12

Performance Information....................   13

    Average Annual Total Return with
      Surrender Charge and Maintenance
      Fee Imposed..........................   15

    Average Annual Total Return with No
      Surrender Charge and Maintenance
      Fee Imposed..........................   15

    Cumulative Return......................   16

    Annual and Cumulative Change in
      Accumulation Unit Value..............   17

    Hypothetical $10,000 Account Value
      Invested at Inception of Division....   18

Endorsements and Published Ratings.........   24

Transfers Among Investment Options.........   25

Transfers During the Accumulation Period...   25
    Transfers During the Annuity Period....   25
    Other Requirements.....................   25

Charges Under Variable Annuity Contracts...   27

    Charge for Premium Taxes...............   27

    Charge for Partial and Total
      Surrenders...........................   27

    Fee for Annual Account Maintenance.....   28

    Charge to the Separate Account.........   29

    Miscellaneous..........................   29

    Charge for Income Taxes................   30

Accumulation Period........................   30

    Death Benefits During Accumulation
      Period...............................   31

    Suspension of Purchase Payments........   32

Annuity Period.............................   32

    Fixed or Variable Annuity Payments.....   32

    Annuity Date...........................   33

    Annuity Payment Options................   33

                                             Page
                                             ----

    Enhancements Under Annuity Options.....   34

    Death of Annuitant During Annuity
      Period...............................   34

Surrender..................................   34

Other Contract Features....................   35

    Change of Beneficiary..................   35

    Revocation.............................   35

    Reservation of Rights..................   35

    Relationship to Employer's Plan........   36

Federal Tax Matters........................   36

    General................................   36

    Taxes Payable by Participants and
      Annuitants...........................   36

    Section 403(b) Annuities for Employees
      of Certain Tax-Exempt Organizations
      or Public Educational Institutions...   36

    Section 401 Qualified Pension,
      Profit-Sharing or Annuity Plans......   37

    Individual Retirement Annuities........   38

    Simplified Employee Pension Plans......   38

    Section 457 Unfunded Deferred
      Compensation Plans of Public
      Employers and Tax-Exempt
      Organizations........................   39

    Private Employer Unfunded Deferred
      Compensation Plans...................   39

    Non-Qualified Contracts................   40

    Effect of Tax-Deferred Accumulations...   41

    Fund Diversification...................   41

Voting Rights..............................   42

Other Variable Annuity Contracts...........   42

Exchange Offers............................   42

    General................................   42

    Differences Between New and Existing
      Contracts............................   43

    Agents' and Managers' Retirement Plan
      Exchange Offer.......................   45

    Taxes and Conversion Costs.............   46

    Availability of Offer..................   46

Appendix...................................   47

                                  DEFINITIONS

     Accumulation Period -- the time between the date of the first Purchase Payment with respect to an Annuitant and the Annuity Date.

     Accumulation Unit ("Unit") -- a unit of interest in a Separate Account Division which is accumulated in a Variable Subaccount before annuity payments begin. The value of a Unit will vary with the net investment experience of the respective Separate Account Division.

     Accumulation Value -- the sum of the values of the Fixed Subaccounts and the Variable Subaccounts allocated to a Participant Account.

     Annuitant -- the Participant on whose life annuity payments will be based under a group Contract; the individual named in the application for whom Purchase Payments are made and on whose life annuity payments will be based under an individual Contract. Annuity payments will be paid to the Annuitant. If the Annuitant dies before the Annuity Date, the Beneficiary may receive payments.

     Annuity Date -- the date elected by a Contract Owner on which annuity payments start.

     Annuity Period -- the time during which annuity payments are made.

     Annuity Unit -- a measuring unit used in calculating the amount of annuity payments. The value of an Annuity Unit for a Variable Subaccount will vary with the net investment experience of the Separate Account Division selected. The value will be adjusted according to the Assumed Investment Rate chosen by the Annuitant.

     Assumed Investment Rate -- the rate used to determine the first monthly annuity payment per thousand dollars of Accumulation Value in the Variable Subaccount(s). (See the Statement of Additional Information for a description of the effect of the Assumed Investment Rate on the level of payments.)

     Beneficiary -- the person who will receive payments, if any, on the Annuitant's death.

     Contract -- an individual or group variable annuity contract offered by this prospectus.

     Contract Owner -- the employer, or other organization, which makes application for a group Contract; the Annuitant under an individual Contract unless otherwise stated in the application.

     Fixed Subaccount -- a particular subaccount under a Participant Account into which net Purchase Payments and Accumulation Value under a fixed annuity Contract may be allocated during the Accumulation Period. Allocations to the Fixed Subaccounts are guaranteed to earn interest of at least 4 1/2% per annum. Reserves for these allocations are held in the Company's General Account.

     Fixed Subaccount One (Fixed Account Plus) -- a Fixed Subaccount which is suitable for those wishing to make more than a short-term commitment to a fixed return option. Up to 20% of the Accumulation Value under Fixed Account Plus may be transferred during each Participant Year. VALIC may permit transfers in excess of this limit by prior written notice to all Contract Owners. (For a more complete discussion of transfers and the limitations thereon, see "Transfers Among Investment Options.") The total interest rates paid by the Company from time to time on amounts deposited in Fixed Account Plus are expected to more closely resemble the then-current returns available on intermediate-term debt investments than would be the case with respect to the Short Term Fixed Account.

     Fixed Subaccount Two (Short Term Fixed Account) -- a Fixed Subaccount which is suitable primarily for those wishing to make only a shorter-term commitment to a fixed return option. After a transfer to Short Term Fixed Account, no further transfers from Short Term Fixed Account may be made for 90 days. (For a more complete discussion of transfers and the limitations thereon, see "Transfers Among Investment Options.")

     Fund -- an investment portfolio which is the underlying investment medium for net Purchase

Payments credited to a Separate Account Division. (For a more complete description of variable investment options, see "The Funds.")

     General Account -- the assets of the Company other than those in the Separate Account or any other separate account. Reserves for any fixed annuity are maintained in the General Account.

     Home Office -- the main office of the Company at 2929 Allen Parkway, Houston, Texas 77019.

     Participant -- an individual who makes Purchase Payments or for whom Purchase Payments are made under a group Contract; the Contract Owner under an individual Contract, usually the Annuitant, unless another person is provided for in the application.

     Participant Account -- an individual account which is established for a Participant under a group Contract to record the Accumulation Value for the Participant or, in the case of an individual Contract, the entire Contract.

     Participant Year -- a twelve month period starting with the issue date of a Participant's certificate under a group Contract or the issue date of an individual Contract and each anniversary of that date.

     Purchase Payment -- an amount paid to the Company by, or on behalf of, an Annuitant.

     Separate Account -- the segregated asset account referred to as Separate Account A. Separate Account A was established by the Company under the Texas Insurance Code to receive and invest the net Purchase Payments and Accumulation Value allocated to variable annuity contracts.

     Separate Account Divisions ("Divisions") -- subdivisions of the Separate Account, each of which invests in a different Fund with a particular investment objective and strategy, and into which the net Purchase Payments and Accumulation Value under a variable annuity may be applied.

     Surrender Value -- the Accumulation Value of a Participant Account less the surrender charge, if any, which is the amount payable upon surrender of a Participant Account.

     Variable Subaccount -- a particular subaccount under a Participant Account into which net Purchase Payments and accumulated value under a variable annuity Contract may be allocated. Amounts in each Variable Subaccount are invested in one of several Separate Account Divisions. (See "Accumulation Period.")

                                   FEE TABLE

CONTRACT OWNER/PARTICIPANT TRANSACTION EXPENSES(1)
Surrender Charge (as a % of the lesser of all purchase
  payments received during the last 60 months or the amount
  withdrawn(2)..............................................     5%
ACCOUNT MAINTENANCE FEE (reduces to $15 after first contract year)(2)..................................................  $ 20
SEPARATE ACCOUNT ANNUAL EXPENSES (as a % of average account
  value)
Mortality and Expense Risk Charge...........................  1.00%

SERIES COMPANY ANNUAL EXPENSES (as a % of Fund average net assets)

                                                                                                       INTER-
                                                                                                      NATIONAL
                                          SMALL    INTER-    SOCIAL   TIMED    CAPITAL    GOVERN-     GOVERN-
                         STOCK   MIDCAP    CAP    NATIONAL   AWARE-   OPPOR-   CONSER-      MENT        MENT     MONEY
                         INDEX   INDEX    INDEX   EQUITIES    NESS    TUNITY   VATION    SECURITIES     BOND     MARKET
       EXPENSES          FUND     FUND    FUND      FUND      FUND     FUND     FUND        FUND        FUND      FUND
       --------          ----     ----    ----      ----      ----     ----     ----        ----        ----      ----
Management fees(3).....   .28%    .35%     .35%     .35%      .50%     .50%      .50%       .50%        .50%      .50%
Other expenses(4)......   .07     .06      .06      .07       .06      .07       .07        .06         .06       .07
Company
  Reduction of
  Fund Expenses(5).....   .00     .00      .00      .00       .00      .00       .00        .00         .00       .00
                          ---     ---      ---      ---       ---      ---       ---        ---         ---       ---
Total Fund Expenses
  (after Reduction)....   .35%    .41%     .41%     .42%      .56%     .57%      .57%       .56%        .56%      .57%

Example #1--Assuming surrender at the end of the period shown:

Total Expenses: You would pay the following expenses on a $1,000 investment under a typical Independence Plus Contract invested in a Separate Account Division as listed below, assuming a 5% annual return on assets:

                                                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                                               ------       -------       -------       --------
Stock Index Division........................................    $61           $ 95          $128          $171
MidCap Index Division.......................................     62             97           131           177
Small Cap Index Division....................................     62             97           131           177
International Equities Division.............................     62             97           131           179
Social Awareness Division...................................     63            101           139           194
Timed Opportunity Division..................................     63            102           139           195
Capital Conservation Division...............................     63            102           139           195
Government Securities Division..............................     63            101           139           194
International Government Bond Division......................     63            101           139           194
Money Market Division.......................................     63            102           139           195

Example #2--Assuming no surrender at the end of the period shown:
Total Expenses. You would pay the following expenses on a $1,000 investment under a typical Independence Plus Contract without a surrender charge imposed, invested in a Separate Account Division as listed below, assuming a 5% annual return on assets:

                                                               1 YEAR        3 YEARS        5 YEARS        10 YEARS
                                                               ------        -------        -------        --------
Stock Index Division........................................    $14            $45            $78            $171
MidCap Index Division.......................................     15             47             81             177
Small Cap Index Division....................................     15             47             81             177
International Equities Division.............................     15             47             81             179
Social Awareness Division...................................     17             51             89             194
Timed Opportunity Division..................................     17             52             89             195
Capital Conservation Division...............................     17             52             89             195
Government Securities Division..............................     17             51             89             194
International Government Bond Division......................     17             51             89             194
Money Market Division.......................................     17             52             89             195

Additional Fee Table Examples are shown in the Appendix to this Prospectus.
---------------

(1) Premium taxes are not shown here, but may be charged by some states either on purchase payments or on amounts annuitized. See "Charge for Premium Taxes."
(2) Reductions in the surrender charge and account maintenance fee are available if certain conditions are met. See "Appendix." The surrender charge will disappear after the 15th Participant Year or after the 7th Participant Year for an individual aged 59 1/2 years. There will be no surrender charge incurred if no purchase payments were received during the 60 months immediately prior to the date of surrender. No annual account maintenance fee will be assessed during the Annuity Period. The first partial surrender per Participant Year of 10% or less of Accumulation Value with respect to a Participant Account will not be subject to a surrender charge. See "Charge for Total and Partial Surrenders" and "Fee for Annual Account Maintenance".
(3) The annual management fees for the MidCap Index Fund, Stock Index Fund, Small Cap Index Fund and International Equities Fund are based on each Fund's average daily net asset value at the following rates: .35% of the first $500 million and .25% on the excess over $500 million. The annual management fees for Social Awareness Fund, Timed Opportunity Fund, Capital Conservation Fund, Government Securities Fund, International Government Bond Fund and Money Market Fund are flat rates as shown regardless of the amount of Fund assets.
(4) Includes custody, accounting, reports to shareholders, audit, legal, and other miscellaneous expenses.
(5) To the extent that any of the Series Company Funds accrued expenses for a given month exceed on an annualized basis 2% of estimated average daily net assets, calculated on a monthly basis, the Company has voluntarily undertaken to reduce expenses of any such Fund, in an amount equal to the difference between such accrued expenses and 2% of the Fund's average daily net assets for that month. The Company may withdraw this voluntary undertaking upon 30 days' written notice to the Series Company.

Note: These examples should not be considered representations of past or future expenses for the Separate Account or for any Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance. The purpose of the Fee Table above is to help Contract Owners and Participants understand the various expenses of the Separate Account and the Funds which are, in effect, passed on to the Contract Owners and Participants. This Fee Table, including the examples above, shows all charges and expenses which are deducted from purchase payments, from the assets of the Separate Account and from the Funds in which the Separate Account invests. For a further description of these charges and expenses, see "Charges Under Variable Annuity Contracts" in this prospectus and "Investment Adviser" in the Series Company prospectus. Any and all limitations on total charges and expenses are reflected in this Fee Table.

                        SELECTED ACCUMULATION UNIT DATA

                                                                  STOCK                MIDCAP
                                                                  INDEX                 INDEX
                                                              DIVISION 10(2)        DIVISION 4(1)
                                                              --------------        -------------
December 31, 1996
  Accumulation Units in Force...............................    536,806,965          172,816,978
  Accumulation Unit Value...................................      $2.848437             $3.272588
December 31, 1995
  Accumulation Units in Force...............................    455,255,243          172,613,690
  Accumulation Unit Value...................................      $2.343900             $2.782677
December 31, 1994
  Accumulation Units in Force...............................    416,234,288          171,442,018
  Accumulation Unit Value...................................      $1.724134             $2.153183
December 31, 1993
  Accumulation Units in Force...............................    369,550,060          134,621,879
  Accumulation Unit Value...................................      $1.729327             $2.259378
December 31, 1992
  Accumulation Units in Force...............................    283,808,045           81,007,871
  Accumulation Unit Value...................................      $1.589718             $2.021271
May 1, 1992
  Accumulation Unit Value(3)................................             --                   --
December 31, 1991
  Accumulation Units in Force...............................     90,526,907           49,106,844
  Accumulation Unit Value...................................      $1.505641             $1.858030
October 1, 1991
  Accumulation Unit Value(3)................................             --                   --
December 31, 1990
  Accumulation Units in Force...............................     46,016,297           42,958,640
  Accumulation Unit Value...................................      $1.179000             $1.538017
December 31, 1989
  Accumulation Units in Force...............................     22,325,990           40,618,028
  Accumulation Unit Value...................................      $1.238782             $1.712671
October 2, 1989
  Accumulation Unit Value(3)................................             --                   --
December 31, 1988
  Accumulation Units in Force...............................      9,213,178           38,747,706
  Accumulation Unit Value...................................       $.968670             $1.450217
December 31, 1987
  Accumulation Units in Force...............................      4,326,102           35,297,367
  Accumulation Unit Value...................................      $0.856238             $1.282662
April 20, 1987
  Accumulation Unit Value(3)................................      $1.000000                    --
December 31, 1986
  Accumulation Units in Force...............................             --           28,360,188
  Accumulation Unit Value...................................             --            $1.351553

---------------

(1) Effective October 1, 1991, the Fund underlying this Division changed its name from the Capital Accumulation Fund to the MidCap Index Fund and amended its investment objective, investment program and investment restrictions accordingly. Historical Accumulation Unit values prior to October 1, 1991 reflect investment experience prior to these changes.
(2) Effective with the merger of Quality Growth Fund into Stock Index Fund on May 1, 1992, Quality Growth Division 9 was merged into Stock Index Division
    10. The merger of Divisions was accomplished by an exchange of units of Quality Growth Division 9 for units of Stock Index Division 10 of equivalent value as calculated at the close of business on April 30, 1992.
(3) Accumulation Unit Value At Date Of Inception.

     The information presented reflects the Accumulation Unit Information through December 31, 1996 for Divisions of the Separate Account available under these Contracts.

                           INTER-         SOCIAL                                                   INTERNATIONAL
      SMALL CAP           NATIONAL        AWARE-         TIMED         CAPITAL       GOVERNMENT     GOVERNMENT        MONEY
        INDEX             EQUITIES         NESS       OPPORTUNITY    CONSERVATION    SECURITIES        BOND           MARKET
     DIVISION 14        DIVISION 11    DIVISION 12     DIVISION 5     DIVISION 7     DIVISION 8     DIVISION 13     DIVISION 6
     -----------        -----------    -----------     ----------     ----------     ----------     -----------     ----------
    103,320,842         156,226,314     46,574,016     65,292,617     30,286,494     47,130,169     112,601,593     75,124,095
      $1.785442           $1.222906      $2.252673      $2.651899      $1.825549      $1.815651       $1.582230      $1.607212

     98,335,995         172,564,018     32,750,120     75,851,431     29,573,808     39,847,053      73,369,250     51,907,757
      $1.544896           $1.156454      $1.835102      $2.411022      $1.812011      $1.799475       $1.530780      $1.545802

    100,383,839         187,749,916     29,015,764     89,377,860     26,859,219     26,667,073      25,691,713     75,765,781
      $1.222329           $1.054460      $1.333899      $1.951533      $1.515278      $1.547150       $1.301357      $1.479129

     56,159,647         117,215,227     26,230,566     93,899,802     24,628,606     26,563,166      18,155,381     24,799,810
      $1.277199           $0.986387      $1.366979      $1.997266      $1.630069      $1.636228       $1.258340      $1.439327

      9,723,477          52,524,165     16,956,437     80,637,090     14,922,749     16,609,444       6,245,713     23,414,474
      $1.112790           $0.767135      $1.279516      $1.846025      $1.470167      $1.491537       $1.112826      $1.415690

      $1.000000                  --            --             --             --             --              --              --

             --          27,011,169      8,447,711     76,624,765     11,069,044     11,694,890         953,038     25,545,494
             --           $0.895250      $1.250634      $1.878219      $1.366905      $1.405236       $1.090499      $1.384882

             --                  --             --             --             --             --       $1.000000             --

             --          13,776,769      2,947,418     72,284,139      9,321,049      8,460,327              --     25,246,481
             --           $0.813423      $0.987666      $1.563444      $1.178361      $1.237104              --      $1.325393

             --           2,247,450        212,636     68,361,149      7,502,717      5,556,464              --     15,949,534
             --           $1.028405      $1.010003      $1.618165      $1.193583      $1.179231              --      $1.240599

             --           $1.000000      $1.000000             --            --             --               --            --

             --                  --             --     65,817,325      3,996,455      3,408,919              --      9,429,191
             --                  --             --      $1.397280      $1.078919      $1.062082              --      $1.149516

             --                  --             --     59,631,901      2,343,021      2,074,588              --      4,121,853
             --                  --             --      $1.286227      $1.018629      $1.011978              --      $1.087299

             --                  --             --             --             --             --              --             --

             --                  --             --     41,290,244      1,153,481      1,163,907              --        914,106
             --                  --             --      $1.198662      $1.047718      $1.046062              --      $1.040484

     Financial statements of the Separate Account are included in the Statement of Additional Information, which is available upon request. Accumulation units shown are for an Accumulation Unit outstanding throughout the year under a representative contract of the type invested in each column shown. The unit value of each Division of the Separate Account will not be the same on any given day as the net asset value per share of the underlying Fund of American General Series Portfolio Company in which that Division invests. This is because each unit value consists of the underlying share's net asset value minus the charges to the Separate Account. In addition, dividends declared by the underlying Fund are reinvested by the Division in additional shares. These distributions have the effect of reducing the value of each share of the Fund and increasing the number of Fund shares outstanding. However, the total cash value in the Separate Account does not change as a result of such distribution.

                                  INTRODUCTION

THIS PROSPECTUS DESCRIBES BOTH GROUP AND INDIVIDUAL CONTRACTS THROUGH WHICH UNITS OF INTEREST IN THE COMPANY'S SEPARATE ACCOUNT A ARE OFFERED. BOTH GROUP AND INDIVIDUAL CONTRACTS ARE COMBINATION FIXED/VARIABLE CONTRACTS OFFERING VARIABLE OR FIXED ACCUMULATIONS AND VARIABLE OR FIXED BENEFITS OR A COMBINATION OF BOTH. THIS PROSPECTUS DESCRIBES ONLY THE VARIABLE ASPECTS OF THE CONTRACTS, EXCEPT WHERE FIXED ASPECTS ARE SPECIFICALLY MENTIONED.

     The Contracts are designed to provide individuals with retirement benefits through the accumulation of net Purchase Payments on a fixed or variable basis, and by the application of such accumulations to provide fixed or variable annuity payments. The purpose of variable accumulations and annuity payments is to provide returns to investors which offset or exceed the effects of inflation. There is, however, no guarantee that this objective will in fact be achieved. Certain Fund options are indexed funds, a popular approach to investing among individuals saving for retirement.

     The Funds. Ten Separate Account Divisions investing in separate portfolios (the "Funds") of American General Series Portfolio Company are available under the Contracts in addition to the Company's General Account. The ten Funds underlying the available Separate Account Divisions are Stock Index Fund, MidCap Index Fund, Small Cap Index Fund, International Equities Fund, Social Awareness Fund, Timed Opportunity Fund, Capital Conservation Fund, Government Securities Fund, International Government Bond Fund and Money Market Fund.

     Accumulation of Purchase Payments. Prior to retirement, the Participant pursues various investment options on a variable or fixed basis by directing net Purchase Payments to various Variable or Fixed Subaccounts. Variable investments are accomplished by allocating or transferring amounts to Variable Subaccounts. Fixed investments are accomplished by allocating or transferring amounts to Fixed Subaccounts. Amounts in each of the ten Variable Subaccounts are invested in a corresponding Separate Account Division which invests, in turn, in an underlying Fund. As the value of the investment in the Funds increases or decreases, the value of the Variable Subaccounts accumulations will increase or decrease. The value of such accumulations is subject to deduction for charges summarized below. Amounts in each of the two Fixed Subaccounts earn various rates of interest, with the minimum being the guaranteed rate. The Participant may pursue up to seven investment options at any one time by allocating and/or accumulating amounts in up to seven of the twelve available subaccounts. (For information as to how the Contracts may be purchased, and certain minimums that apply to Purchase Payments and Accumulation Values, see "Accumulation Period.") Owners of individual Contracts may exercise a 10-day revocation right (in some states this may be a 20-day revocation right). (See "Revocation.")

     Surrenders. The Participant may, subject to applicable law and the terms of the employer's plan, make a total or partial surrender at any time during the Accumulation Period by giving a written request to the Company. (See "Surrender" and "Federal Tax Matters.") An individual Contract must be returned to the Company before a total surrender can be effected. A surrender charge may be assessed.

     Surrender Charge. A surrender charge of up to 5% of Purchase Payments received during the most recent 60 months may be assessed for a partial or total surrender. The surrender charge is designed to help defray sales and distribution expenses incurred by the Company. The Company intends to decrease or eliminate the surrender charge applicable to a particular Contract if it estimates that its sales expenses will be lower. (See "Charge for Partial and Total Surrenders.")

     Fixed and Variable Annuity Payments. On the Annuity Date, the Accumulation Value, at the Annuitant's option, may be applied to purchase any combination of fixed and/or variable annuities, subject to the Company's minimum annuity payment and other requirements for any one annuity form. (See "Fixed or Variable Annuity Payments" and "Annuity Payment Options.") Up to seven Divisions, or six Divisions if a fixed annuity is also selected, may be utilized to provide annuity payments.

     Transfers. During the Accumulation Period, all or part of the Accumulation Value may be transferred among variable investment options or from variable investment options to fixed investment options. Transfers may be made from fixed investment options subject to certain conditions. (See "Transfers Among Investment Options.")

     During the Annuity Period, an Annuitant may also transfer amounts among the variable investment options underlying a variable annuity, or all or part of amounts underlying a variable annuity to provide a fixed annuity, once every 365 days. Transfers of amounts providing a fixed annuity may not be made to provide a variable annuity during the Annuity Period.

     Transfers are not subject to any charge. (See "Transfers Among Investment Options" for additional conditions and limitations regarding transfers.) The transfer privilege may be suspended or terminated at any time.

     Other Charges. An annual account maintenance fee, which is currently $20 for the first Participant Year and $15 per Participant Year thereafter during the Accumulation Period, is due in quarterly installments beginning the first day of the calendar quarter following the first date a Purchase Payment is credited to the Participant Account; however, it is not deducted until the last day of the calendar quarter in which it is due. A full quarterly charge will be assessed if the Participant Account is surrendered during a calendar quarter. This fee will reduce the Surrender Value of the Participant Account. This fee contributes to offsetting the cost of administrative expenses with respect to each Contract and may be increased or decreased. Contract Owners will be sent notice of any increase or decrease in this fee. No annual account maintenance fee will be assessed during the Annuity Period.

     The Company intends to decrease or eliminate the annual account maintenance fee applicable to a particular Contract if it estimates that its administrative expenses will be lower. (See "Fee for Annual Account Maintenance.")

     A daily fee is charged at the annual rate of 1% of the average daily net asset value allocable to the Variable Subaccounts. This fee is imposed for certain additional expenses and for assumption by the Company of certain mortality risks. Additionally, in certain states a deduction for premium tax is made. (See "Charge to the Separate Account" and "Charge for Premium Taxes.")

     A daily charge, based on a percentage of average daily net assets, is paid by each Fund to its investment adviser for investment management. These charges, and other Fund charges and expenses more fully described in the prospectuses for the Funds and summarized in the preceding Fee Table, are borne indirectly by the Contract Owners.

THE COMPANY AND THE
SEPARATE ACCOUNT

     The Company is a stock life insurance company organized under the laws of the State of Texas as the successor to Variable Annuity Life Insurance Company of America, a District of Columbia life insurance company organized in 1955. The Company is engaged primarily in the offering and issuance of fixed and variable retirement annuity contracts and combinations thereof. The Company's executive office is located at 2929 Allen Parkway, Houston, Texas 77019; its mailing address is P.O. Box 3206, Houston, Texas 77253.

     The Company is an indirect wholly-owned subsidiary of American General Corporation. However, the assets of American General Corporation do not support the obligations of the Company under the Contracts. Members of the American General Corporation group of companies operate in each of the 50 states, the District of Columbia and Canada, and collectively are engaged in substantially all forms of financial services, with activities heavily weighted toward insurance.

     On April 18, 1979, the Board of Directors of the Company established the Separate Account in accordance with the Texas Insurance Code. The Separate Account is registered with the U.S. Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Units of interest in the Separate Account under the Contracts are registered as securities under the Securities Act of 1933 (the "1933 Act"). Under the Texas Insurance Code and the Contracts, the assets of the Separate Account will not be chargeable with liabilities arising out of any other business which the Company may conduct, but will be held exclusively for the benefit of the Contract Owners, Participants, Annuitants, and the Beneficiaries of the Contracts.

     Each Division of the Separate Account is administered and accounted for as part of the general business of the Company, however, the income, capital gains, or capital losses of each Division of the Separate Account are credited to or charged against the assets held in that Division in accordance with the terms of each Contract without regard to the income, capital gains, or capital losses of any other Division or arising out of any other business the Company may conduct.

     Each Division of the Separate Account available under the Contracts will invest in the shares of a specific Fund. The Separate Account currently is made up of eighteen Divisions, ten of which are available as variable investment options under the Contracts to receive net Purchase Payments (Divisions Four, Five, Six, Seven, Eight, Ten, Eleven, Twelve, Thirteen and Fourteen). All of the investment portfolios underlying these Divisions are also available under other variable annuity contracts issued by the Company. (For a description of the Divisions available under the Contracts and the specific Fund in which each respective Division invests, see "The Funds.")

     The above listed Funds are one of thirteen investment portfolios of American General Series Portfolio Company (the "Series Company"), a diversified, open-end, management investment company registered under the 1940 Act.

THE FUNDS

     The Company serves as the investment adviser to American General Series Portfolio Company (the "Series Company"), ten of whose investment portfolios (the "Funds") act as investment media for Divisions Four, Five, Six, Seven, Eight, Ten, Eleven, Twelve, Thirteen and Fourteen of the Separate Account. Certain Funds act as investment media for other variable annuity contracts issued by the Company and not offered pursuant to this prospectus. Also, certain of the Funds act as investment media for variable annuity contracts issued by affiliates of the Company. Each investment portfolio is, in effect, a separate "fund" for which the Series Company issues a separate series (class) of stock.

     A brief summary of the investment objectives of each Fund appears below. For more complete information about these Funds, including charges and expenses, refer to your American General Series Portfolio Company prospectus, additional copies of which are available from The Variable Annuity Marketing Company, P.O. Box 3206, Houston, Texas 77253 or contact any Regional Office at 1-800-44-VALIC or at the address shown on the inside back cover of this prospectus. Read the prospectus carefully before you invest or send money.

     STOCK INDEX FUND (DIVISION TEN). This Fund seeks long-term capital growth through investment in common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P 500(R) Index.

     MIDCAP INDEX FUND (DIVISION FOUR). This Fund seeks to provide growth of capital through investments primarily in a diversified portfolio of common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the Standard & Poor's(R) Corporation (S&P(R)) MidCap 400 Index. Effective October 1, 1991, the Capital Accumulation Fund changed its name to the MidCap Index Fund and revised its investment objective, investment program and investment restrictions accordingly, pursuant to contract owner vote.

     SMALL CAP INDEX FUND (DIVISION FOURTEEN). This Fund seeks to provide growth of capital through investments primarily in a diversified portfolio of common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the Russell 2000(R)** Index.

     INTERNATIONAL EQUITIES FUND (DIVISION ELEVEN). The Fund seeks to provide long-term growth of capital through investments primarily in a diversified portfolio of equity and equity related securities of foreign issuers that, as a group, are

---------------

 * "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)" and "S&P MidCap 400 Index" are trademarks of Standard and Poor's Corporation. Neither the MidCap Index Fund nor the Stock Index Fund is sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in these Funds.

** The Russell 2000 Index is a trademark/service mark of the Frank Russell
   Company. RussellTM is a trademark of the Frank Russell Company.

expected to provide investment results closely corresponding to the performance of the Morgan Stanley Capital International Europe, Australia and Far East Index ("EAFE Index").

     SOCIAL AWARENESS FUND (DIVISION TWELVE). This Fund seeks growth of capital through investment, primarily in common stocks, in companies which meet the social criteria established for the Fund.

     TIMED OPPORTUNITY FUND (DIVISION FIVE). This Fund seeks maximum aggregate rate of return over the long-term through controlled investment risk by adjusting its investment mix among stocks, long-term debt securities and short-term money market securities.

     CAPITAL CONSERVATION FUND (DIVISION SEVEN). This Fund seeks the highest possible total return consistent with preservation of capital through current income and capital gains on investments in intermediate and long-term debt instruments and other income producing securities.

     GOVERNMENT SECURITIES FUND (DIVISION EIGHT). This Fund seeks high current income and protection of capital through investments in intermediate and long-term U.S. Government debt securities.

     INTERNATIONAL GOVERNMENT BOND FUND
(DIVISION THIRTEEN). This Fund seeks high current income through investments primarily in high quality debt securities issued or guaranteed by foreign governments.

     MONEY MARKET FUND (DIVISION SIX). This Fund seeks liquidity, protection of capital and current income through investments in short-term money market instruments. Shares of the Money Market Fund are neither insured nor guaranteed by the U.S. Government. There is no assurance that this Fund will be able to maintain a stable net asset value of $1.00 per share.

PERFORMANCE INFORMATION

     The Separate Account may from time to time advertise certain performance information concerning its various Divisions. The Separate Account and certain Divisions have been offering contracts for periods prior to the commencement of the offering of the Contracts described in this Prospectus. The performance information is based on historical results and is not intended to indicate past performance under an actual Contract or future performance. Each Division may also, from time to time, advertise its performance relative to certain performance rankings and indices compiled by independent organizations. More detailed information as to the calculation of performance information, as well as comparisons with unmanaged market indices, appears in the Statement of Additional Information.

     Each Division may advertise total return performance information for various periods of time. Total return performance information is based on the overall dollar or percentage change in value of a hypothetical investment in the specific Division over a given period of time. In general, a Division's total return reflects the overall change in value of the Division from the beginning of the relevant period to the end of that period.

     Average annual total return information shows the average percentage change in the value of an investment in the Division from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results, less all charges and deductions applied against the Division (including any maintenance charge and surrender charge that would apply if a Contract Owner terminated the Contract at the end of each period indicated, but excluding any deductions for premium taxes). The rate is computed for each Division comparing an initial hypothetical investment of $1,000 in the Division to the redeemable value of that investment at the end of specifically identified 1, 3, 5 and 10 year periods. In order to calculate average annual total return, the Company divides the value of a Division under a Contract terminated on a particular date by a hypothetical $1,000 investment in the Division made by the Contract Owner at the beginning of the period illustrated. The resulting total growth rate for the period is then annualized to obtain the average annual percentage increase (or decrease) during the period. Annualization assumes that the application of a single rate of return each year during the period will produce the ending value, taking into account the effect of compounding.

     The Divisions may advertise total return performance information computed on different bases. First, the Divisions may present total return information computed on the same basis as described above, except deductions will not include the surrender charge or the maintenance charge. (The Company refers to this presentation as "Cumulative Return.") This presentation assumes that the investment in the Contract persists beyond the period when the surrender charge applies, consistent with the long-term investment and retirement objectives of the Contract. This presentation may assume 1, 3, 5 and 10 year periods and is based on a hypothetical $10,000 initial investment.

     Second, the Divisions may present a nonstandardized average annual total return that reflects all historical investment results without deduction for surrender charges, premium taxes or account maintenance fees. The rate for the nonstandardized version of average annual total return is otherwise computed for each Division in the same manner as stated above for the standardized version of average annual total return.

     Third, the Divisions may also advertise total return performance information computed on different bases. For example, the Divisions may present cumulative total return information computed on the same basis as described above for total return performance information, except deductions will not include the surrender charge. (The Company refers to this presentation as "Cumulative Return.") This presentation assumes that the investment in the Contract persists beyond the period when the Surrender Charge applies, consistent with the long-term investment and retirement objectives of the Contract. This presentation may assume 1, 3, 5 and 10 year periods and is based on a hypothetical $10,000 initial investment.

     Fourth, the Divisions may present total return information calculated by subtracting a Division's Accumulation Unit value at the beginning of a year from the Accumulation Unit value of that Division at the end of the year and dividing the difference by the Accumulation Unit value at the beginning of the year. (The Company refers to this presentation as "Annual Change in Accumulation Unit Value.") This computation results in a total growth rate for the period which the Company annualizes (as described above) in order to obtain the average annual percentage change in the Accumulation Unit value for that period. Surrender charges, premium taxes, and maintenance fees are not deducted from the Accumulation Unit values. These charges, if applicable, are imposed by the cancellation of Accumulation Units attributable to an individual Contract Owner's account. The effect of these charges is to reduce total return to the Contract Owner.

     Fifth, the Divisions may present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Division for the specified period. This calculation is the same as that for the Annual Change in Accumulation Unit Value but is based on the Accumulation Unit value at the beginning and end of a period of years in excess of one year. (The Company refers to this presentation as "Cumulative Change in Accumulation Unit Value.")

     Sixth, the Divisions may present total return information based on different amounts of periodic investments into the Division. For example the Division may present total return information based on a $100 a month investment for a specified period into the Division.

     Finally, the Divisions may present a hypothetical example that applies the Annual Change in Accumulation Unit Value to an initial investment of $10,000. (The Company refers to this presentation as "Hypothetical $10,000 Account Value.")

     Each Division other than the Money Market Division may advertise standardized yield performance in addition to total return information. A Division's yield is one way of showing the rate of income the Division earns as a percentage of the value of the Division's Accumulation Units. The yield of each Division is computed by dividing the average daily net investment income per Accumulation Unit of the Division earned during a specifically identified 30-day base period, less a maintenance charge, by the Accumulation Unit value on the last day of the period, and annualizing that result. This calculation takes into account the average daily number of Accumulation Units outstanding during the period. The yield of each Division reflects the deduction of all charges, expenses and fees applicable against the Division, but does not take into account the surrender charge and premium taxes.

     The Money Market Division may advertise current yield and effective yield performance information. The yield of the Money Market Division refers to the income generated by an investment in the Money Market Division over a specifically identified 7-day period. (The yield does not take into account the surrender charge, the maintenance charge or premium taxes.) This income is annualized by assuming that the amount of income generated by the investment during that week is generated each week over a 52-week period and is shown as a percentage of the investment. The 7 day current yield for the seven days ended December 31, 1996 was 3.92%. The effective yield of the Money Market Division is calculated in a similar manner but, when annualizing such yield, income earned by the Money Market Division is assumed to be reinvested. This compounding effect will cause effective yield to be higher than current yield. The 7 day effective yield for the seven days ended December 31, 1996 was 3.99%.

     Certain performance data related to each Division is printed in the tables below. (See "Performance Calculation" in the Statement of Additional Information for certain other performance data.)

     The information presented does not reflect the advantage under the Contracts of deferring Federal income tax on increases in Account Value due to earnings attributable to Purchase Payments. (See "Federal Tax Matters -- Effect of Tax Deferred Accumulation.") The information presented also does not reflect the advantage under Qualified Contracts of deferring federal income tax on Purchase Payment Contributions (See "Federal Tax Matters -- Effect of Tax Deferred Accumulation.")

     The performance results shown in this section are not an estimate or guarantee of future investment performance, and do not represent the actual experience of amounts invested by a particular Participant.

                          AVERAGE ANNUAL TOTAL RETURN
               WITH SURRENDER CHARGE AND MAINTENANCE FEE IMPOSED
                      (FOR PERIOD ENDED DECEMBER 31, 1996)

         NO.
      OF YEARS          DIV 4       DIV 5       DIV 6       DIV 7       DIV 8       DIV 10      DIV 11      DIV 12      DIV 13
      --------         --------    --------    --------    --------    --------    --------    --------    --------    --------
 1 Year..............     12.51%       4.95%      (0.79)%     (3.87)%     (3.72)%     16.42%       0.90%      17.65%      (1.37)%
 3 Years.............     11.69        8.38        2.05        2.15        1.83       16.75        5.83       16.77        6.35
 5 Years.............     11.21        6.24        1.99        5.02        4.30       12.86        5.52       11.72        6.84
10 Years.............      9.11        8.13        4.32        5.58        5.54          --          --          --          --
 Since Inception*....      8.59        7.50        4.31        5.54        5.48       11.30        2.72       11.86        9.00

         NO.
      OF YEARS          DIV 14
      --------         --------
 1 Year..............     10.47%
 3 Years.............     10.33
 5 Years.............        --
10 Years.............        --
 Since Inception*....     12.40

                          AVERAGE ANNUAL TOTAL RETURN
              WITH NO SURRENDER CHARGE AND MAINTENANCE FEE IMPOSED
                      (FOR PERIOD ENDED DECEMBER 31, 1996)

         NO.
      OF YEARS          DIV 4       DIV 5       DIV 6       DIV 7       DIV 8       DIV 10      DIV 11      DIV 12      DIV 13
      --------         --------    --------    --------    --------    --------    --------    --------    --------    --------
 1 Year..............     17.61%       9.99%       3.97%       0.75%       0.90%      21.53%       5.75%      22.75%       3.36%
 3 Years.............     13.14        9.91        3.75        3.85        3.53       18.10        7.43       18.12        7.93
 5 Years.............     11.99        7.14        3.02        5.96        5.26       13.60        6.44       12.49        7.73
10 Years.............      9.25        8.26        4.44        5.71        5.67          --          --          --          --
 Since Inception*....      8.73        7.64        4.44        5.67        5.62       11.44        2.85       12.00        9.13

         NO.
      OF YEARS          DIV 14
      --------         --------
 1 Year..............     15.57%
 3 Years.............     11.81
 5 Years.............        --
10 Years.............        --
 Since Inception*....     13.23

---------------

* Division Four was initiated on October 13, 1982. Effective October 1, 1991 the Capital Accumulation Fund changed its name to the MidCap Index Fund and revised its investment objective, investment program and investment restrictions accordingly, pursuant to contract owner vote. Division Five was initiated on September 6, 1983. Divisions Six, Seven and Eight were initiated on January 16, 1986. Division Ten was initiated on April 20, 1987. Divisions Eleven and Twelve were initiated on October 2, 1989. Division Thirteen was initiated on October 1, 1991. Division Fourteen was initiated on May 1, 1992.

                               CUMULATIVE RETURN
                        (PERIOD ENDED DECEMBER 31, 1996)

                                                   SINCE
                   DIVISION                      INCEPTION*    10 YEARS    5 YEARS     3 YEARS      1 YEAR
                   --------                      ----------    --------    -------     -------      ------
Stock Index Fund (Division 10).................      184.84%         --       89.18%      64.71%     21.53%
MidCap Index Fund (Division 4)
  Period from 10/01/91 through 12/31/96........       96.61          --       76.13       44.84       17.61
  Period from 10/13/82 through 12/31/96........      227.26      142.14%      76.13       44.84       17.61
Small Cap Index Fund (Division 14).............       78.54          --          --       39.79       15.57
International Equities Fund (Division 11)......       22.29          --       36.60       23.98        5.75
Social Awareness Fund (Division 12)............      125.27          --       80.12       64.79       22.75
Timed Opportunity Fund (Division 5)............      165.19      121.24       41.19       32.78        9.99
Capital Conservation Fund (Division 7).........       82.55       74.24       33.55       11.99        0.75
Government Securities Fund (Division 8)........       81.57       73.57       29.21       10.97        0.90
International Government Bond Fund (Division
  13)..........................................       58.22          --       45.09       25.74        3.36
Money Market Fund (Division 6).................       60.72       54.47       16.05       11.66        3.97

---------------

* See footnote for Average Annual Total Return for the inception date of each Division.

            ANNUAL AND CUMULATIVE CHANGE IN ACCUMULATION UNIT VALUE

                                                                                    INTER-
                                             MIDCAP           SMALL CAP            NATIONAL             SOCIAL
                        STOCK INDEX           INDEX             INDEX              EQUITIES           AWARENESS
                       DIVISION 10(1)     DIVISION 4(2)     DIVISION 14(3)      DIVISION 11(4)      DIVISION 12(4)
                       --------------     -------------     --------------      --------------      --------------
ANNUAL CHANGE
YEAR ENDED:
12/31/96.............           21.53%            17.61%             15.57%               5.75%              22.75%
12/31/95.............           35.95             29.24              26.39                9.67               37.57
12/31/94.............           (0.30)            (4.70)             (4.30)               6.90               (2.42)
12/31/93.............            8.78             11.78              14.77               28.58                6.84
12/31/92.............            5.58              8.79              11.28              (14.31)               2.31
12/31/91.............           27.70             20.81                 --               10.06               26.63
12/31/90.............           (4.83)           (10.20)                --              (20.90)              (2.21)
12/31/89.............           27.88             18.10                 --                2.84                1.00
12/31/88.............           13.13             13.06                 --                  --                  --
12/31/87.............          (14.38)            (5.10)                --                  --                  --

CUMULATIVE
  CHANGE
For each period end
  since 12/31/86
12/31/96.............         184.84%           142.14%             78.54%              22.29%             125.27%
12/31/95.............          134.39            105.89              54.49               15.65               83.51
12/31/94.............           72.41             59.31              22.23                5.45               33.39
12/31/93.............           72.93             67.17              27.72               (1.36)              36.70
12/31/92.............           58.97             49.55              11.28              (23.29)              27.95
12/31/91.............           50.56             37.47                 --              (10.48)              25.06
12/31/90.............           17.90             13.80                 --              (18.66)              (1.23)
12/31/89.............           23.88             26.72                 --                2.84                1.00
12/31/88.............           (3.13)             7.30                 --                  --                  --
12/31/87.............          (14.38)            (5.10)                --                  --                  --

                                                                                   INTER-
                                                                                  NATIONAL
                           TIMED            CAPITAL          GOVERNMENT          GOVERNMENT            MONEY
                        OPPORTUNITY      CONSERVATION        SECURITIES             BOND              MARKET
                       DIVISION 5(5)     DIVISION 7(6)      DIVISION 8(6)      DIVISION 13(7)      DIVISION 6(6)
                       -------------     -------------      -------------      --------------      -------------
ANNUAL CHANGE
YEAR ENDED:
12/31/96.............           9.99%             0.75%              0.90%               3.36%            3.97%
12/31/95.............          23.55             19.58              16.31               17.63             4.51
12/31/94.............          (2.29)            (7.04)             (5.44)               3.42             2.77
12/31/93.............           8.19             10.88               9.70               13.08             1.67
12/31/92.............          (1.71)             7.55               6.14                2.05             2.22
12/31/91.............          20.13             16.00              13.59                9.05             4.49
12/31/90.............          (3.38)            (1.28)              4.91                  --             6.83
12/31/89.............          15.81             10.63              11.03                  --             7.92
12/31/88.............           8.63              5.92               4.95                  --             5.72
12/31/87.............           7.31             (2.78)             (3.26)                 --             4.50
CUMULATIVE
  CHANGE
For each period end
  since 12/31/86
12/31/96.............        121.24%            74.24%             73.57%              58.22%           54.47%
12/31/95.............         101.14             72.95              72.02               53.08%           48.57
12/31/94.............          62.81             44.63              47.90               30.14            42.16
12/31/93.............          66.62             55.58              56.42               25.83            38.33
12/31/92.............          54.01             40.32              42.59               11.28            36.06
12/31/91.............          56.69             30.47              34.34                9.05            33.10
12/31/90.............          30.43             12.47              18.26                  --            27.38
12/31/89.............          35.00             13.92              12.73                  --            19.23
12/31/88.............          16.57              2.98               1.53                  --            10.48
12/31/87.............           7.31             (2.78)             (3.26)                 --             4.50

---------------

For the year in which a Division was initiated, less than a full year's performance has been reflected. Actual, not annualized, performance is reflected.
(1) Initiated 4/20/87.
(2) Initiated 10/13/82 (formerly the Capital Accumulation Division). Effective October 1, 1991, the Fund underlying this Division changed its name from the Capital Accumulation Fund to the MidCap Index Fund and amended its investment objective, investment program and investment restrictions accordingly. Historical data prior to October 1, 1991 reflect investment experience prior to these changes. Investment experience, for MidCap Index Division 4 subsequent to October 1, 1991 has been as follows: for the period from October 1, 1991 to December 31, 1991 the change in accumulation unit value was 11.63%, for the period from October 1, 1991 to December 31, 1992 the cumulative change in accumulation unit value was 21.43%, for the period from October 1, 1991 to December 31, 1993 the cumulative change in accumulation unit value was 35.74%; for the period from October 1, 1991 to December 31, 1994 the cumulative change in accumulation unit value was 29.36%; for the period from October 1, 1991 to December 31, 1995 the cumulative change in accumulation unit value was 67.18%; and for the period from October 1, 1991 to December 31, 1996 the cumulative change in accumulation unit value was 96.61%.
(3) Initiated 5/1/92.
(4) Initiated 10/2/89.
(5) Initiated 9/6/83.
(6) Initiated 1/16/86.
(7) Initiated 10/1/91.

                       HYPOTHETICAL $10,000 ACCOUNT VALUE
                       INVESTED AT INCEPTION OF DIVISION

     The tables and graphs below show the change in accumulation value of a hypothetical $10,000 investment in each of the Divisions since the inception of the Division.

                         STOCK INDEX FUND (DIVISION 10)

    ANNUAL VALUE OF A $10,000
     STIPULATED PAYMENT MADE                              VALUE AT MONTHLY INTERVALS OF A $10,000
         APRIL 20, 1987                                   STIPULATED PAYMENT MADE APRIL 20, 1987
---------------------------------                         ---------------------------------------
04/20/87...............  $10,000
12/31/87...............    8,562
12/31/88...............    9,687
12/31/89...............   12,388
12/31/90...............   11,790
12/31/91...............   15,056                                       [CHART]
12/31/92...............   15,897
12/31/93...............   17,293
12/31/94...............   17,241
12/31/95...............   23,439
12/31/96...............   28,484


                         MIDCAP INDEX FUND (DIVISION 4)

     The performance information for the MidCap Index Division is shown in two separate sets of tables and graphs for the ten year period beginning January 1, 1987 and for the period beginning October 1, 1991. The latter period shows the performance of the MidCap Index Division since the change in investment objectives, investment program and investment restrictions of the underlying Fund. Selected accumulation unit data for the last ten years for the MidCap Index Division appears on page 8 of this Prospectus.

    ANNUAL VALUE OF A $10,000
     STIPULATED PAYMENT MADE                              VALUE AT MONTHLY INTERVALS OF A $10,000
         OCTOBER 1, 1991                                  STIPULATED PAYMENT MADE OCTOBER 1, 1991
---------------------------------                         ---------------------------------------
10/01/91...............  $10,000
12/31/91...............   11,163
12/31/92...............   12,143
12/31/93...............   13,574                                        [CHART]
12/31/94...............   12,936
12/31/95...............   16,718
12/31/96...............   19,661




    ANNUAL VALUE OF A $10,000
     STIPULATED PAYMENT MADE                              VALUE AT MONTHLY INTERVALS OF A $10,000
         JANUARY 1, 1987                                  STIPULATED PAYMENT MADE JANUARY 1, 1987
---------------------------------                         ---------------------------------------
01/01/87...............  $10,000
12/31/87...............    9,490
12/31/88...............   10,730
12/31/89...............   12,672
12/31/90...............   11,380
12/31/91...............   13,747                                        [CHART]
12/31/92...............   14,955
12/31/93...............   16,717
12/31/94...............   15,931
12/31/95...............   20,589
12/31/96...............   24,214


                       SMALL CAP INDEX FUND (DIVISION 14)

    ANNUAL VALUE OF A $10,000
     STIPULATED PAYMENT MADE                              VALUE AT MONTHLY INTERVALS OF A $10,000
           MAY 1, 1992                                           PAYMENT MADE MAY 1, 1992
---------------------------------                         ---------------------------------------
05/01/92...............  $10,000
12/31/92...............   11,128
12/31/93...............   12,772                                        [CHART]
12/31/94...............   12,223
12/31/95...............   15,449
12/31/96...............   17,854




                   INTERNATIONAL EQUITIES FUND (DIVISION 11)

    ANNUAL VALUE OF A $10,000
     STIPULATED PAYMENT MADE                              VALUE AT MONTHLY INTERVALS OF A $10,000
         OCTOBER 2, 1989                                  STIPULATED PAYMENT MADE OCTOBER 2, 1989
---------------------------------                         ---------------------------------------
10/02/89...............  $10,000
12/31/89...............   10,284
12/31/90...............    8,134
12/31/91...............    8,952
12/31/92...............    7,671                                        [CHART]
12/31/93...............    9,864
12/31/94...............   10,545
12/31/95...............   11,565
12/31/96...............   12,229


                      SOCIAL AWARENESS FUND (DIVISION 12)

    ANNUAL VALUE OF A $10,000
     STIPULATED PAYMENT MADE                              VALUE AT MONTHLY INTERVALS OF A $10,000
         OCTOBER 2, 1989                                  STIPULATED PAYMENT MADE OCTOBER 2, 1989
---------------------------------                         ---------------------------------------
10/02/89...............  $10,000
12/31/89...............   10,100
12/31/90...............    9,877
12/31/91...............   12,506
12/31/92...............   12,795                                        [CHART]
12/31/93...............   13,670
12/31/94...............   13,339
12/31/95...............   18,351
12/31/96...............   22,527




                      TIMED OPPORTUNITY FUND (DIVISION 5)

    ANNUAL VALUE OF A $10,000
     STIPULATED PAYMENT MADE                              VALUE AT MONTHLY INTERVALS OF A $10,000
         JANUARY 1, 1987                                  STIPULATED PAYMENT MADE JANUARY 1, 1987
---------------------------------                         ---------------------------------------
01/01/87...............  $10,000
12/31/87...............   10,731
12/31/88...............   11,657
12/31/89...............   13,500
12/31/90...............   13,043
12/31/91...............   15,669                                        [CHART]
12/31/92...............   15,401
12/31/93...............   16,662
12/31/94...............   16,281
12/31/95...............   20,114
12/31/96...............   22,124


                     CAPITAL CONSERVATION FUND (DIVISION 7)

    ANNUAL VALUE OF A $10,000
     STIPULATED PAYMENT MADE                              VALUE AT MONTHLY INTERVALS OF A $10,000
         JANUARY 1, 1987                                  STIPULATED PAYMENT MADE JANUARY 1, 1987
---------------------------------                         ---------------------------------------
01/01/87...............  $10,000
12/31/87...............    9,722
12/31/88...............   10,298
12/31/89...............   11,392
12/31/90...............   11,247
12/31/91...............   13,047                                        [CHART]
12/31/92...............   14,032
12/31/93...............   15,558
12/31/94...............   14,463
12/31/95...............   17,295
12/31/96...............   17,424




                    GOVERNMENT SECURITIES FUND (DIVISION 8)

    ANNUAL VALUE OF A $10,000
     STIPULATED PAYMENT MADE                              VALUE AT MONTHLY INTERVALS OF A $10,000
         JANUARY 1, 1987                                  STIPULATED PAYMENT MADE JANUARY 1, 1987
---------------------------------                         ---------------------------------------
01/01/87...............  $10,000
12/31/87...............    9,674
12/31/88...............   10,153
12/31/89...............   11,273
12/31/90...............   11,826
12/31/91...............   13,434                                        [CHART]
12/31/92...............   14,259
12/31/93...............   15,642
12/31/94...............   14,790
12/31/95...............   17,202
12/31/96...............   17,357


                INTERNATIONAL GOVERNMENT BOND FUND (DIVISION 13)

    ANNUAL VALUE OF A $10,000
     STIPULATED PAYMENT MADE                              VALUE AT MONTHLY INTERVALS OF A $10,000
         OCTOBER 1, 1991                                  STIPULATED PAYMENT MADE OCTOBER 1, 1991
---------------------------------                         ---------------------------------------
10/01/91...............  $10,000
12/31/91...............   10,905
12/31/92...............   11,128
12/31/93...............   12,583                                        [CHART]
12/31/94...............   13,014
12/31/95...............   15,308
12/31/96...............   15,822




                         MONEY MARKET FUND (DIVISION 6)

    ANNUAL VALUE OF A $10,000
     STIPULATED PAYMENT MADE                              VALUE AT MONTHLY INTERVALS OF A $10,000
         JANUARY 1, 1987                                  STIPULATED PAYMENT MADE JANUARY 1, 1987
---------------------------------                         ---------------------------------------
01/01/87...............  $10,000
12/31/87...............   10,450
12/31/88...............   11,048
12/31/89...............   11,923
12/31/90...............   12,738
12/31/91...............   13,310                                        [CHART]
12/31/92...............   13,606
12/31/93...............   13,833
12/31/94...............   14,216
12/31/95...............   14,857
12/31/96...............   15,447


ENDORSEMENTS AND PUBLISHED RATINGS

     From time to time, in advertisements or in reports to Contract Owners, the Company may refer to endorsements. Endorsements are often in the form of a list of organizations, individuals or other parties which recommend the Company or the Contracts. The endorser's name will be used only with the endorser's consent. It should be noted that the list of endorsements may change from time to time.

     Also from time to time, the rating of the Company as an insurance company by A. M. Best may be referred to in advertisements or in reports to Contract Owners. Each year the A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. Best's Ratings range from A++ to F. An A++ rating means, in the opinion of A. M. Best, that the insurer has demonstrated the strongest ability to meet its respective policyholder and other contractual obligations.

     In addition, the claims-paying ability of the Company as measured by the Standard and Poor's Ratings Group may be referred to in advertisements or in reports to Contract Owners. A Standard and Poor's insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. Standard and Poor's ratings range from AAA to D.

     Further, from time to time the Company may refer to Moody's Investor's Service's rating of the Company. Moody's Investor's Service's financial strength ratings indicate an insurance company's ability to discharge senior policyholder obligations and claims and are based on an analysis of the insurance company and its relationship to its parent, subsidiaries and affiliates. Moody's Investor's Service's ratings range from Aaa to C.

     The Company will additionally refer to its Duff & Phelp's rating. A Duff & Phelp's rating is an assessment of a Company's insurance claims-paying ability. Duff & Phelp's ratings range from AAA to CCC. An AAA rating reflects that the Company has the highest claims-paying ability.

     The Company may from time to time, refer to Lipper Analytical Services Incorporated ("Lipper"), Morningstar, Inc. ("Morningstar") and CDA/Wiesenberger Investment Companies ("CDA/Wiesenberger") when discussing the performance of its Divisions. Lipper, Morningstar and CDA/Wiesenberger are leading publishers of statistical data about the investment company industry in the United States.

     Additionally, the Company may compare the performance of the Divisions to categories published by Lipper and Morningstar. The published categories which may be utilized in comparison with the performance of the Divisions include the Morningstar Growth and Income Mutual Fund Category, Morningstar Aggressive Growth Mutual Fund Category, Morningstar Growth Mutual Fund Category, Morningstar International Stock Mutual Fund Category, Lipper Growth and Income Mutual Fund Category, Lipper Small Company Growth Mutual Fund Category, Lipper Growth Mutual Fund Category and Lipper International Mutual Fund Category. Additional Lipper or Morningstar categories may be utilized if they are deemed by the Company relevant to the performance of the Company's Divisions.

     The Company may, from time to time, refer to The Variable Annuity Research & Data Services (VARDS) Report. The VARDS Report offers monthly analysis of the variable annuity industry, including marketing and performance information. VARDS currently tracks over 900 variable separate accounts totaling over $260 Billion in variable annuity assets.

     The Company may, from time to time, refer to Bankers Trust Company's Tactical Asset Allocation Model's historical performance and compare such performance to that of the S&P 500 Index. Neither the Model nor the S&P 500 Index is a managed fund and neither have identifiable investment objectives.

     The Company may, from time to time, refer to a general investment strategy known as indexing. Several of the Divisions employ this investment strategy. The Company may compare the performance of these Divisions to the S&P 500 Index, S&P MidCap 400 Index, Russell 2000 Index, Morgan Stanley Capital International Europe, Australia and Far East (EAFE) Index, or any other appropriate market index. The indexes are not managed funds and have no identifiable investment objectives.

     Finally the Company will utilize as a comparative measure for the performance of its Funds the Consumer Price Index ("CPI"). The CPI is a measure of change in consumer prices, as determined in a monthly survey of the U.S. Bureau of Labor Statistics. Housing costs, transportation, food, electricity, changes in taxes and labor costs are among the CPI components. The CPI provides a tool for determining the impact of inflation on an individual's purchasing power.

TRANSFERS AMONG INVESTMENT OPTIONS

     Transfers of Accumulation Value and Annuity Units among investment options are permitted subject to the conditions discussed below. The right to make transfers is exercisable by the Participant during the Accumulation Period and by the Annuitant during the Annuity Period. The Company reserves the right to limit or restrict transfers to the extent such limitation or restriction is allowed by the Contract.

TRANSFERS DURING THE ACCUMULATION PERIOD

     Transfers among investment options during the Accumulation Period are accomplished by transferring Accumulation Value among Variable Subaccounts (which are invested in Divisions) or Fixed Subaccounts.

     The Company has the right to limit transfers. The Company's current policy is that transfers among Variable Subaccounts or from Variable Subaccount(s) to Fixed Subaccount(s) currently may be made at any time during the Accumulation Period.

     Transfers from a Fixed Subaccount to one or more Variable Subaccounts or another Fixed Subaccount may be made during the Accumulation Period, subject to restrictions. Specifically, during the Accumulation Period, transfers of up to 20% of the Accumulation Value allocated to Fixed Account Plus may be made each Participant Year. VALIC may permit transfers in excess of this limit by prior written notice to all Contract Owners. However, if the transfer would result in a Fixed Account Plus Accumulation Value of less than $500, the entire Fixed Account Plus Accumulation Value may be transferred at that time. A transfer to Short Term Fixed Account currently will result in no further transfers from Short Term Fixed Account being permitted for a period of 90 days. Otherwise, transfers from Short Term Fixed Account may be made at any time during the Accumulation Period provided, however, that the 90 day transfer period may be changed at any time. However, the transfer period may not exceed 180 days.

     Plan loans from the Fixed Subaccounts may be permitted by your employer's plan. Refer to your plan for a description of charges and further information.

TRANSFERS DURING THE ANNUITY PERIOD

     During the Annuity Period, transfers among investment options are accomplished by transferring Annuity Units among the Separate Account's Divisions or to a fixed annuity. These transfers may be made at intervals of at least 365 days. During the Annuity Period, transfers from a fixed annuity are not permitted.

OTHER REQUIREMENTS

     Transfers among investment options or changes of future allocation of Purchase Payments ("reallocations") may be made upon receipt by the Company, at its Home Office, of written instructions or by telephone at 1-800-621-7792. Requests for transfers or reallocations by telephone will be automatically permitted unless the Company has been notified otherwise in writing or by telephone at 1-800-621-7792. If, after notifying the Company that telephone transfers or reallocations are not to be allowed, the Contract Owner or Participant wishes to have the right to effect telephone transfers or reallocations reactivated, he or she must notify the Company in writing.

     Prior to the Company's effecting a transfer request or reallocation by telephone instruction, the Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine by requiring certain identifying information about the Contract Owner or Participant. Unless the Contract Owner or Participant has instructed the Company not to accept telephone transfers or reallocations, anyone who represents that he or she is authorized by the Contract Owner or Participant to effect a transfer or reallocation may do so if they have the requisite Contract Owner or Participant account information. Officers, directors, agents, representatives and employees of the Company may not give or be authorized to give telephone instructions on behalf of Contract Owners or Participants (other than for contracts within their immediate family) without prior written permission of the Company.

     It is the responsibility of the Contract Owner or Participant to verify the accuracy of all confirmations of transfers and to promptly advise the Company of any inaccuracies within one business day of receipt of the confirmation. The Company will send to the Contract Owner or Participant a confirmation of the transfer within five (5) days from the date of any instruction.

     Any telephone instructions reasonably believed by the Company to be genuine will be the Contract Owner's or Participant's responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, the Contract Owner or Participant will bear the risk of loss. If the Company does not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, it may be liable for any losses due to unauthorized or fraudulent instructions.

     Transfers or reallocations will be effected pursuant to the Contract Owner's or Participant's written or telephone transfer request as of the day when received by the Company if received by the Company's Home Office before the close of regular trading of the New York Stock Exchange, generally 4:00 p.m. New York time, on a day Accumulation Unit values are calculated; otherwise the next calculated Accumulation Unit or Annuity Unit value will be used. Telephone transfer requests will not be accepted during the Annuity Period. The Company reserves the right to discontinue the telephone transfer facility at any time.

     Up to seven fixed or variable investment options may be used by a Participant at any one time during the Accumulation Period or the Annuity Period. (For additional requirements with respect to investment options during the Annuity Period, see "Fixed or Variable Annuity Payments," "Annuity Payment Options" and "Death of Annuitant During Annuity Period.")

CHARGES UNDER VARIABLE ANNUITY CONTRACTS

     All charges under the Contracts are described below.

CHARGE FOR PREMIUM TAXES

     Premium taxes ranging from zero to 3% are currently imposed by certain states and municipalities on Purchase Payments made under the Contracts.

     Under deferred Contracts subject to premium tax, an amount for the tax will be deducted, either from Purchase Payments when received, or from the amount applied to effect an annuity at the time annuity payments commence, depending on applicable state law. If an amount for any premium taxes is deducted but subsequently is determined not to be due, the Company will adjust the excess amount to reflect investment experience from the date of the deduction to the date the determination is made. The Company will then apply the excess amount deducted, as adjusted, to increase the number of Accumulation Units or Annuity Units under the Participant Account at the time such determination is made.

CHARGE FOR PARTIAL AND TOTAL SURRENDERS

     Except as provided below, a total or partial surrender is subject to a surrender charge calculated as a percentage of the dollar amount of previous Purchase Payments with respect to a Participant Account which are withdrawn, or the dollar amount of the surrender, if less. Except as provided below it is assumed that the most recent Purchase Payments are withdrawn first, and no surrender charge is ever imposed on any amount not actually withdrawn.

     Amounts exchanged to this Contract from other variable annuity contracts issued by the Company are not considered to be Purchase Payments for purposes of calculating the surrender charge. For such Contract exchanges, exchanged amounts shall be deemed to be withdrawn only after all subsequent Purchase Payments have been withdrawn. See "Exchange Offers" for more complete information about these exchanges and surrender charges on exchanged amounts.

     The surrender charge with respect to any Participant Account may not exceed 5% of the lesser of (a) all Purchase Payments received during the most recent 60 months prior to the receipt of the surrender request by the Company at its Home Office, or (b) the amount withdrawn. For purposes of this charge, the Company treats withdrawals of Purchase Payments before any earnings. Additionally, the most recent Purchase Payments are treated as withdrawn first.

     The first partial surrender per Participant Year of 10% or less of Accumulation Value with respect to a Participant Account will not be subject to a surrender charge. These 10% withdrawals without charge do not reduce Purchase Payments for purposes of computing the charge. However, if the first partial surrender (or total surrender, if there have been no partial surrenders within the current Participant Year) exceeds 10% of Accumulation Value, the surrender charge will be applied to the lesser of (a) the amount in excess of 10%, or (b) the amount of the surrender attributable to Purchase Payments received during the most recent 60 months. The second or any subsequent surrenders during a Participant Year may be subject to a surrender charge.

     If a surrender charge is assessed against any Purchase Payment, that Purchase Payment (or, if the surrender charge is assessed against less than the entire Purchase Payment, that portion against which such charge is assessed) will not be subject to any further surrender charge in the event of a subsequent withdrawal.

     The surrender charge is not imposed upon annuitization at the Annuity Date or upon any payments received by an Annuitant or Beneficiary in lieu of annuity payments during the Annuity Period. Nor is the surrender charge imposed on the payment of benefits to a Beneficiary or an Annuitant when a Participant dies during the Accumulation Period. (See "Death Benefits During Accumulation Period.") There is no surrender charge in any of the following situations: (a) if no Purchase Payments have been received during the 60 months immediately prior to surrender; (b) if the Participant Account has been in effect for 15 years or longer; or (c) if the Participant Account has been in effect for 5 years or longer and the Annuitant has attained age 59 1/2. No surrender charge is imposed if the Annuitant has qualified to receive Social Security disability benefits as evidenced by a certified copy of a Social

Security Administration determination or a doctor's verification of such disability. For employer sponsored groups, i.e. in the case of Contracts other than Non-Qualified contracts or IRA contracts, no surrender charges will apply if the Participant has been in the Contract for 5 or more years, the Participant has separated from service of his or her employer and the Participant has attained age 55.

     The amount of surrender charges for a particular Contract may be reduced or eliminated when the Contract is issued pursuant to a retirement plan or similar arrangement and sales are made to individuals or groups of individuals in a manner that results in savings of sales expenses. The entitlement to such a reduction or elimination of surrender charges will be determined by the Company in the following manner:

     1. The size of the group to which such sales are to be made will be considered. Generally, the sales expenses for a larger group are smaller than for a smaller group because of the ability to establish a larger number of Participant Accounts with fewer sales contacts.

     2. The total amount of Purchase Payments to be received from a group will be considered. Per Participant Account sales expenses are likely to be less on larger Purchase Payments than on smaller ones.

     3. The purpose for which the Contracts are being purchased will be considered. Certain types of qualified plans are more likely to be stable than are others. Such stability reduces the number of sales contracts required, reduces sales administration and results in fewer Participant Account terminations. As a result, sales expenses can be reduced.

     4. The nature of the group for which the Contracts are being purchased will be considered. Certain types of employee and professional groups are more likely to continue Contract participation for longer periods than are other groups with more mobile membership. If fewer Participant Accounts are surrendered in a given group, the Company's sales expenses are reduced.

     5. The use of mass enrollment procedures or the performance of sales or related administrative functions by the employer will be considered. Sales expenses are likely to be lower on Contracts where the need for individual sales contacts is minimized.

     6. There may be other circumstances of which the Company is not presently aware, which could result in reduced sales expenses.

     If, after consideration of the foregoing factors, the Company determines that a group purchase would result in reduced or eliminated sales expenses, such a group would be entitled to a reduction or elimination of the charge.

     In no event will reduction or elimination of the charge be permitted where such reduction or elimination will be unfairly discriminatory to any person.

     The surrender charge reimburses the Company for part or all of its expenses related to distributing the Contracts. The Company believes, however, that the amount of such expenses will exceed the amount of revenues generated by the surrender charge. The Company will pay such excess out of its general surplus which, among other things, would include any gains from the asset charge described below under "Charge to the Separate Account."

     Examples of calculation of the surrender charge upon partial and total surrender are set forth in the Statement of Additional Information--"Calculation of Surrender Charge."

FEE FOR ANNUAL ACCOUNT MAINTENANCE

     An annual account maintenance fee of $20 will be assessed each Contract by the Company for the first Participant Year. The fee will be reduced to $15 for the second and later years during the Accumulation Period. The fee is due in quarterly installments beginning on the first day of the calendar quarter following the first date a Purchase Payment is credited to the Participant Account. The fee is assessed on the last day of the calendar quarter in which it is due. This fee will be assessed proportionately among the Variable and Fixed Subaccounts which make up the Accumulation Value. The maintenance fee is not guaranteed and may, with prior regulatory ap-proval if required, be changed for future years. Any change to this fee will apply to Contracts purchased both before and after such change. This fee is to reimburse the Company for the cost of administrative expenses, including the expenses incurred in establishing and maintaining the records relating to the Contract. The Company does not expect that the revenues it will derive from this fee will exceed such expenses.

     The annual account maintenance fee may be reduced or waived on Contracts issued under a retirement plan or similar arrangement which does not occasion all the administrative expenses that otherwise would be incurred. The entitlement to such a reduction in maintenance fee will be determined by the Company in the following manner:

     1. The purposes for which the Contracts are being purchased will be considered. Certain types of qualified plans are more likely to be stable than are others. Such stability reduces sales administration and results in fewer Participant Account terminations. As a result, administrative expenses can be reduced.

     2. The nature of the group for which the Contracts are being purchased will be considered. Certain types of employees and professional groups are more likely to continue Contract participation for longer periods than are other groups with more mobile membership. If fewer Participant Accounts are surrendered in a given group, the Company's administrative expenses are reduced.

     3. The frequency of Purchase Payments will be considered. If Participant Accounts are established or Purchase Payments are received in large numbers only once a year, administrative costs are dramatically reduced.

     4. The performance of administrative functions by the employer or the use by an employer of automated techniques in submitting Purchase Payments or information related to Purchase Payments on behalf of its employees can reduce the Company's administrative expenses associated with a Contract.

     5. There may be other circumstances of which the Company is not presently aware, which could result in reduced administrative expenses.

     If, after consideration of the foregoing factors, the Company determines that a group purchase would result in reduced administrative expenses, such a group would be entitled to a reduction of the fee. In no event will reductions of the fees be permitted where such reductions will be unfairly discriminatory to any person.

     If two or more Participant Accounts are established for the same Annuitant under the same group Contracts, the Company and the Contract Owner may agree to assess the maintenance fees related to some or all such Participant Accounts against one such account.

CHARGE TO THE SEPARATE ACCOUNT

     To cover administrative expenses not covered by the maintenance fee discussed above, and to compensate the Company for assuming mortality risks under the Contracts, the Separate Account will incur a daily charge at an annualized rate of 1% on the average daily net asset value of the Separate Account attributable to the Contracts. This charge is guaranteed and may not be increased by the Company.

     In assuming the mortality risks, the Company is taking the risk that its actuarial estimate of mortality rates during the Annuity Period may prove erroneous and that the Annuitant will live longer than expected or that the Annuitant will die during the Accumulation Period at a time when the death benefit guaranteed by the Company is higher than the Accumulation Value of the Participant Account. The Company does not expect to earn a profit on that portion of the charge which is for administrative expenses, but the Company does expect to derive a profit from the portion which is for assumption of mortality risks. There is no necessary relationship between the amount of administrative charges imposed on a given Contract and the amount of expenses actually attributable to that Contract.

MISCELLANEOUS

     A daily charge based on a percentage of average daily net assets is payable by each Fund to the Company for investment management. These charges, and other Fund charges and expenses more fully described in the prospectus for the Series Company, are borne indirectly by Participants.

CHARGE FOR INCOME TAXES

     Currently, no charge is made against the Separate Account for the Company's federal income taxes, or provisions for such taxes that may be attributable to the Separate Account. The Company may charge each Division in the Separate Account for its portion of any income tax charged to the Company or the Division on its assets. Under present laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, the Company may decide to make charges for such taxes or provisions for such taxes against the Separate Account. Any such charges against the Separate Account or its Divisions could have an adverse effect on the investment performance of such Division.

ACCUMULATION PERIOD

     During the period before the commencement of annuity payments (the "Accumulation Period"), the Participant or employer may make Purchase Payments from time to time, and on such dates and in such amounts as may be determined pursuant to the retirement plan for which the Contract has been purchased.

     In all cases, the initial Purchase Payment must be preceded or accompanied by a properly completed application. Except in the case of IRAs and some Non-Qualified Contracts, Purchase Payments are generally remitted through or by an employer and the Company must also receive a premium flow report which identifies the amount to be credited to each Participant Account held pursuant to the employer's retirement plan.

     The initial and subsequent Purchase Payments for a periodic payment Contract must be at least $30 per Participant Account. This minimum applies separately to the amount of each Purchase Payment directed to each Variable Subaccount or Fixed Subaccount. For single payment Contracts, the minimum Purchase Payment is $1,000 per Participant Account. However, these minimums may be waived where one purchaser, such as an employer, purchases a number of Contracts.

     When an initial Purchase Payment accompanies an application (and, if required, a premium flow report) the Company will, within two business days after receipt of the application at its Home Office, either (a) process and accept the application, issue the Contract to the Contract Owner, establish Participant Accounts and credit amounts or Accumulation Units to those accounts as of the date of acceptance; (b) reject the application and return the Purchase Payment; or (c) request additional documents or information if the application is not complete or is incorrectly completed.

     If the Company receives Purchase Payments from your employer before the Company receives your completed application or enrollment form, the Company will not be able to open an account for you. Under these circumstances, the Company will take one of the following actions:

  Return Purchase Payments. If the Company does not have your name, address or social security number, the Company will return the Purchase Payment to your employer unless this information is immediately provided to the Company

  Employer-Directed Account. If the Company has your name, address and social security number and the Company has an Employer-Directed Account Agreement from your employer, generally the Company will deposit your Purchase Payment in an "Employer-Directed" account invested in the Money Market Division Option. You may not transfer these amounts until the Company has received a completed application or enrollment form.

  Starter Account. If the Company has your name, address and social security number, but the Company does not have an Employer-Directed Account Agreement from your employer, the Company will deposit your Purchase Payment in a "starter" account invested in the Money Market Division. The Company will send you follow-up letters requesting the information necessary to complete the application, includ-ing your allocation instructions. Unless a completed application or enrollment form is received by the Company within 105 days of establishment of your starter account, the account balance, including earnings, will be returned to your employer. The Company is not responsible for any adverse tax consequences to you that may result from the return of your employer's contributions.

     For initial and subsequent payments, Accumulation Units will be credited at the Accumulation Unit value calculated as of the day the Purchase Payment was received by the Company if received at the Company's Home Office before the close of regular trading of the New York Stock Exchange, generally 4:00 p.m. New York Time on a day Accumulation Unit values are calculated; otherwise, the next calculated Accumulation Unit value is used. As a result, the Participant Account will be credited with the investment experience of the Separate Account from the date of the Company's receipt of the Purchase Payment.

     Unless otherwise restricted by the Contract, a Participant may allocate and/or accumulate amounts in up to seven of the fifteen available subaccounts (the thirteen Variable Investment Options and the two Fixed Interest Options). The Accumulation Value of a Participant's Account or Contract during the Accumulation Period is the sum of values of the Fixed Interest Options and the Variable Investment Options.

     A Participant may allocate all or a portion of Purchase Payments to the Fixed Subaccount. The Fixed Subaccount consists of two Fixed Interest Options which are part of the Company's General Account. Each Fixed Interest Option pays interest at a declared rate which may differ depending upon the Fixed Interest Option selected. The Company bears the full amount of the investment risk for amounts allocated to either of the Fixed Interest Options. Earned interest on amounts allocated to the Fixed Subaccount will be paid regardless of the actual investment experience of the General Account. Because of exemptive and exclusionary provisions, interests in the Fixed Subaccount have not been registered under the Securities Act of 1933, and neither the Fixed Subaccount nor the General Account has been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the Fixed Subaccount are not subject to regulation under these Acts. As a result, the staff of the SEC has not reviewed the disclosures which are included in this Prospectus and which relate to the General Account and the Fixed Subaccount. These disclosures, however, may be subject to certain provisions of federal securities law relating to the accuracy and completeness statements made in this Prospectus.

     The value of a Participant's Account attributable to the Fixed Subaccount during the Accumulation Period is the sum of all net Purchase Payments allocated to either of the Fixed Interest Options in the Fixed Subaccount, amounts transferred from the Separate Account's Variable Investment Options to any Fixed Interest Option, and all earned interest. This amount is reduced by amounts transferred out or withdrawn and may be further reduced by the deduction of certain charges.

     A Participant may allocate all or a portion of Purchase Payments to the Variable Investment Options. The value of the Contract and of a Participant's Account attributable to the Variable Investment Options can be determined at any time by multiplying the number of Accumulation Units outstanding under the Contract or account by the current Accumulation Unit value. During the Accumulation Period, the value of the Contract varies with the performance of the investments of the Separate Account, and there is no assurance that such value will equal or exceed Purchase Payments. The number of Accumulation Units credited will not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from day to day depending upon the investment experience of the Separate Account.

     The Accumulation Unit value is calculated as follows. First, a gross investment rate is determined from the investment performance of the Separate Account. The gross investment rate is calculated as of 4:00 p.m. New York time on each business day when the New York Stock Exchange is open (except the Friday following Thanksgiving, the Friday following Christmas if Christmas falls on a Thursday and the Monday before Christmas if Christmas falls on a Tuesday). Such rate is (i) the Separate Account's investment income and capital gains and losses, whether realized or unrealized on such day, from the assets attributable to each Separate Account

Division, divided by (ii) the value of the Separate Account Division for the immediately preceding day on which such values were calculated. The net investment rate for any day is determined by deducting from the gross investment rate, a factor representing the mortality risk and expense charges described herein (see "Charge to the Separate Account"), and any applicable income taxes. The Accumulation Unit value for a given day is then determined by multiplying the Accumulation Unit value for the preceding day by a net investment factor equal to the net investment rate plus 1.00.

     Illustrations showing the calculation of an Accumulation Unit value and the purchase of Accumulation Units (using hypothetical examples) are contained in the Statement of Additional Information -- "Accumulation Unit Value."

DEATH BENEFITS DURING ACCUMULATION PERIOD

     If an Annuitant under a Contract dies during the Accumulation Period, there will be an amount payable to the Beneficiary equal to the greater of (a) the Accumulation Value of the Participant Account on the date proof of death is received by the Company; or (b) 100% of Purchase Payments, reduced by the amount deducted in connection with any partial surrenders. (See "Surrender.") The Beneficiary may exercise the right to receive the death benefit as a lump-sum settlement or in the form of any of the annuity options provided in the Contract (within such time limits required by federal tax law). (See "Annuity Payment Options.") Beneficiaries other than the spouse of an Annuitant must receive the death benefit in full by the date five years after the Annuitant's death unless payments commence within one year of the Annuitant's death under a life annuity, a life annuity with payments certain or payments for a designated period. Payments certain or payments for a designated period in any case cannot be selected for a period exceeding the Beneficiary's life expectancy. The Beneficiary thereafter will be entitled to exercise many of the investment options and other rights an Annuitant would have under the Contract.

SUSPENSION OF PURCHASE PAYMENTS

     Flexible payment Contracts contain provisions protecting against forfeiture. If, at any time, additional Purchase Payments are not made, the number of Accumulation Units outstanding under the Participant Account at that time will remain constant (so long as no transfer election is made), and the value of the Units will continue to vary. The Accumulation Value will continue to be subject to charges during the period of suspension. The Contract Owner may resume making Purchase Payments at any time during the Accumulation Period, so long as the Participant Account (or Contract) has not been surrendered and the Contract has not otherwise been terminated.

     Under group Contracts, if the Accumulation Value of a Participant Account falls below $300, the Company, at its option, may cause the Participant Account to be automatically surrendered, in which case a surrender charge may be deducted from the amount paid to the Participant. Under individual Contracts, the Company may cause such automatic surrender if all of the following conditions are satisfied: (1) The total of Purchase Payments, reduced by amounts deducted in connection with any partial surrenders, falls below $300; (2) the total of Accumulation Value, reduced by amounts deducted in connection with any partial surrenders, falls below $300; and (3) no Purchase Payments have been made for two Participant Years.

ANNUITY PERIOD

FIXED OR VARIABLE ANNUITY PAYMENTS

     If the plan so permits, the Annuitant may elect to have any portion of the Accumulation Value applied to provide either a variable annuity or a fixed annuity, or a combination of both.

     Fixed annuity payments are monthly payments from the Company to an individual, the amount of which is fixed and guaranteed by the Company. The amount of the monthly payments will depend only on the form and duration of annuity payments chosen, the age of the Annuitant or the Beneficiary (and sex, under individual retirement annuity ("IRA") contracts), the total Accumulation Value applied to purchase the annuity, and the applicable annuity rate. If it would produce greater benefits, the amount of the monthly payment will be that produced by a then currently issued immediate annuity of the same form.

     Variable annuity payments are similar to fixed annuity payments, except that the amount of each monthly payment from the Company will vary reflecting the net investment experience of each Division of the Separate Account in which the net Purchase Payments are accumulated. (For an illustration of the calculation of annuity payments and Annuity Unit value see the Statement of Additional
Information -- "Amount of Annuity Payments" and "Annuity Unit Value.") The value of an Annuity Unit is calculated at the same time that the value of an Accumulation Unit is calculated and is based on the same values for Fund shares and other assets and liabilities. (See "Accumulation Period.") If the net investment experience for a given month, after all charges summarized below, exceeds the Assumed Investment Rate (3 1/2% per annum unless a different rate is selected), the monthly payment will be greater than the previous payment. If the net investment experience for a month is less than such Assumed Investment Rate, the monthly payment will be less than the previous monthly payment. (See the Statement of Additional Information -- "Assumed Investment Rate.")

     The use of an Assumed Investment Rate higher than 3 1/2% per annum would cause the first annuity payment to be larger, but subsequent payments would increase more slowly or decrease more quickly and ultimately be less than they would under a 3 1/2% Assumed Investment Rate, provided that annuity payments continue for a sufficient period of time. A 3 1/2% Assumed Investment Rate will be used in the absence of a selection otherwise.

     Up to seven Divisions may be applied to provide a variable annuity, or up to six Divisions if a fixed annuity is also selected. The first payment provided under a fixed annuity and each portion of a variable annuity based on a Division must each be at least $25.

ANNUITY DATE

     Annuity payments under deferred Contracts may begin on the first day of any month before the Annuitant's 75th birthday, as selected by the Contract Owner on a form approved by the Company. However, special rules apply to payments under 403(b), 401, 403(a) and 457 plans or simplified employee plans ("SEPs"). (See the discussion of required distributions for each plan type under "Federal Tax Matters.")

ANNUITY PAYMENT OPTIONS

     The Annuitant may elect to have the Accumulation Value of the Participant Account applied on the Annuity Date to any one of the options listed below. The amount applied to effect an annuity will be the Accumulation Value on the tenth day preceding the Annuity Date.

     In most cases, if the Annuitant does not specify one of the options at least thirty days prior to the Annuity Date, annuity payments are made in accordance with the second option, with payments being guaranteed for a ten year period. If the Contract is issued under certain retirement plans, however, federal pension law may require that payments be made pursuant to the fourth option unless otherwise elected. Tax laws and regulations may impose further restrictions to assure that the primary purpose of the plan is distribution of the accumulated funds to the employee. Absent a contrary election at least thirty days in advance, Fixed Subaccount accumulations will be used to provide a fixed annuity, and Variable Subaccount accumulations will be used to provide a variable annuity based on the same Divisions in which the Variable Subaccount(s) were invested immediately prior thereto. If the fifth annuity option is selected, annuity payments must be made on a fixed basis. An Annuitant wishing to receive a lump sum rather than an annuity may surrender the Contract as described below under "Surrender."

     Once annuity payments have begun, an annuity option may not be terminated.

     First Option -- Life Annuity. Variable annuity payments are payable monthly during the lifetime of the Annuitant, and the annuity terminates with the last payment preceding death. This option offers the maximum amount per variable annuity payment since there is no provision for a death benefit for Beneficiaries. It would be possible under this option for the annuitant to receive only one annuity payment if he died prior to the date of the second payment, two if he died before the third annuity payment date, etc.

     Second Option -- Life Annuity With 60, 120, 180 or 240 Monthly Payments Certain. Variable annuity payments are payable monthly during the lifetime of an Annuitant with the provision that, if the Annuitant dies during the certain period, the Beneficiary may receive monthly payments for the remainder of the certain period.

     Third Option -- Unit Refund Life Annuity. Variable annuity payments are payable monthly during the lifetime of the Annuitant with an additional payment to the Beneficiary at the death of the Annuitant equal to the then-current value of any Annuity Units credited to the Participant Account at the Annuity Date which have not theretofore been paid out in the form of annuity payments. For this purpose, the number of Annuity Units credited to the Participant Account at the Annuity Date will be the total value applied to this option divided by the Annuity Unit value at the date used to calculate the first annuity payment.

     Fourth Option -- Joint and Last Survivor Life Annuity. Variable annuity payments are payable monthly during the joint lifetimes of two Annuitants and continue during the lifetime of the surviving Annuitant. This option is designed primarily for couples who require maximum possible variable annuity payments during their joint lives and who are not concerned with providing for Beneficiaries at the death of the last to survive. It would be possible under this option for the joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment, or for the joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant died prior to the date of the third payment, etc.

     Fifth Option -- Payments for Designated Period. Annuity payments are payable monthly for a selected number of years between three and thirty. Payments under this option may be made on a fixed basis only. If payments would amount to less than $25 each, the Company may make payments less frequently than monthly.

ENHANCEMENTS UNDER ANNUITY OPTIONS

     Enhancements of the annuity options described above recently are available under the Contracts. These include partial annuitization, flexible payments of varying amounts and inflation protection payments. To the extent some or all of these options do not result in "substantially equal payments" over the life expectancy of the Annuitant, electing such options may result in unfavorable tax consequences to Annuitants under age 59 1/2. (See "Federal Tax Matters.") Additionally certain options may be available with a one to twenty payment certain period. The Fourth Option also may be available with a one to twenty payment certain option. Not all of the enhancements are available under each option.

DEATH OF ANNUITANT DURING ANNUITY PERIOD

     If the Annuitant dies during the Annuity Period, the Beneficiary may be entitled to payment of an additional amount or amounts, and may be entitled to certain alternatives discussed below. If, prior to death, the Annuitant had been receiving payments under the first or fourth options, no additional amounts would be due. If, however, the Annuitant had been receiving payments under the second, the third or the fifth options, the Beneficiary may:

     1. elect to receive in a lump sum the present value, discounted at the Assumed Investment Rate, of any remaining annuity payments owed under the Contract based on the then-current Annuity Unit value;

     2. elect to continue receiving annuity payments under the terms of the Contract, in which case the Beneficiary would be entitled, any time thereafter, to receive the present value of remaining variable annuity payments, discounted at the Assumed Investment Rate, based on the Annuity Unit value next determined after request for such payment is received at the Company's Home Office; or

     3. elect to have the present value, discounted at the Assumed Investment Rate, of any annuity payments owed on the Contract, based on the then-current Annuity Unit value, applied to the fifth option for a period shorter than the period remaining under the annuity option selected by the Annuitant.

     Under the federal tax laws, the election of alternative (2) above on a variable basis may be treated in the same manner as a surrender of the Contract. If the Contract is surrendered, usually the full amount received would be includable in income for that year, and, to the extent so included, would be taxed at ordinary rates.

SURRENDER

     All or part of the Surrender Value of a Participant Account may be withdrawn by the Participant at any time before the commencement of annuity payments, provided that the Annuitant is alive at the time of surrender. This right is subject to any restrictions on surrender under applicable law and the employer's plan. An individual Contract must be returned to and be received by the Company before a total surrender will be effected. (See "Charge for Partial and Total Surrenders" for an explanation of charges which may be assessed upon surrender.)

     The Surrender Value of a Participant Account at any time is equal to the Accumulation Value under the Participant Account at the time of surrender, less any surrender charge. For this purpose, the value of an Accumulation Unit is that next computed after the request for surrender is received at the Company's Home Office. There is no assurance that the Surrender Value under Variable Subaccounts will equal or exceed the aggregate amount of Purchase Payments at any time.

     A partial surrender under a Participant Account will result in a reduction of the Accumulation Value credited to a Participant Account. The reduction will equal the dollar amount surrendered plus the surrender charge, if any, and will be allocated among subaccounts in the same proportion as the surrender requested by the Participant. The reduction in the number of Accumulation Units credited to a Variable Subaccount will equal the amount surrendered from that subaccount plus the surrender charge allocable to that subaccount, if any, divided by the applicable Accumulation Unit value next computed after the written request for surrender is received at the Company's Home Office. If the entire value under a subaccount is surrendered in a partial surrender, the dollar amount surrendered will be reduced by the surrender charge allocable to that subaccount. The Surrender Value will be reduced by a full quarterly maintenance charge assessment in the case of a full surrender during a calendar quarter.

     Under the Texas State Optional Retirement Program or in most Section 403(b) contracts, no surrender or partial surrender by a Participant will be permitted prior to termination of employment, retirement or death. (See "Federal Tax Matters.")

     Under the Florida State Optional Retirement Program no surrender or partial surrender by a Participant of Accumulation Values attributable to Purchase Payments contributed by the Participant's employer will be permitted. Benefits based on employer contributions may only be paid upon the Participant's death, retirement or termination of employment. Except in the case of the Participant's death, and except for certain small amounts as approved by the State of Florida, such benefit payments may not be paid in a lump sum or for a period certain, but will only be paid through a life contingency option.

     For an explanation of possible adverse tax consequences from a partial redemption or surrender see "Federal Tax Matters."

     Payments of Surrender Values as well as lump-sum payments available under an annuity option will be made within seven calendar days after receipt of the written request by the Company at its Home Office; however, payments attributable to a Division may be suspended or postponed at any time when redemption of the Fund's shares is suspended or postponed. See "Offering, Purchase and Redemption of Fund Shares" in the Series Company's Statement of Additional Information for a discussion of the circumstances under which the Series Company may suspend or postpone redemption of its shares.

     Occasionally, the Company may receive a request for total or partial surrender which includes Accumulation Values derived from Purchase Payments which have not cleared the banking system. The Company may delay mailing that portion of the Surrender Value which relates to such amounts until the check for the payment has cleared. The Accumulation Unit value used to determine the remaining Surrender Value to be remitted will be on the basis of the valuation next computed after receipt of the request for surrender.

OTHER CONTRACT FEATURES

CHANGE OF BENEFICIARY

     Once a Participant Account has been established, the Contract Owner, the Participant and the Annuitant may not be changed.

     The Beneficiary is designated by the Participant. The Annuitant generally may change the Beneficiary designation at any time unless such designation has been made irrevocable. Under certain retirement programs, however, spousal consent may be required to name or change a Beneficiary, and the right to name a Beneficiary other than the spouse may be subject to applicable tax laws and regulations. If no Beneficiary is living at the time of an Annuitant's death, any benefits otherwise payable under the Contract to the Beneficiary will be payable to the Annuitant's estate. If a Beneficiary dies while receiving payments under the Contract, and if no other Beneficiary is then living, any remaining benefits owed under the Contract will be paid to such Beneficiary's estate.

REVOCATION

     Individual Contracts allow the Contract Owner to revoke the Contract by returning it to the Company within ten days of delivery or such longer revocation period as is required by state law. The Company will refund any Purchase Payments received for the Contract without regard to investment results, unless a larger refund is required by state law.

RESERVATION OF RIGHTS

     The Company reserves the right to amend the Contract to conform with substitutions of investments or to comply with tax or other laws applicable to these types of Contracts. The Company also reserves the right to operate the Separate Account as a management investment company under the 1940 Act, in consideration of receipt of an investment management fee, or in any other form permitted by law, and to deregister the Separate Account under the 1940 Act, in the event such registration is no longer required.

RELATIONSHIP TO EMPLOYER'S PLAN

     Since it is contemplated that most Contracts offered by this prospectus will be used for retirement programs, reference should be made to specific plan provisions and restrictions, if any, contained in the employer's plan in connection with this description of the Contracts.

     Plan loans from the Fixed Subaccounts may be permitted by your employer's plan. Refer to your plan for a description of charges and further information.

FEDERAL TAX MATTERS

GENERAL

     Major changes in federal income tax laws in the past several years may affect the tax treatment of investments in the Contracts. It is not feasible to comment on all of these changes, and Contract owners should consult a qualified tax advisor for more complete information. Contract owners should also be aware that future legislation may change some of the rules discussed in the following materials.

TAXES PAYABLE BY PARTICIPANTS
AND ANNUITANTS

     The Contracts offered in connection with this prospectus are primarily used with retirement programs which receive favorable tax deferred treatment under federal income tax law, although deferred annuity contracts may be purchased with after tax dollars.

     Annuity payments or other amounts received under all Contracts generally are subject to some form of federal income tax withholding. The withholding requirement will vary among recipients depending on the type of program, the tax status of the individual and the type of payments from which taxes are withheld. Additionally, annuity payments or other amounts received under all Contracts may be subject to state income tax withholding requirements.

SECTION 403(B) ANNUITIES FOR EMPLOYEES OF CERTAIN TAX-EXEMPT ORGANIZATIONS OR PUBLIC EDUCATIONAL INSTITUTIONS

     Purchase Payments. Under section 403(b) of the Code, payments made by certain employers (i.e., tax-exempt organizations meeting the requirements of section 501(c)(3) of the Code and public educational institutions) to purchase annuity Contracts for their employees are excludable from the gross income of employees to the extent that the aggregate Purchase Payments do not exceed the limitations prescribed by section 402(g), section 403(b)(2) and section 415 of the Code. This gross income exclusion applies to employer contributions and voluntary salary reduction contributions.

     An individual's voluntary salary reduction contributions under section 403(b) are generally limited to the lesser of $9,500 or 20 percent of salary; additional catch-up contributions are permitted under certain circumstances. Combined employer and salary reduction contributions are generally limited to the lesser of $30,000 or approximately 20 percent of salary. In addition, for plan years beginning after December 31, 1988, employer contributions must comply with various nondiscrimination rules; these rules may have the effect of further limiting the rate of employer contributions for highly compensated employees.

     Taxation of Distributions. Distributions of voluntary salary reduction amounts are restricted. The restrictions apply to amounts accumulated after December 31, 1988 (including voluntary contributions after that date and earnings on prior and current voluntary contributions). These restrictions require that no distributions will be permitted prior to one of the following events: (1) attainment of age 59 1/2, (2) separation from service, (3) death,
(4) disability, or (5) hardship (hardship distributions will be limited to the amount of salary reduction contributions exclusive of earnings thereon).

     Other distributions from a section 403(b) annuity Contract are taxed as ordinary income to the recipient in accordance with section 72 of the Code. Distributions received before the recipient attains age 59 1/2 generally are subject to a 10% penalty tax in addition to regular income tax. Certain distributions are excepted from this penalty tax, including distributions following (1) death, (2) disability, (3) separation from service during or after the year the participant reaches age 55, (4) separation from service at any age if the distribution is in the form of substantially equal periodic payments over the life (or life expectancy) of the Participant (or the Participant and Beneficiary), and (5) distributions in excess of tax deductible medical expenses.

     Required Distributions. Generally, distributions from section 403(b) annuities must commence no later than April 1 of the calendar year following the later of the calendar year in which the Participant attains age 70 1/2 or the calendar year in which the Participant retires. Such distributions must be made over a period that does not exceed the life expectancy of the Participant (or joint life expectancy of the Participant and Beneficiary). Following the death of the Participant, the distribution requirements are generally the same as those described with respect to Non-Qualified Contracts. However, amounts accumulated under a Contract on December 31, 1986, are not subject to these minimum distribution requirements. Pre-January 1, 1987 amounts may be paid in a manner that meets the above rule or (i) must begin to be paid when the Participant attains age 75; and (ii) the present value of payments expected to be made over the life of the Participant under the option chosen must exceed 50% of the present value of all payments expected to be made (the "50% rule".) The 50% rule will not apply to joint Annuitant if a Participant's spouse is the joint Annuitant. Notwithstanding these rules for pre-January 1, 1987 amounts held under 403(b) Contracts, the entire Contract balance must meet the minimum distribution incidental benefit requirement of Section 403(b)(10). A penalty tax of 50% will be imposed on the amount by which the minimum required distribution in any year exceeds the amount actually distributed in that year.

     Tax-Free Transfers and Rollovers. The IRS has ruled (Revenue Rulings 90-24) that total or partial amounts may be transferred tax free between section 403(b) annuity contracts and/or 403(b)(7) custodial accounts under certain circumstances. In addition, section 403(b)(8) of the Code permits tax-free rollovers from section 403(b) programs to IRAs or other section 403(b) programs under certain circumstances. Such a rollover must be completed within 60 days of receipt of the distribution. The portion of any distribution which is eligible to be rolled over to an IRA or another 403(b) program is subject to 20% federal income tax withholding unless the Participant elects a direct rollover of such distribution to an IRA or other section 403(b) program.

SECTION 401 QUALIFIED PENSION, PROFIT-
SHARING OR ANNUITY PLANS

     Purchase Payments. Purchase Payments made by an employer (or a self-employed individual) under a pension, profit-sharing or annuity plan qualified under section 401(a) or section 403(a) of the Code are excluded from the gross income of the employee for Federal income tax purposes. Payments made by an employee generally are made on an after-tax basis unless they are made on a pre-tax basis by reason of sections 401(k) or 414(h) of the Code.

     Taxation of Distributions. Distributions from Contracts purchased under qualified plans are taxable as ordinary income, except to the extent allocable to an employee's after-tax contributions (which constitute "investment in the Contract.") However, if an employee or the Beneficiary re-ceives a lump sum distribution, as defined in the Code, from an exempt employees' trust, the taxable portion of the distribution may be subject to special tax treatment. For most individuals receiving lump sum distributions after attainment of age 59 1/2, the rate of tax may be determined under a special 5-year income averaging provision; however, 5-year forward averaging has been repealed for distributions occurring after December 31, 1999. Those who attained age 50 by January 1, 1986 may instead elect to use a 10-year income averaging provision based on the income tax rates in effect for 1986. In addition, individuals who attained age 50 by January 1, 1986 may elect capital gains treatment (at a 20% rate) for the taxable portion of a lump sum distribution attributable to years of service before 1974; such capital gains treatment has otherwise been repealed. Taxable distributions received under a Contract purchased under a qualified plan prior to attainment of age 59 1/2 are subject to the same 10% penalty tax (and the same exceptions) as described with respect to section 403(b) annuity Contracts.

     Required Distributions. The minimum distribution requirements for qualified plans are generally the same as described with respect to section 403(b) annuity Contracts, except that no amounts are exempted from the minimum distribution requirements.

     Tax-Free Rollovers. The taxable portion of certain distributions from a plan qualified under section 401 or 403(a) may be transferred in a tax-free rollover to an individual retirement account or annuity or to another such plan. Such a rollover must be completed within 60 days of receipt of the qualifying distribution. The portion of any distribution which is eligible to be rolled over to an IRA or another section 401(a) or 403(a) plan is subject to 20% federal income tax withholding unless the Participant elects a direct rollover of such distribution to an IRA or other section 401(a) or 403(a) plan.

INDIVIDUAL RETIREMENT ANNUITIES

     Purchase Payments. The Tax Reform Act of 1986 has limited the extent to which individuals may make tax-deductible contributions for IRA Contracts. Deductible contributions equal to the lesser of $2,000 or 100% of compensation are permitted only for individuals who (i) are not (and whose spouses are not) active participants in another retirement plan; (ii) are active participants in another retirement plan, but are unmarried and have adjusted gross income of $25,000 or less; or (iii) are active participants (or have spouses who are) in another retirement plan, but are married and have adjusted gross income of $40,000 or less. Such individuals may also establish an IRA for a nonworking spouse who receives no compensation during the tax year; the annual tax-deductible Purchase Payments for both spouses' Contracts cannot exceed the lesser of $4,000 or 100% of the working spouse's earned income; no more than $2,000 may be contributed to either spouse's IRA for any year. Individuals who are active participants in other retirement plans and whose adjusted gross income exceeds the cut-off point ($25,000 for unmarried and $40,000 for married) by less than $10,000 are entitled to make deductible IRA contributions in proportionately reduced amounts.

     An individual may make nondeductible IRA contributions to the extent of the excess of (i) the lesser of $2,000 ($4,000 in the case of contributions to both the individual's IRA and spousal IRA) or 100% of compensation over (ii) the IRA deduction limit with respect to the individual.

     Taxation of Distributions. Distributions from IRA Contracts are taxed as ordinary income to the recipient. In addition, a 10% penalty tax will be imposed on taxable distributions received before the year in which the recipient attains age 59 1/2, except that distributions made on account of death, disability or in the form of substantially equal periodic payments over the life (or life expectancy) of the Participant (or the Participant and Beneficiary) are not subject to the penalty tax.

     Required Distributions. The minimum distribution requirements for IRA Contracts are generally the same as described with respect to Section 403(b) annuity Contracts, except that no amounts are exempted from the minimum distribution requirements and in all events such distributions must commence no later than April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2.

     Tax Free Rollovers. Federal law permits funds to be transferred in a tax free rollover from a qualified employer pension, profit-sharing, or annuity plan, or a Section 403(b) annuity Contract to an IRA Contract under certain conditions. Amounts accumulated under such a rollover IRA generally may subsequently be rolled over on a tax-free basis to another such plan or Section 403(b) annuity Contract. In addition, a tax-free rollover may be made from one IRA to another, provided that not more than one such rollover may be made during any twelve month period. In order to qualify for tax-free treatment, all rollovers must be completed within 60 days after the distribution is received.

SIMPLIFIED EMPLOYEE PENSION PLANS

     Purchase Payments. Under section 408(k) of the Code, employers may establish a type of IRA plan referred to as a simplified employee pension plan
(SEP). Employer contributions under a SEP, which generally must be made at a rate representing a uniform percent of the compensation of participating employees, are excluded from the gross income of employees for federal income tax purposes. Employer contributions to a SEP cannot exceed the lesser of $30,000 or 15% of an employee's compensation for plan years beginning after December 31, 1993.

     Salary Reduction SEPs. Federal tax law allows employees of certain small employers to have contributions made to the SEP on their behalf on a salary reduction basis. These salary reduction contributions may not exceed $7,000, indexed for inflation in later years. Employees of tax-exempt organizations are not eligible for this type of SEP. No new salary reduction SEPs may be established after 1996.

     Taxation of Distributions. SEP distributions are subject to taxation in the same manner as other IRA distributions.

     Required Distributions. SEP distributions are subject to the same minimum required distribution rules applicable to other IRAs.

     Tax Free Rollovers. Funds may be rolled over tax free from one SEP to another as long as the rollover is completed within 60 days after the distribution is received and is done no more frequently than once every twelve months.

SECTION 457 UNFUNDED DEFERRED
COMPENSATION PLANS OF PUBLIC
EMPLOYERS AND TAX-EXEMPT
ORGANIZATIONS

     Purchase Payments. Under section 457 of the Code, individuals who perform services for a unit of a state or local government may participate in a deferred compensation program. Tax-exempt employers may establish deferred compensation plans under section 457 only for a select group of management or highly compensated employees and/or independent contractors.

     This type of program allows individuals to defer the receipt of compensation which would otherwise be presently payable and to therefore defer the payment of federal income taxes on the amounts. Assuming that the program meets the requirements to be considered an eligible deferred compensation plan (an "EDCP"), an individual may contribute (and thereby defer from current income for tax purposes) the lesser of $7,500 (indexed for inflation) or 33 1/3% of the individual's includible compensation. (Includible compensation means compensation from the employer which is currently includible in gross income for federal tax purposes.) During the last three years before an individual attains normal retirement age, additional catch-up deferrals are permitted.

     The amounts which are deferred may be used by the employer to purchase the Contracts offered by this prospectus. The Contract is generally held for the exclusive benefit of plan participants, although certain Contracts may remain subject to the claims of the employer's creditors until 1999. The employee has no present rights or vested interest in the Contract and is only entitled to payment in accordance with the EDCP provisions.

     Taxation of Distributions. Amounts received by an individual from an EDCP are includible in gross income for the taxable year in which such amounts are paid or otherwise made available.

     Distributions Before Separation from Service. Distributions generally are not permitted under an EDCP prior to separation from service except for unforeseeable emergencies or in amounts under $3,500 for inactive Participants. These distributions are includible in the gross income of the individual in the year in which paid.

     Required Distributions. Beginning January 1, 1989, the minimum distribution requirements for EDCP's are generally the same as those for qualified plans and section 403(b) annuity Contracts, except that no amounts are exempted from minimum distribution requirements.

     Tax Free Transfers and Rollovers. Federal income tax law permits the tax free transfer of EDCP amounts to another EDCP, but not to an IRA or other type of plan.

PRIVATE EMPLOYER UNFUNDED DEFERRED
COMPENSATION PLANS

     Purchase Payments. Private taxable employers may establish unfunded and non-qualified deferred compensation plans for a select group of management or highly compensated employees and/or for independent contractors.

     Certain arrangements of nonprofit employers entered into prior to August 16, 1986, and not subsequently modified, are subject to the rules for private taxable employer deferred compensation plans discussed below.

     Deferred compensation plans represent a bare contractual promise on the part of the employer to pay current wages at some future time. The Contract is owned by the employer and is subject to the claims of the employer's creditors. The individual has no present right or vested interest in the Contract and is only entitled to payment in accordance with plan provisions. Private taxable employers that are not natural persons, however, are currently taxable on any increase in the Accumulation Value attributable to Purchase Payments made to such Contracts after February 28, 1986.

     Taxation of Distributions. Amounts received by an individual from a private employer deferred compensation plan are includible in gross income for the taxable year in which such amounts are paid or otherwise made available.

     Tax Free Transfers and Rollovers. Federal income tax law does not allow tax free transfers or rollovers for amounts accumulated in a private employer deferred compensation plan.

NON-QUALIFIED CONTRACTS

     Purchase Payments. Purchase Payments made under certain Contracts are not excludible from the gross income of the Contract Owner or deductible for tax purposes ("Non-Qualified Contracts"). However, any increase in the Accumulation Value of a Non-Qualified Contract resulting from the investment performance of the Separate Account is not taxable to the Contract Owner until received by him. Contract Owners that are not natural persons, however, are currently taxable on any increase in the Accumulation Value attributable to Purchase Payments made to such Contracts after February 28, 1986.

     Taxation of Distributions. In general, partial redemptions that are not received as an annuity under a Non-Qualified Contract purchased after August 13, 1982 (or allocated to post-August 13 Purchase Payments under a pre-existing Contract) are taxed as ordinary income to the extent of the accumulated income or gain under the Contract. Partial redemptions from a Non-Qualified Contract purchased before August 14, 1982, are taxed only after the Contract Owner has received all of his "investment in the Contract" (Purchase Payments less any amounts previously received and excluded from gross income.)

     In the case of a complete redemption of a Non-Qualified Contract (regardless of the date of purchase), the amount received will be taxed as ordinary income to the extent that it exceeds the Contract Owner's investment in the Contract.

     If a Contract Owner purchases two or more Contracts from the Company (or an affiliated company) within any twelve month period after October 21, 1988, those Contracts are treated as a single Contract for purposes of measuring the income on a partial redemption or complete surrender.

     When payments are received as an annuity, the Contract Owner's investment in the Contract is treated as received ratably over the expected payment period of the annuity and excluded from gross income as a tax-free return of capital. Individuals who start receiving annuity payments on or after January 1, 1987, can exclude from income only their unrecovered investment in the Contract. Where such individuals die before they have recovered their entire investment in the Contract on a tax-free basis, they generally are entitled to a deduction of the unrecovered amount on their final tax return.

     In addition to regular income taxes, there is a 10% penalty tax on the taxable portion of a distribution received before age 59 1/2 under a Non-Qualified Contract, unless the distribution is: (1) made to a Beneficiary on or after death of the Contract Owner; (2) made upon the disability of the Contract Owner; (3) part of a series of substantially equal annuity payments for the life or life expectancy of the Contract Owner or the Contract Owner and Beneficiary; (4) made under an immediate annuity contract; or (5) allocable to Purchase Payments made prior to August 14, 1982.

     Required Distributions. In contrast with the required distribution rules described above for

Contracts purchased under employer-sponsored retirement programs, the Code does not require a Contract Owner under a Non-Qualified Contract to commence receiving distributions at any particular time and does not limit the duration of annuity payments. However, upon the death of the Contract Owner prior to the commencement of annuity payments, the amount accumulated under the Contract must be distributed within five years or, if distributions to a beneficiary designated under the Contract start within one year of the Contract Owner's death, distributions are permitted over the life of the beneficiary or over a period not extending beyond the beneficiary's life expectancy. If the Contract Owner has started receiving annuity distributions prior to his death, distributions must continue at least as rapidly as under the method in effect at the date of his death.

     Tax-Free Exchanges. Certain of the Non-Qualified single payment deferred annuity contracts permit the Contract Owner to exchange his contract for a new deferred annuity contract prior to the commencement of annuity payments. Under section 1035 of the Code, the exchange of one annuity contract for another is not a taxable transaction, but is reportable to the IRS.

EFFECT OF TAX-DEFERRED ACCUMULATIONS

     The charts below compare accumulations attributable to contributions to (1) Contracts purchased with pre-tax contributions under tax-favored retirement programs, (2) Non-Qualified Contracts purchased with after tax contributions and
(3) conventional savings vehicles such as savings accounts.

                           TAX-DEFERRED ACCUMULATION

                                  [BAR CHART]
This hypothetical chart compares the results of contributing $100 per month ($138.89 for the tax-favored program because contributions are before-tax). It assumes a 28% tax rate and an 8% fixed rate of return (before fees and charges). The deduction of fees and charges is reflected in the chart. The dotted lines represent amounts remaining after withdrawal and payment of taxes and any surrender charges. An additional 10% tax penalty may apply to withdrawals before age 59 1/2.

     Unlike savings accounts, contributions to tax-favored retirement programs and Non-Qualified Contracts provide tax-deferred treatment on earnings. In addition, contributions to tax-favored retirement programs ordinarily are not subject to income tax until withdrawn. As shown above, investing in a tax-favored program increases the accumulation power of savings over time. The more taxes saved and reinvested in the program, the more the accumulation power effectively grows over the years.

     To further illustrate the advantages of tax-deferred savings using a 28% federal tax bracket, an annual fixed yield (BEFORE THE DEDUCTION OF ANY FEES OR CHARGES) of 8% under a tax-favored retirement program in which tax savings were reinvested has an equivalent annual fixed yield of 5.76% under a conventional savings program. THE 8% YIELD ON THE TAX-FAVORED PROGRAM WILL BE REDUCED BY THE IMPACT OF INCOME TAXES UPON WITHDRAWAL. The yield will vary depending upon the timing of withdrawals. The previous chart shows the actual after-tax amounts that would be received.

     As indicated above, contributions to tax-favored retirement programs are not subject to federal income tax unless and until withdrawn. Accumulations under tax-favored retirement programs are not required to be withdrawn until the later of age 70 1/2 or retirement. There may be restrictions on withdrawals of certain types of contributions until age 59 1/2, separation from service, death, disability or hardship. Withdrawals before age 59 1/2 generally are subject to a 10% penalty tax in addition to regular income tax, but withdrawals may be eligible for total or partial rollover to an IRA or another retirement program.

     By taking into account the current deferral of taxes, these contributions to tax-favored retirement programs, increase the amount available for savings by decreasing the relative current out-of-pocket cost of the investment. The chart below illustrates this principle:

                              PAYCHECK COMPARISON

                                TAX-FAVORED
                                RETIREMENT         SAVINGS
                                  PROGRAM          ACCOUNT
                                -----------        -------
Set Aside.....................      $2,500          $2,500
Tax Deferred until
  withdrawal..................       (700)             --
Current Out-of-Pocket.........      $1,800          $2,500

     This chart compares a $2,500 contribution and assumes a 28% federal tax bracket.

FUND DIVERSIFICATION

     Separate Account investments must be adequately diversified in order for the increase in the value of Non-Qualified Contracts to receive tax-deferred treatment. In order to be adequately diversified, each portfolio of the Fund must, as of the end of each calendar quarter or within 30 days thereafter, have no more than 55% of its assets invested in any one investment, 70% in any two investments, 80% in any three investments and 90% in any four investments. Failure of a Fund portfolio to meet the diversification requirements could result in tax liability to Non-Qualified Contract Owners.

     Each of the portfolios of the Fund expects to meet the diversification requirements above and assure tax deferred treatment for holders of any Non-Qualified Contracts.

     The investment opportunities of the Fund could conceivably be limited by adhering to the above diversification requirements. This would affect all Contract Owners, including those owners of Qualified Contracts for whom diversification is not a requirement for tax-deferred treatment.

VOTING RIGHTS

     The Contract Owner during the Accumulation Period, the Annuitant during the Annuity Period, or the Beneficiary after the Annuitant's death, will be entitled to give instructions to the Company as to how Fund shares held in the Divisions attributable to the Participant Account or variable annuity should be voted at meetings of shareholders of the Series Company. Those persons entitled to give voting instructions will be determined as of the record date for the meeting.

     During the Accumulation Period, each Annuitant (other than Annuitants under Contracts issued in connection with non-qualified and unfunded deferred compensation plans) will have the right to give instructions for those votes, notwithstanding that the Contract Owner may be the Annuitant's employer. Contract Owners will instruct the Company in accordance with such instructions.

     The number of Fund shares held in a Division deemed attributable to a Participant Account prior to the Annuity Date and during the lifetime of the Annuitant will be determined on the basis of the value of Accumulation Units credited to the Participant Account as of the record date. On or after the Annuity Date or after the death of the Annuitant, the number of Fund shares deemed attributable to the Participant Account will be based on the liability for future variable annuity payments to the payee under the Contract as of the record date. Such liability for future payments will be calculated on the basis of the mortality assumptions and the Assumed Investment Rate used in determining the number of Annuity Units credited to the Participant Account and the applicable Annuity Unit value on the record date. During the Annuity Period, the number of votes attributable to a variable annuity will generally decrease since funds set aside for an Annuitant will decrease.

     Persons who are entitled to vote will receive proxy material and a form on which voting instructions may be given. Fund shares held in the Separate Account or any other registered separate account of the Company or its affiliates that are or are not attributable to annuity contracts as to which no instructions have been received will be voted for or against any proposition in the same proportion as the shares for which voting instructions have been received by that separate account. Fund shares held in unregistered separate accounts of the Company or its affiliates will be voted in the same proportion as the aggregate of (a) the shares for which voting instructions are received and (b) the shares that are voted in proportion to such voting instructions. However, if the Company or an affiliate determines that it is permitted to vote any such shares of the Fund in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.

OTHER VARIABLE ANNUITY
CONTRACTS

     In addition to the Contracts described in this prospectus, the Company has made the Separate Account available to fund other group and individual variable annuity contracts, formerly funded through the Company's Separate Account One and the Company's Separate Account Two. These Contracts, which are funded exclusively through Division Ten of the Separate Account, impose different charges at the Separate Account level than the ones imposed on the Contracts described in this prospectus.

     The other contracts listed above are described in and offered pursuant to separate prospectuses.

EXCHANGE OFFERS

GENERAL

     The Company is making an exchange offer to annuitants and contract owners under certain of its outstanding fixed annuity contracts (including both "Fixed Contracts" and "Compounder Contracts") or under certain outstanding variable annuity contracts formerly issued through the Company's Separate Account One ("SA-1 Contracts"), Separate Account Two ("SA-2 Contracts"), and certain variable annuity contracts currently issued through Separate Account A ("UIT-981 Contracts"). The exchange will be available only as to contracts under which the Company has not yet started making annuity payments. Eligible annuitants and contract owners may exchange their current Fixed, Compounder SA-1, SA-2, and/or UIT-981 Contracts ("Existing Contracts") for one of the new variable annuity Contracts ("New Contracts") of the type described in this prospectus.

     The New Contract will have the same accumulation value as the exchanged Existing Contract and, in addition, will have certain new features which may prove advantageous. Annuitants under New Contracts may choose up to seven of the ten available investment options, including two fixed accumulation options, whereas fewer options are available under the Existing Contracts. Also, the New Contracts have a surrender charge rather than the front end sales load imposed under the SA-1, SA-2 and Compounder Contracts. Fees and charges under the New Contracts are different from those under Existing Contracts, and in some cases may be higher, and the guaranteed annuity rates may be less favorable. Differences between New and Existing Contracts are described more fully below.

DIFFERENCES BETWEEN NEW AND EXISTING CONTRACTS

     If you currently have a Fixed or a Compounder Contract, you should refer to the form of contract (or certificate thereunder) for its terms and conditions. You should refer to the most recently dated prospectus for a complete description of your variable annuity contract's terms and conditions. That prospectus is incorporated herein by reference, and you may obtain an additional copy free of charge by contacting the nearest Regional Office of the Company. (The addresses for these offices appear on the inside back cover of this prospectus.) The most important differences between Existing Contracts and New Contracts are discussed below.

     Sales Charges. Under the SA-1, SA-2 and Compounder Contracts, a sales and administrative charge is deducted from each purchase payment. This charge ranges from 5% on the first $5,000 of purchase payments to 3% of purchase payments in excess of $15,000.

     Under the Fixed and UIT-981 Contracts, no sales charge is deducted at the time a purchase payment is made, but a surrender charge may be imposed on total or partial surrenders. The surrender charge under UIT-981 Contracts is equal to 5% of any purchase payments withdrawn within three years of the date such purchase payments were made. The surrender charge under the Fixed Contracts is equal to 7% of purchase payments withdrawn within five years of the date such purchase payments were made. For these purposes, the most recent purchase payments are deemed to be withdrawn first. A partial surrender of up to 10% of the account value may be made once in a Participant Year without any surrender charge being imposed. No surrender charge is imposed if an account under a Fixed Contract has been in effect for fifteen years, if an individual type Existing Contract is exchanged for a group type New Contract, different state nonforfeiture law provisions may be applicable, which could result in a lesser amount being payable on surrender than otherwise would be the case.

     The New Contracts also impose a charge upon total or partial surrenders and do not deduct a sales charge at the time a purchase payment is made. The surrender charge under the New Contracts may not exceed 5% of any purchase pay-ments which are withdrawn within five years of the date such purchase payments were made. The most recent purchase payments are deemed to be withdrawn first. Furthermore, a partial surrender of up to 10% of the account value may be made once in a Participant Year free of any surrender charge which would otherwise apply. The Company may decrease the surrender charge applicable to a particular New Contract if it estimates that its expenses will be lower for that Contract. No surrender charge is imposed: (a) if an account has been in effect for fifteen years, (b) if the employee has maintained the account for a period of seven years and has attained the age of 59 1/2, or (c) the Participant is disabled. For purposes of satisfying these fifteen-year and seven-year holding period requirements, the New Contract or certificate thereunder will be deemed to have been issued on the same date as the Existing Contract or certificate thereunder, but no earlier than January 1, 1982.

     A sales charge has already been paid on purchase payments made in the past under SA-1, SA-2 and Compounder Contracts. Therefore, if an SA-1, SA-2 or Compounder Contract is exchanged for a New Contract, the surrender charge under the New Contract will not apply to the amount of accumulation value applied to the New Contracts (the "Exchanged Amount.") Purchase payments made subsequent to the exchange, however, will be subject to the surrender charge under the New Contracts. In the case of a partial surrender, all such subsequent purchase payments will be deemed to be withdrawn before any of the Exchanged Amount is deemed to be withdrawn. No exchange pursuant to this offer will be allowed within 120 days of a transfer of fixed accumulations under an SA-1 or SA-2 contract to the variable portion of such contract.

     If a UIT-981 or Fixed Contract is exchanged for a New Contract, the surrender charge under the UIT-981 or Fixed Contract will not apply to the exchanged amount. However, in the case of a total or partial surrender, Purchase Payments under the UIT-981 Contract or under the Fixed Contract, which were exchanged into a New Contract and which were made within three years before the date of the exchange in the case of the UIT-981 Contract or within five years before the date of the exchange in the case of the Fixed Contract (Exchanged Purchase Payments) will be subject to a surrender charge under the New Contract if withdrawn within five years of the date the Exchanged Purchase Payments were made. Exchanged Purchase Payments will be deemed to have been made under the New Contract on the date they were made to the Fixed or the UIT-981 Contract for purposes of calculating the surrender charge under the New Contracts. A 2% additional surrender charge will be imposed on Exchanged Purchase Payments which were made under a Fixed Contract within the preceding five years, which were not previously subject to any surrender charge, and which are withdrawn within one year after a Fixed Contract is exchanged for a New Contract. For purposes of this 2% charge, such Exchanged Purchase Payments will be deemed to be withdrawn first.

     Administrative and Risk Charges. Under the SA-1, SA-2 and Compounder Contracts, a charge of a percentage of each purchase payment is made for administrative expenses. For Compounder Contracts and most SA-1 and SA-2 Contracts, the charge is 1.25%. For SA-1 and SA-2 Contracts, the charges are included in the sales charges (see discussion above). An additional daily charge (at an annual rate of 1% of total net assets attributable to a SA-1 Contract and ranging from .21% to .85% of total net assets attributable to a SA-2 Contract) is made for mortality and expense risks assumed by the Company. The total of these expense charges and certain other charges imposed against SA-1 and SA-2 Contracts is limited to a maximum of the rate imposed on SA-1 and SA-2 Contracts which was charged on April 1, 1987. (See prospectus for SA-1 and SA-2 Contracts, dated April 20, 1987.)

     Under UIT-981 Contracts, a $30 annual charge is assessed once a year to cover administrative expenses. The charge may, with prior regulatory approval if required, be increased or decreased. In addition, a daily charge is made at an annual rate of 1% of the net asset value allocable to the UIT-981 Contracts to cover administrative expenses (other than those covered by the annual charge) and the mortality risk assumed by the Company.

     There are no administrative and risk charges under the Fixed Contracts.

     Under the New Contracts, a maintenance fee of $20 is assessed for the first year and an annual fee of $15 is assessed for the second and later years during the accumulation period. The fee is due in quarterly installments. The fee may, with prior regulatory approval, if necessary, be increased or decreased and may be reduced or waived on particular New Contracts if the Company's administrative expenses are expected to be lower for that contract.

     If a UIT-981 Contract is exchanged for a New Contract on or after the annual fee is assessed, the maintenance fee will not be refunded. In addition, the New Contract will be subject to the maintenance fee under the New Contract.

     Variable Investment Alternatives. Under SA-1 and SA-2 Contracts, only one division of Separate Account A is available, which invests in a portfolio of the Series Company. This portfolio is managed by the Company for advisory fees at annual rates ranging from .35% to .75% of the portfolio's average monthly net assets. (Under a "grandfathering" arrangement, the total advisory fees and certain other charges imposed against SA-1 and SA-2 Contracts are limited to a maximum of the rate charged on April 1, 1987. (See the prospectus for those Contracts dated April 20, 1987.))

     Under UIT-981 Contracts, five divisions of Separate Account A are available, each investing in shares of a different underlying mutual fund of the Series Company portfolio. The five mutual funds are managed by the Company for advisory fees at annual rates ranging from .32% to .75% of each respective portfolio's average daily net assets.

     Under the New Contracts, ten divisions of Separate Account A are available, each investing in a different investment portfolio of the Series Company. The investment portfolios are managed by the Company for advisory fees at annual rates ranging from .35% to .75% of each portfolio's average monthly net assets. In addition, two fixed investment options are available.

     Annuity payments under SA-1, SA-2 and UIT-981 Contracts and the New Contracts may be made on a fixed or variable basis, or a combination of both. During the period following commencement of annuity payments (the annuity period), SA-1 and SA-2 Contracts make no provision for transfers from a separate account to provide a fixed annuity. The option, subject to certain conditions, is available under the New Contracts as well as under UIT-981 Contracts.

     Annuity Options. One option under the New Contracts provides for annuity payments to be made for a selected number of years between 3 and 30 on a fixed basis only. Under SA-1, UIT-981, Fixed and Compounder Contracts, this option is limited to 15 years. Under the SA-1 and SA-2 Contracts, such payments may be on either a fixed or variable basis. SA-2 Contracts do not provide a designated period option. Under the UIT-981, SA-1, Fixed and Compounder Contracts, the designated period option may, subject to adverse tax consequences, be commuted at any time for its remaining value. No such commutation is available under the New Contracts.

     The SA-1 Contracts provide an option for monthly variable annuity payments to be made at a level payment basis during each year of the annuity period. The New Contracts do not provide this option.

     To satisfy a federal tax law requirement, non-spouse beneficiaries under a New Contract generally must receive the entire benefit payable upon the death of the Annuitant over their life expectancy or within five years of the Annuitant's death. This requirement is inapplicable to Existing Contracts or certificates issued before January 19, 1985 if not exchanged.

     Betterment of Rates. The New Contracts, the UIT-981 Contracts and the Fixed Contracts provide that annuity payments for fixed annuities will be based on mortality tables then being used by the Company, if more favorable to the Annuitant than those included in the Contract. The SA-1 Contracts contain a similar "betterment of rates" provision which is applicable to both fixed and variable annuities. The Compounder and SA-2 Contracts contain no betterment of rates provision.

     Guaranteed Annuity Rates. Mortality rates have improved since annuity rates were developed for the Existing Contracts. Therefore, the annuity rates guaranteed in the New Contracts are less favorable to Contract Owners and annuitants than those guaranteed in the Existing Contracts. However, the current annuity rates being charged for fixed annuities under the "betterment of rates" provisions discussed above are more favorable than those guaranteed under the New or the Existing Contracts. Of course, no assurance can be given that this will continue to be true at the time of annuitization for a given con-tract. Guaranteed annuity rate tables are set forth in your Existing Contract or in current endorsements thereto. Those guaranteed for New Contracts are set forth therein, and copies may be obtained from one of the Company's Regional Offices listed on the inside back cover of this prospectus.

AGENTS' AND MANAGERS' RETIREMENT PLAN
EXCHANGE OFFER

     General. All eligible agents and managers of the Company are allowed to participate in the Company's Agents' and Managers' Retirement Plan ("Plan"). The Company is granting to participants in the Plan the right to effect a voluntary exchange of their units of interest under the SA-1 contracts for the equivalent units of interest in the New Contracts.

     Participants who enter into the voluntary exchange will not incur under the New Contracts any surrender charges or annual maintenance fees. Other individuals who are not eligible agents and managers of the Company who may exchange their units of interest under the SA-1 contracts for the equivalent units of interest in the New Contracts may have imposed under the New Contract such charges and fees. All other provisions with regard to exchange offers referenced in the section entitled "Exchange Offers" will apply to the Agents' and Managers' Retirement Plan Exchange Offer.

     Pursuant to this voluntary exchange offer, participants in the Plan will have three options to choose from. As to the funding vehicle for their purchase payment plan, the participant may choose to:

     1. remain in the SA-1 contract.

     2. leave current assets in the SA-1 contract and direct future purchase payments to the New Contract; or

     3. transfer all current assets and future purchase payments to the New Contract.

     If the participant chooses to remain in the SA-1 contract, future purchase payments and current assets will be controlled by the provisions of the SA-1 contract. If the participant chooses to leave current assets in the SA-1 contract and direct future purchase payments to the New Contract, the current assets will be controlled by the provisions of the SA-1 contract. The future purchase payments will be controlled by the terms of the New Contract subject to the exception that surrender charges and annual maintenance fees will not be imposed under the New Contract. If the participant chooses to transfer all current assets and future purchase payments to the New Contract, such current assets and future purchase payments will be controlled by the provisions of the New Contract subject to the exception that surrender charges and annual maintenance fees will not be imposed under the New Contract.

     Once a participant transfers assets and future purchase payments to the New Contract the participant will not be permitted to exchange back to the SA-1 contract. If a participant chooses to transfer future purchase payments but not current assets to the New Contract, the participant will be allowed at a later date to transfer the current assets to the New Contract. For a complete analysis of the differences between the SA-1 contract and the New Contract, you should refer to the section entitled "Differences Between New and Existing Contracts" and the form of the contract or certificate for its terms and conditions.

TAXES AND CONVERSION COSTS

     The Company will impose no fee or charge in connection with conversion. Please see discussion of "Federal Tax Matters" in the prospectus regarding the federal income tax treatment of the New Contracts.

AVAILABILITY OF OFFER

     Current owners or annuitants wishing to exchange should contact any Regional Office at 1-800-44-VALIC for assistance. Partial exchanges are not permitted and, once this privilege has been exercised, any exchange back to the Existing Contract will not be made on these terms. This exchange offer is not applicable to any outstanding fixed annuity contracts except the Compounder series contracts (Contract Forms C-I-75 and IFA-78) and those fixed contracts on forms GFA-582 and IFA-582. THE COMPANY RESERVES THE RIGHT TO TERMINATE OR SUSPEND THE EXCHANGE OFFER AT ANY TIME.

                                    APPENDIX

     Additional Fee Table Example for Independence Plus Contract without a surrender charge or maintenance fees imposed.

Example #3 -- Assuming no surrender charge or maintenance fees.

Total Expenses. You would pay the following expenses on a $1,000 investment under a typical Independence Plus Contract without a surrender charge or maintenance fees imposed, invested in a Separate Account Division as listed below, assuming a 5% annual return on assets:

                                                          1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                                          ------       -------       -------       --------
Stock Index Division...................................    $14           $43           $74           $163
MidCap Index Division(1)...............................     14            45            77            170
Small Cap Index Division...............................     14            45            77            170
International Equities Division........................     14            45            78            171
Social Awareness Division..............................     16            49            85            186
Timed Opportunity Division.............................     16            50            86            187
Capital Conservation Division..........................     16            50            86            187
Government Securities Division.........................     16            49            85            186
International Government Bond Division.................     16            49            85            186
Money Market Division..................................     16            50            86            187

---------------

(1) Effective October 1, 1991 the Capital Accumulation Fund changed its name to the MidCap Index Fund and amended its investment objective, investment program and investment restrictions accordingly. Total Fund expenses expressed as a percentage of Fund assets represent expenses of the Capital Accumulation Fund prior to October 1, 1991.

                CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

                                                              PAGE
                                                              ----
General Information.........................................    2
Marketing Information.......................................    2
Types of Variable Annuity Contracts.........................    3
Calculation of Surrender Charge.............................    5
     Illustration of Surrender Charge on Total Surrender....    5
     Illustration of Surrender Charge on a 10% Partial
      Surrender Followed by a Full Surrender................    6
Accumulation Unit Value.....................................    7
     Illustration of Calculation of Accumulation Unit
      Value.................................................    7
     Illustration of Purchase of Accumulation Units.........    7
Performance Calculations....................................    7
     Money Market Division Yields...........................    7
          Calculation of Yield for Money Market Division
         Six................................................    7
          Illustration of Calculation of Yield for Money
         Market Division Six................................    7
          Calculation of Effective Yield for Money Market
         Division Six.......................................    7
          Illustration of Calculation of Effective Yield for
         Money Market Division Six..........................    7
     Standardized Yield for Divisions Seven, Eight and
      Thirteen..............................................    8
          Calculation of Standardized Yield for Divisions
         Seven, Eight and Thirteen..........................    8
          Illustration of Calculation of Standardized Yield
         for Divisions Seven, Eight and Thirteen............    8
          Calculation of Average Annual Total Return........    8
Performance Information.....................................    9
     Performance Compared to Market Indices.................    9
     Stock Index Division Ten Performance Compared to S&P
      500 Index.............................................   11
     MidCap Index Division Four Performance Compared to
      Relevant Index........................................   12
     Small Cap Index Division Fourteen Performance Compared
      to Russell 2000 Index.................................   13
     International Equities Division Eleven Performance
      Compared to EAFE Index................................   13
     Social Awareness Division Twelve Performance Compared
      to S&P 500 Index......................................   14
     Timed Opportunity Division Five Performance Compared to
      S&P 500 Index, Merrill Lynch Corporate and Government
      Master Index and Certificate of Deposit Primary
      Offering by
       New York City Banks, 30 Day Index....................   14
     Capital Conservation Division Seven Performance
      Compared to Merrill Lynch
       Corporate Master Index...............................   15
     Government Securities Division Eight Performance
      Compared to Lehman Brothers
       U.S. Treasury Composite Index........................   16
     International Government Bond Division Thirteen
      Performance Compared to Salomon
       Brothers Non U.S. Dollar World Government Bond
      Index.................................................   16
     Money Market Division Six Performance Compared to
      Certificate of Deposit Primary
       Offering by New York City Banks, 30 Day Index........   17
Annuity Payments............................................   17
     Assumed Investment Rate................................   17
     Amount of Annuity Payments.............................   17
     Annuity Unit Value.....................................   19
     Illustration of Calculation of Annuity Unit Value......   19
     Illustration of Annuity Payments.......................   19
Distribution of Variable Annuity Contracts..................   19
Experts.....................................................   19
Comments on Financial Statements............................   21

                REVOCATION OF TELEPHONE ASSET TRANSFER AUTHORITY
    Participant/Contract Owner Name:

    ------------------------------------------------------------------------
    Social Security Number:

    ------------------------------------------------------------------------
    Birth Date:

     I am the Participant under or Contract Owner of one or more variable annuity contracts issued by The Variable Annuity Life Insurance Company ("VALIC"). I hereby instruct VALIC not to accept any telephone instructions to transfer Accumulation Values among investment options or change the allocation of future Purchase Payments from me, anyone representing me or anyone representing himself or herself to be me. I understand as a result of executing this form that the transfer of Accumulation Values or Annuity Values among investment options or changes in the allocation of future Purchase Payments may only be effected upon the receipt by VALIC of my written instructions.

------------------------------------------------------------       ------------------------
            Participant/Contract Owner Signature                             Date
Mail this form to any Regional Office (see the last page of your prospectus for addresses)
or to the Home Office at the following address: VALIC, Customer Service A3-01, 2929 Allen
Parkway, Houston, TX 77019.

Please tear off, complete and return the form below to one of our Regional Offices at the address shown on the inside back cover of this Prospectus. A Statement of Additional Information may also be ordered by calling 1-800-44-VALIC.

 ................................................................................

                          INDEPENDENCE PLUS CONTRACTS

Please send me a free copy of the Statement of Additional Information for The Variable Annuity Life Insurance Company Separate Account A (Independence Plus Contract Series).

                             (Please Print or Type)

--------------------------------------------------------------------------------

    Name:                                   G.A. #

    ---------------------------------------------------------
                   ---------------------------------------------------------

    Address:                                Policy #

    ---------------------------------------------------------
                   ---------------------------------------------------------

    -----------------------------------------------------

    Social Security Number:

    -----------------------------------------------------

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================================================================================

                 FOR ADDITIONAL INFORMATION ABOUT THE CONTRACTS
                     CONTACT YOUR NEAREST REGIONAL OFFICE:

10851 N. Black Canyon Hwy.
Suite 700
Phoenix, AZ 85029
(602) 678-1700

222 South Harbor Blvd.
10th Floor
Anaheim, CA 92805
(714) 774-7844

1900 O'Farrell St.
Suite 390
San Mateo, CA 94403
(415) 574-5433

165 South Union Blvd.
Suite 1050
Lakewood, CO 80228
(303) 988-3344

10006 N. Dale Mabry Hwy.
Suite 113
Tampa, FL 33618
(813) 961-1611

100 Ashford Center North
Suite 100
Atlanta, GA 30338
(770) 395-4700

230 West Monroe
Suite 1550
Chicago, IL 60606
(312) 368-1001

550 Congressional Blvd.
Suite 280
Carmel, IN 46032
(317) 574-7145

7310 Ritchie Highway
Suite 800
Glen Burnie, MD 21061
(410) 768-2330

1301 West Long Lake Road
Suite 340
Troy, MI 48098
(810) 641-0022
8500 Normandale Lake Blvd.
Suite 750
Bloomington, MN 55437
(612) 893-1099

410 Amherst Street
Suite 250
Nashua, NH 03063
(603) 883-3840

90 Woodbridge Ctr. Dr.
Suite 300
Woodbridge, NJ 07095
(908) 750-5611

University Tower
3100 Tower Blvd.
Suite 1601, Box 50
Durham, NC 27707
(919) 489-6529

Two Summit Park Drive
Suite 410
Independence, OH 44131
(216) 520-2028

1800 S.W. First Avenue
Suite 505
Portland, OR 97201
(503) 223-6288

1767 Sentry Pkwy. West 19
Suite 300
Blue Bell, PA 19422
(215) 646-8030

5400 LBJ Freeway
Suite 1340
Dallas, TX 75240
(972) 490-1515

800 Gessner
Suite 1280
Houston, TX 77024
(713) 465-2253

  THERE ARE ALSO MORE THAN THIRTY SEVEN BRANCH OFFICES LOCATED THROUGHOUT THE
                                    COUNTRY.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

             2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019 1-800-44VALIC
                            TDD NUMBER 1-800-35VALIC
       FOR UNIT VALUE INFORMATION CALL: 1-800-42VALIC & TDD 1-800-24VALIC
             FOR ASSET TRANSFERS BY TELEPHONE CALL: 1-800-621-7792
                               TDD 1-800-35VALIC
                            EASYACCESS 1-800-42VALIC
                          TDD EASYACCESS 1-800-24VALIC
================================================================================

                                 [VALIC LOGO]

                                Printed Matter
                      Printed in U.S.A. VA 9079 REV 5/97
        (C)The Variable Annuity Life Insurance Company, Houston, Texas

                                                         Recycled Paper  [LOGO]

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT A
                       UNITS OF INTEREST UNDER GROUP AND
                     INDIVIDUAL VARIABLE ANNUITY CONTRACTS
                       INDEPENDENCE PLUS CONTRACT SERIES
        ----------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION
        ----------------------------------------------------------------

                                FORM N-4 PART B
                                  MAY 1, 1997

This Statement of Additional Information is not a prospectus but contains information in addition to that set forth in the Prospectus for the Independence Plus Contract Series* dated May 1, 1997 ("Contracts") and should be read in conjunction with the Prospectus. The terms used in this Statement of Additional Information have the same meaning as those set forth in the Prospectus. A Prospectus may be obtained by calling or writing the Company, or The Variable Annuity Marketing Company (the "Underwriter") at 2929 Allen Parkway, Houston, Texas 77019; 1-800-44-VALIC. Prospectuses are also available from regional sales offices of the Underwriter or from its registered sales representatives.

                               TABLE OF CONTENTS

                                                     PAGE
                                                     ----
General Information..............................      2
Marketing Information............................      2
Types of Variable Annuity Contracts..............      3
Calculation of Surrender Charge..................      5
  Illustration of Surrender Charge on Total
    Surrender....................................      5
  Illustration of Surrender Charge on a 10%
    Partial Surrender Followed by a Full
    Surrender....................................      6
Accumulation Unit Value..........................      7
  Illustration of Calculation of Accumulation
    Unit Value...................................      7
  Illustration of Purchase of Accumulation
    Units........................................      7
Performance Calculations.........................      7
  Money Market Division Yields...................      7
  Calculation of Yield for Money Market Division
    Six..........................................      7
  Illustration of Calculation of Yield for Money
    Market Division Six..........................      7
  Calculation of Effective Yield for Money Market
    Division Six.................................      7
  Illustration of Calculation of Effective Yield
    for
    Money Market Division Six....................      7
Standardized Yield for Divisions Seven, Eight and
  Thirteen.......................................      8
  Calculation of Standardized Yield for Divisions
    Seven, Eight and Thirteen....................      8
  Illustration of Calculation of Standardized
    Yield for Divisions Seven, Eight and
    Thirteen.....................................      8
  Calculation of Average Annual Total Return.....      8
Performance Information..........................      9
  Performance Compared to Market Indices.........      9
  Stock Index Division Ten Performance Compared
    to S&P 500 Index.............................     11
  MidCap Index Division Four Performance
    Compared to Relevant Index...................     12

                                                     PAGE
                                                     ----
  Small Cap Index Division Fourteen Performance
    Compared to Russell 2000([) Index............     13
  International Equities Division Eleven
    Performance Compared to EAFE Index...........     13
  Social Awareness Division Twelve Performance
    Compared to S&P 500 Index....................     14
  Timed Opportunity Division Five Performance
    Compared to S&P 500([) Index, Merrill Lynch
    Corporate and Government Master Index and
    Certificate of Deposit Primary Offering by
    New York City Banks, 30 Day Index............     14
  Capital Conservation Division Seven Performance
    Compared to Merrill Lynch Corporate Master
    Index........................................     15
  Government Securities Division Eight
    Performance Compared to Lehman Brothers U.S.
    Treasury Composite Index.....................     16
  International Government Bond Division Thirteen
    Performance Compared to Salomon Brothers Non
    U.S. Dollar World Government Bond Index......     16
  Money Market Division Six Performance Compared
    to Certificate of Deposit Primary Offering by
    New York City Banks, 30 Day Index............     17
Annuity Payments.................................     17
  Assumed Investment Rate........................     17
  Amount of Annuity Payments.....................     17
  Annuity Unit Value.............................     19
  Illustration of Calculation of Annuity Unit
    Value........................................     19
  Illustration of Annuity Payments...............     19
  Distribution of Variable Annuity Contracts.....     19
  Experts........................................     19
  Comments on Financial Statements...............     21

(*The Independence Plus Contract Series is composed of Contract Forms UIT-585-96 and UITG-585-96.)

VA 9079-1, REV. 5/97

                              GENERAL INFORMATION

     The Variable Annuity Life Insurance Company ("the Company") is a stock life insurance company organized under the laws of the State of Texas and is engaged primarily in the offering and issuance of fixed and variable retirement annuity contracts and combinations thereof. The Company also is licensed to write life insurance in all states (other than Connecticut) and the District of Columbia, and annuities in all fifty states and the District of Columbia. The Company is an indirectly wholly owned subsidiary of American General Corporation (formerly American General Insurance Company).

     On April 18, 1979, the Board of Directors of the Company established Separate Account A (the Separate Account) in accordance with the Texas Insurance Code. The Separate Account is registered with the U.S. Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act").

     Each Division of the Separate Account invests in the shares of a diversified, open-end, management-type investment company registered under the 1940 Act, or one of thirteen investment portfolios of a diversified, open-end, management investment company registered under the 1940 Act. The Separate Account currently is made up of twenty one Divisions, ten of which are available as variable investment options under the Contracts (Divisions Four, Five, Six, Seven, Eight, Ten, Eleven, Twelve, Thirteen and Fourteen), except that Division Eight is currently not available to Non-Qualified Contracts.

MARKETING INFORMATION

     The Company has targeted not-for-profit organizations as the central focus of its marketing efforts for its Contracts. The Company has utilized as its general marketing theme the concept that the Company is "America's Retirement Plan Specialists." Specifically, the Company's marketing thrust is aimed at individuals and groups associated with public and private schools, colleges and universities, not-for-profit health care organizations, state and local governments and other not-for-profit organizations.

     This marketing concept has proven to be successful. In the aggregate, premium deposits to the Company have grown from $37,000 in 1956 to more than $2.9 billion as of December 31, 1996. The number of aggregate participant accounts has increased from 155,000 accounts in 1980 to more than 1,539,015 accounts as of December 31, 1996. The number of employer groups which have purchased Contracts has increased by 178 percent in the past ten years to more than 22,464 as of December 31, 1996. As of December 31, 1996, the Company was ranked in the top 1 percent of all U.S. life insurance companies with regard to asset size. As of December 31, 1996 the Company's assets totaled $30 billion.

     The Company's growth can also be reviewed by examining the growth in each market segment that the Company targets.

     As of December 31, 1996, the Company was marketing Contracts in more than 8,282 public and private, primary and secondary schools with more than 427,224 participant accounts for employees in public and private schools nationwide. From December 31, 1986 to December 31, 1996, the cash value of investments in these Contracts has increased by 327 percent while the number of public and private school groups in these Contracts increased 86 percent and the number of participant accounts in these Contracts increased by 119 percent.

     The Company has also increased its marketing efforts to colleges and universities. From December 31, 1986 to December 31, 1996, the number of colleges and universities which allow the Company to market Contracts to its faculty and staff members has increased 144 percent and for the same period the number of participant accounts has increased 147 percent. For the same time period cash values for participants have increased 319 percent. As of December 31, 1996 more than 43 percent of United States colleges and universities allow the Company to market Contracts to their faculty and staff members.

     The Company has utilized as the central focus in its marketing to college and university faculty and staff members the theme that the Company is the "Alternative of Choice."

     The Company has also had growth in the health care segment of the not-for-profit organization market. From December 31, 1986 to December 31, 1996 Contract cash values have increased 792 percent. During the same period the number of health care groups that have purchased these Contracts increased 241 percent and the number of participants who were in the Contracts increased 748 percent.

     The Company has also experienced growth in contracts sold to state and local governmental groups. From December 31, 1986 to December 31, 1996, Contract cash values for participants in these groups have increased 319 percent. For the same period the number of participant accounts for individuals in these groups in these Contracts increased 250 percent and the number of employer groups has increased 399 percent.

     Additionally, several states have enacted, as an alternative to state administered defined benefit retirement programs, Optional Retirement Plans
(ORPs). A state that sponsors an ORP will select the carriers which will be allowed to participate in the ORP. The Company has been selected as one of the carriers permitted to market Contracts to state employees who elect to participate in the ORP in 26 of the last 28 states to sponsor ORPs with multiple carriers, as of December 31, 1996. From December 31, 1990 to December 31, 1996 in these ORPs the number of participant accounts increased 149 percent and cash values increased 147 percent to more than $1.8 billion. In addition, during this time period annual ORP premiums more than doubled.

     The Company, in its marketing efforts to each of the market segments, may from time to time design sales literature and material specifically for that market segment, e.g., the health care segment of the not-for-profit organization market. This sales literature and material may also be specific to a certain group. For example, sales literature and material may be designed for a specific hospital. The sales literature and material would address specifically the group's contract and retirement plan.

     From time to time the Company may refer to the diversifying process of asset allocation based on the Modern Portfolio Theory developed by Nobel Prize winning economist Harry Markowitz. The basic assumptions of Modern Portfolio Theory are the selection of individual investments has little impact on portfolio performance, market timing strategies seldom work, markets are efficient, and portfolio selection should be made among asset classes. Modern Portfolio Theory allows an investor to determine an efficient portfolio selection that will provide a higher return with the same risk or the same return with lower risk.

     When presenting the asset allocation process the Company may outline the process of personal and investment risk analysis including determining individual risk tolerances and a discussion of the different types of investment risk. The Company may classify investors into five categories based on their risk tolerance and will quote various industry experts on which types of investments are best suited to each of the five risk categories. The industry experts quoted may include Ibbotson Associates, CDA Investment Technologies, Lipper Analytical Services, Wilson & Associates and any other expert which has been deemed by the Company to be appropriate. The Company may also provide a historical overview of the performance of a variety of investment market indexes, the performance of these indexes over time, and the performance of different assets classes, such as stocks, bonds, cash equivalents, etc. The Company may also discuss investment volatility including the range of returns for different asset classes and over different time horizons, and the correlation between the returns of different asset classes. The Company may also discuss the basis of portfolio optimization including the required inputs and the construction of efficient portfolios using sophisticated computer-based techniques. Finally, the Company may describe various investment strategies and methods of implementation such as the use of index funds vs. actively managed funds, the use of dollar cost averaging techniques, the tax status of contributions, and the periodic rebalancing of diversified portfolios.

TYPES OF VARIABLE ANNUITY
CONTRACTS

     Three types of Contracts are offered in connection with the Prospectus to which this Statement of Additional Information relates:

(1) single payment immediate annuity Contracts;

(2) single payment deferred annuity Contracts; and

(3) flexible payment deferred annuity Contracts.

     Under single payment Contracts, only one Purchase Payment is made by the Contract Owner. Under flexible payment Contracts, Purchase Payments generally are made until retirement age is reached. However, no Purchase Payments are required to be made after the first payment. Purchase Payments are subject to any minimum payment requirements under the Contract.

     Under deferred annuity contracts, Purchase Payments are invested and accumulate on a fixed or variable basis until the date the Contract Owner selects to commence annuity payments.

     Under immediate annuity Contracts, the first annuity payment is made on the first day of the second month after the Purchase Payment is received. During the period before the Annuity Date, the Purchase Payments are invested in the same manner, and the other terms and conditions (including the options and rights of Contract Owners, Annuitants and Beneficiaries) are the same under immediate annuity Contracts as under deferred annuity Contracts.

     The Contracts are non-participating and will not share in any of the profits of the Company.

                        CALCULATION OF SURRENDER CHARGE

     The surrender charge is discussed in the Prospectus under "Charges Under Variable Annuity Contracts -- Charge for Partial and Total Surrenders." Examples of calculation of the surrender charge upon total and partial surrender are set forth below:

              ILLUSTRATION OF SURRENDER CHARGE ON TOTAL SURRENDER
     Example 1.

                              TRANSACTION HISTORY

             DATE                                    TRANSACTION                       AMOUNT
             ----                                    -----------                       ------
2/1/91.........................  Purchase Payment                                     $10,000
2/1/92.........................  Purchase Payment                                       5,000
2/1/93.........................  Purchase Payment                                      15,000
2/1/94.........................  Purchase Payment                                       2,000
2/1/95.........................  Purchase Payment                                       3,000
2/1/96.........................  Purchase Payment                                       4,000
7/1/96.........................  Total Purchase Payments (Assumes
                                 Accumulation Value is $50,000)

          Surrender Charge is lesser of (a) or (b):
a.   Surrender Charge calculated on 60 months of Purchase Payments
     1.   Surrender Charge against Purchase Payment of 2/1/91.........   $    0
     2.   Surrender Charge against Purchase Payment of 2/1/92 (0.05 X
          $5,000).....................................................   $  250
     3.   Surrender Charge against Purchase Payment of 2/1/93 (0.05 X
          $15,000)....................................................   $  750
     4.   Surrender Charge against Purchase Payment of 2/1/94 (0.05 X
          $2,000).....................................................   $  100
     5.   Surrender Charge against Purchase Payment of 2/1/95 (0.05 X
          $3,000).....................................................   $  150
     6.   Surrender Charge against Purchase Payment of 2/1/96 (0.05 X
          $4,000).....................................................   $  200
          Surrender Charge based on Purchase Payments (1 + 2 + 3 + 4 +
          5 + 6)......................................................   $1,450

b.   Surrender Charge calculated on the excess over 10% of the
     Accumulation Value at the time of surrender:
     Accumulation Value at time of surrender          $50,000
     Less 10% not subject to surrender charge          -5,000
                                                    ---------
     Subject to surrender charge                       45,000
                                                       X  .05
                                                    ---------
     Surrender Charge based on Accumulation
     Value                                            $ 2,250 ........   $2,250

c.   Surrender Charge is the lesser of a or b.........................   $1,450

ILLUSTRATION OF SURRENDER CHARGE ON A 10% PARTIAL SURRENDER FOLLOWED BY A FULL SURRENDER

     Example 2.
                TRANSACTION HISTORY (ASSUMES NO INTEREST EARNED)

             DATE                                    TRANSACTION                       AMOUNT
             ----                                    -----------                       ------
2/1/91.........................  Purchase Payment                                      $5,000
2/1/92.........................  Purchase Payment                                      15,000
2/1/93.........................  Purchase Payment                                       2,000
2/1/94.........................  Purchase Payment                                       3,000
2/1/95.........................  Purchase Payment                                       4,000
2/1/96.........................  Purchase Payment                                      10,000
7/1/96.........................  10% Partial Surrender (Assumes                         3,900
                                 Accumulation Value is $39,000)
8/1/96.........................  Full Surrender                                        35,100

     a. Since this is the first partial surrender in this participant year, calculate the excess over 10% of the value of the Accumulation Units.
       10% of $39,000 = $3,900 [no charge on this 10% withdrawal]
     b. The Accumulation Value upon which Surrender Charge on the Full Surrender may be calculated (levied) is $39,000 - $3,900 = $35,100
     c. The Surrender Charge calculated on the Accumulation Value withdrawn $35,100 X .05 = $1,755
     d. Since only $29,000 has been paid in Purchase Payments in the 60 months prior to the Full Surrender, the charge can only be calculated on $29,000. The $3,900 partial withdrawal does not reduce this amount. Thus, the charge is $29,000 X (0.05) = $1,450.

                            ACCUMULATION UNIT VALUE

     The calculation of Accumulation Unit value is discussed in the Prospectus under "Accumulation Period." The following illustrations show a calculation of a new Unit value and the purchase of Accumulation Units (using hypothetical examples):

ILLUSTRATION OF CALCULATION OF ACCUMULATION UNIT VALUE

     Example 3.

1. Accumulation Unit value, beginning of period.............  $  1.800000
2. Value of Fund share, beginning of period.................    21.200000
3. Change in value of Fund share............................      .500000
4. Gross investment return (3)/(2)..........................      .023585
5. Daily mortality and expense charge.......................      .000027
6. Net investment return (4)-(5)............................      .023558
7. Net investment factor 1.000000+(6).......................     1.023558
8. Accumulation Unit value, end of period (1)X(7)...........  $  1.842404

ILLUSTRATION OF PURCHASE OF ACCUMULATION UNITS (ASSUMING NO STATE PREMIUM TAX)

     Example 4.

1. First Periodic Purchase Payment..........................  $100.00
2. Accumulation Unit value on effective date of purchase
   (see Example 3)..........................................  $  1.800000
3. Number of Accumulation Units purchased (1)/(2)...........    55.556
4. Accumulation Unit value for valuation date following
   purchase (see Example 3).................................  $  1.842404
5. Value of Accumulation Units in account for valuation date following purchase (3)X(4)...............................  $102.36

                            PERFORMANCE CALCULATIONS

                          MONEY MARKET DIVISION YIELDS
               CALCULATION OF YIELD FOR MONEY MARKET DIVISION SIX
                           7-Day Current Yield: 3.92%
       ILLUSTRATION OF CALCULATION OF YIELD FOR MONEY MARKET DIVISION SIX

     Example 5.

     The yield quotation above is based on the seven days ended December 31, 1996, the date of the most recent balance sheet included in the registration statement ("base period"). It is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Contract Owner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return and then multiplying the base period return by 365/7.

          CALCULATION OF EFFECTIVE YIELD FOR MONEY MARKET DIVISION SIX
                          7-Day Effective Yield: 3.99%
  ILLUSTRATION OF CALCULATION OF EFFECTIVE YIELD FOR MONEY MARKET DIVISION SIX

     Example 6.

     The effective yield quotation above is based on the seven days ended December 31, 1996, the date of the most recent balance sheet included in the registration statement ("base period"). It is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Contract Owner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

            EFFECTIVE YIELD = [ (BASE PERIOD RETURN + 1) 365/7] - 1

           STANDARDIZED YIELD FOR DIVISIONS SEVEN, EIGHT AND THIRTEEN CALCULATION OF STANDARDIZED YIELD FOR DIVISIONS SEVEN, EIGHT AND THIRTEEN

                                                             DIV 7            DIV 8            DIV 13
                                                             -----            -----            ------
Standardized Yield........................................   5.34%            4.92%            3.49%

ILLUSTRATION OF CALCULATION OF STANDARDIZED YIELD FOR DIVISIONS SEVEN, EIGHT AND
                                    THIRTEEN

     Example 7.

     The yield quotation based on a 30-day period ended December 31, 1996, the date of the most recent balance sheet of the Registrant included in the registration statement is computed by dividing the net investment income per Accumulation Unit earned during the period by the maximum offering price per Unit on the last day of the period, according to the following formula:

                        YIELD = 2 [ ( a - b + 1 )6 - 1 ]
                                      -----
                                       cd
     Where:

                 a = net investment income earned during the period by the Fund attributable to shares owned by the Division
                 b = expenses accrued for the period (net of reimbursements) c = the average daily number of Accumulation Units outstanding during the period
                 d = the maximum offering price per Accumulation Unit on the last day of the period

     Yield on each Division is earned from dividends declared and paid by the Fund, which are automatically reinvested in Fund shares.

                   CALCULATION OF AVERAGE ANNUAL TOTAL RETURN

     Average Annual Total Return quotations for the 1, 3, 5, and 10 year periods ended December 31, 1996, the date of the most recent balance sheet included in this registration statement, are computed by finding the average annual compounded rates of return over the 1, 3, 5, and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P (1+T)n = ERV
     Where:

                 P   =  a hypothetical initial Purchase Payment of $1,000
                 T   =  average annual total return
                 n   =  number of years
                 ERV =  redeemable value at the end of the 1, 3, 5 or 10 year periods of a hypothetical $1,000 Purchase Payment made at
                        the beginning of the 1, 3, 5, or 10 year periods (or
                        fractional portion thereof)

     The Company may advertise standardized average annual total return which includes the surrender charge of up to 5% of Gross Purchase Payments received during the most recent

60 months as well as non-standardized average annual total returns which does not include a surrender charge or maintenance fee.

     There is no sales charge for reinvested dividends. All recurring fees have been deducted. For fees which vary with the account size, an account size equal to that of the median account size has been assumed. Ending redeemable value has been determined assuming a complete redemption at the end of the 1, 5 or 10 year period and deduction of all nonrecurring charges at the end of each such period.

                            PERFORMANCE INFORMATION

PERFORMANCE COMPARED TO MARKET INDICES

     The following tables show the Hypothetical $10,000 Account Value and Cumulative Return of each Division as compared to the benchmarks shown.

     These performance calculations for the Divisions, and the methods used for calculating them, are explained in the Prospectus. (See "Performance Information" and "The Fund.")

     These tables compare hypothetical investment performance and percentage changes in Accumulation Unit values with the results of several benchmarks, representing unmanaged market indices. The comparisons should be considered in light of the investment policies and objectives of the Funds. Rates of return for the Divisions include reinvestment of investment income, including capital gains, interest and dividends. The rates of return on the market indices also have been adjusted to reflect reinvestment of interest and dividends.

     Price returns for the market indices are calculated by subtracting the price level at the beginning of the year from the price level at the end of the year and dividing the difference by the price level at the beginning of the year. To calculate dollar values for the indices' Hypothetical $10,000 Account Value presentation, price index values were substituted for Unit values in the calculation described in the Prospectus, and where applicable, dividend yields were then added to determine the total returns applied in the dollar value calculations. Similarly, to calculate Cumulative Return for the indices, the Cumulative Return calculation described in the Prospectus for Unit values of the Divisions is used, substituting the Hypothetical $10,000 Account Value at the end of each year for the Accumulation Unit Value. No sales load, administrative charges, or any other expenses have been deducted from the index calculations. The performance results shown in this section are not an estimate or guarantee of future investment performance, and do not represent the actual experience of amounts invested by a particular Participant.

     The performance of Stock Index Division Ten and Social Awareness Division Twelve may be compared to the record of the Standard & Poor's([) Corporation ("S&P([)")* Composite Stock Price Index ("S&P 500 Index"). The S&P 500([) Index is a well known measure of the price performance of 500 leading larger domestic stocks which represents approximately 70% of the market capitalization of the United States equity market. The index is an unmanaged weighted index of 500 industrial, transportation, utility and financial companies.

     The performance of MidCap Index Division Four may be compared to the record of the S&P MidCap 400 Index. The S&P MidCap 400 Index was developed in 1991 by S&P to track the stock market performance of medium-capitalization domestic stocks. The S&P MidCap 400 Index is market weighted and consists of 400 stocks of domestic companies having a median market capitalization of approximately $1.37 billion. Stocks included in the S&P MidCap 400 Index are chosen on the basis of their market size, liquidity and industry group representation. No stocks included in the S&P 500 Index are included in the S&P MidCap 400 Index.

     The performance of Money Market Division Six may be compared to the Certificate of Deposit Primary Offering by New York City Banks, 30 Day Index. The index is a money market index which reflects the average rate paid by New York Banks on certificates of deposit of more than $100,000. The Index for 30 days is published daily.

     The performance of Capital Conservation Division Seven may be compared to the Merrill Lynch Corporate Master Index. The Merrill Lynch Corporate Master Index consists of an index of approximately 3,600 corporate bond holdings of which assets are rated BBB- to AAA. The average years to maturity of these corporate bond holdings are approximately 7 years.

     Performance of Government Securities Division Eight may be compared to the Lehman Brothers U.S. Treasury Composite Index. The Lehman Brothers U.S. Treasury Composite Index consists of an index of approximately 500 govern-ment securities issues with all such issues having a maturity of greater than one year.

     The performance of International Equities Division Eleven may be compared to the Morgan Stanley Capital International Europe, Australia and Far East Index ("EAFE Index"). The EAFE Index, which commenced in 1969, is an unmanaged stock index consisting of more than 1,000 companies from Europe, Australia and the Far East. The index is capitalization weighted. It is a well known measure for international stock performance. This index is published using two methods, each of which includes reinvestment of dividends received. The first method includes gross dividends declared without subtracting foreign income taxes which may be withheld from foreign investors. The second method includes net dividends after subtracting estimated foreign taxes from gross dividends declared. The Division currently compares its performance with the index using the second method.

     The performance of the International Government Bond Fund Division Thirteen may be compared to the Salomon Brothers Non-US Dollar World Government Bond Fund ("Salomon Index"). This index is published using two methods. The first method includes income earned without subtracting foreign income taxes which may be withheld from foreign investors. The second method includes income earned after subtracting estimated foreign taxes. The Division currently compares its performance with the index using the second method. The Salomon Index is an unmanaged aggregate index composed of 673 issues from thirteen foreign countries. These countries include Austria, Australia, Belgium, Canada, Denmark, Finland, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden, Switzerland and the United Kingdom.

     The performance of the Small Cap Index Division Fourteen may be compared with the Russell 2000([) Index ("Russell 2000").** The Russell 2000 was developed in 1984 by the Frank Russell Company to track the stock market performance of small capitalization domestic stocks. The Russell 2000 is market weighted and consists of approximately 2000 stocks. Stocks included in the Russell 2000 are chosen by the Frank Russell Company on the basis of their market size.

     The performance of Timed Opportunity Division Five may be compared to a benchmark comprised of a weighted average of three market sectors corresponding to the three market sectors in which the Division, through the Timed Opportunity Fund, will invest as follows: 55% in equity securities, 35% in intermediate or long-term debt securities and 10% in money market or short-term debt securities, regardless of the Division's actual asset allocation. The performance of the equity securities sector of the Division may be compared to the S&P 500 Index. The performance of the intermediate or long-term debt securities sector may be compared to the Merrill Lynch Corporate and Government Master Index. The Merrill Lynch Corporate and Government Master Index consists of an index of approximately 5000 corporate and government bond holdings. The average maturity of these corporate bond holdings is approximately 10 years. The performance of the money market or short-term debt securities sector may be compared to the Certificate of Deposit Primary Offering by New York City Banks, 30 Day Index.

     Additionally, the performance of a Division may from time to time be compared with other Indexes which have been deemed by the Company relevant to the Division.

     These benchmarks do not reflect any charges for investment advisory fees, brokerage commissions or other fees and expenses of the type charged at either the Separate Account or Fund level. Therefore, the comparisons with these benchmarks are of limited use.

---------------

 * "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)" and "S&P MidCap 400" are trademarks of Standard and Poor's Corporation. Neither the MidCap Index Fund nor the Stock Index Fund is sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in these Funds.
** The Russell 2000(R) Index is a trademark/service mark of the Frank Russell
   Trust Company. RussellTM is a trademark of the Frank Russell Company.

Stock Index Division Ten Performance Compared to S&P 500 Index

                       HYPOTHETICAL $10,000 ACCOUNT VALUE
        ANNUAL VALUE OF A $10,000 STIPULATED PAYMENT MADE APRIL 20, 1987

                            STOCK INDEX                                      S&P 500
                           DIVISION TEN                                       INDEX
-------------------------------------------------------------------          --------
04/20/87.................................................  $10,000           $10,000
12/31/87.................................................    8,562             8,722
12/31/88.................................................    9,687            10,171
12/31/89.................................................   12,388            13,394
12/31/90.................................................   11,790            12,978
12/31/91.................................................   15,056            16,932
12/31/92.................................................   15,897            18,222
12/31/93.................................................   17,293            20,059
12/31/94.................................................   17,241            20,323
12/31/95.................................................   23,439            27,960
12/31/96.................................................   28,484            34,383

                   CUMULATIVE RETURN COMPARED TO MARKET INDEX
                        (PERIOD ENDED DECEMBER 31, 1996)

                                       SINCE
                                     INCEPTION*        5 YEARS         3 YEARS          1 YEAR
                                     ----------        -------         -------          ------
Investment Division
     Stock Index Division Ten......    184.84%          89.18%          64.71%          21.53%
Benchmark Comparison
     S&P 500 Index.................    243.83%         103.06%          71.41%          22.97%

---------------

* This Division was initiated on April 20, 1987.

MidCap Index Division Four* Performance Compared to S&P 500 Index and S&P MidCap 400 Index

                       HYPOTHETICAL $10,000 ACCOUNT VALUE
       ANNUAL VALUE OF A $10,000 STIPULATED PAYMENT MADE OCTOBER 13, 1982

                                                            S&P                S&P
                                                            500             MIDCAP 400
                 DIVISION FOUR                             INDEX              INDEX
------------------------------------------------          --------          ----------
10/13/82..............................  $10,000           $10,000            $ 10,000
12/31/82..............................   10,096            11,352              11,564
12/31/83..............................   11,608            13,913              14,583
12/31/84..............................   11,721            14,786              14,755
12/31/85..............................   13,195            19,477              20,004
12/31/86..............................   13,516            23,113              23,247
12/31/87..............................   12,827            24,326              22,774
12/31/88..............................   14,502            28,367              27,527
12/31/89..............................   17,127            37,355              37,310
12/31/90..............................   15,380            36,195              35,401
12/31/91..............................   18,580            47,223              53,136
12/31/92..............................   20,213            50,820              59,466
12/31/93..............................   22,594            55,943              67,762
12/31/94..............................   21,532            56,681              65,332
12/31/95..............................   27,827            77,981              85,547
12/31/96..............................   32,726            95,892             102,009

                   CUMULATIVE RETURN COMPARED TO MARKET INDEX
                        (PERIOD ENDED DECEMBER 31, 1996)

                                    SINCE
                                 INCEPTION**     10 YEARS     5 YEARS      3 YEARS       1 YEAR
                                 -----------     --------     -------      -------       ------
Investment Division
     Division Four.............     227.26%      142.14%       76.13%       44.84%       17.61%
Benchmark Comparison
     S&P 500 Index.............     858.92%      314.88%      103.06%       71.41%       22.97%
     S&P MidCap 400 Index......     920.09%      338.81%       91.98%       50.54%       19.24%

---------------

 * Effective October 1, 1991, the Capital Accumulation Fund changed its name to the MidCap Index Fund and revised its investment objective, investment program and investment restrictions accordingly, pursuant to contract owner vote. Selected accumulation unit data for the last ten years for this Division appears in the Prospectus. Figures appearing above for the S&P MidCap 400 Index for years prior to 1991 are based on estimates provided by Standard & Poor's for illustrative purposes.
** This Division was initiated on October 13, 1982.

Small Cap Index Division Fourteen Performance Compared to Russell 2000 Index(R)

                       HYPOTHETICAL $10,000 ACCOUNT VALUE
         ANNUAL VALUE OF A $10,000 STIPULATED PAYMENT MADE MAY 1, 1992

                                                                             RUSSELL
                          SMALL CAP INDEX                                      2000
                            DIVISION 14                                       INDEX
-------------------------------------------------------------------          -------
05/01/92.................................................  $10,000           $10,000
12/31/92.................................................   11,128            11,416
12/31/93.................................................   12,772            13,571
12/31/94.................................................   12,223            13,324
12/31/95.................................................   15,449            17,114
12/31/96.................................................   17,854            19,937

                   CUMULATIVE RETURN COMPARED TO MARKET INDEX
                        (PERIOD ENDED DECEMBER 31, 1996)

                                                            SINCE
                                                          INCEPTION*      3 YEARS        1 YEAR
                                                          ----------      -------        ------
Investment Division
     Small Cap Index Division 14........................     78.54%        39.79%        15.57%
Benchmark Comparison
     Russell 2000.......................................     99.37%        46.91%        16.49%

---------------

* This Division was initiated May 1, 1992.

International Equities Division Eleven Performance Compared to EAFE Index

                       HYPOTHETICAL $10,000 ACCOUNT VALUE
       ANNUAL VALUE OF A $10,000 STIPULATED PAYMENT MADE OCTOBER 2, 1989

                      INTERNATIONAL EQUITIES                                   EAFE
                          DIVISION ELEVEN                                     INDEX
-------------------------------------------------------------------           -----
10/02/89.................................................  $10,000           $10,000
12/31/89.................................................   10,284            10,467
12/31/90.................................................    8,134             8,013
12/31/91.................................................    8,952             8,984
12/31/92.................................................    7,671             7,891
12/31/93.................................................    9,864            10,460
12/31/94.................................................   10,545            11,274
12/31/95.................................................   11,565            12,537
12/31/96.................................................   12,229            13,295

                   CUMULATIVE RETURN COMPARED TO MARKET INDEX
                        (PERIOD ENDED DECEMBER 31, 1996)

                                         SINCE
                                       INCEPTION*        5 YEARS         3 YEARS          1 YEAR
                                       ----------        -------         -------          ------
Investment Division
     International Equities
       Division Eleven...............     22.29%          36.60%          23.98%           5.75%
Benchmark Comparison
     EAFE Index......................     32.95%          47.98%          27.11%           6.05%

---------------

* This Division was initiated on October 2, 1989.

Social Awareness Division Twelve Performance Compared to S&P 500 Index

                       HYPOTHETICAL $10,000 ACCOUNT VALUE
       ANNUAL VALUE OF A $10,000 STIPULATED PAYMENT MADE OCTOBER 2, 1989

                         SOCIAL AWARENESS                                    S&P 500
                          DIVISION TWELVE                                     INDEX
-------------------------------------------------------------------          --------
10/02/89.................................................  $10,000           $10,000
12/31/89.................................................   10,100            10,214
12/31/90.................................................    9,877             9,897
12/31/91.................................................   12,506            12,912
12/31/92.................................................   12,795            13,896
12/31/93.................................................   13,670            15,297
12/31/94.................................................   13,339            15,499
12/31/95.................................................   18,351            21,323
12/31/96.................................................   22,527            26,220

                   CUMULATIVE RETURN COMPARED TO MARKET INDEX
                        (PERIOD ENDED DECEMBER 31, 1996)

                                             SINCE
                                           INCEPTION*      5 YEARS       3 YEARS        1 YEAR
                                           ----------      -------       -------        ------
Investment Division
     Social Awareness Division Twelve....    125.27%        80.12%        64.79%        22.75%
Benchmark Comparison
     S&P 500 Index.......................    162.20%       103.06%        71.41%        22.97%

---------------

* This Division was initiated on October 2, 1989.

Timed Opportunity Division Five Performance Compared to S&P 500 Index, Merrill Lynch Corporate and Government Master Index and Certificate of Deposit Primary Offering by New York City Banks, 30 Day Index

                       HYPOTHETICAL $10,000 ACCOUNT VALUE
      ANNUAL VALUE OF A $10,000 STIPULATED PAYMENT MADE SEPTEMBER 6, 1983

                TIMED OPPORTUNITY                           S&P 500           BLENDED
                  DIVISION FIVE                              INDEX            INDEX**
--------------------------------------------------          --------          --------
09/06/83................................  $10,000           $10,000           $10,000
12/31/83................................    9,857            10,156            10,252
12/31/84................................    9,853            10,793            11,269
12/31/85................................   11,004            14,217            14,177
12/31/86................................   11,987            16,871            16,536
12/31/87................................   12,862            17,757            17,472
12/31/88................................   13,973            20,706            19,669
12/31/89................................   16,182            27,267            24,213
12/31/90................................   15,634            26,420            24,748
12/31/91................................   18,782            34,470            30,404
12/31/92................................   18,460            37,095            32,608
12/31/93................................   19,973            40,834            35,770
12/31/94................................   19,515            41,373            35,769
12/31/95................................   24,110            56,921            45,566
12/31/96................................   26,519            69,995            51,871

                   CUMULATIVE RETURN COMPARED TO MARKET INDEX
                        (PERIOD ENDED DECEMBER 31, 1996)

                                       SINCE
                                     INCEPTION*    10 YEARS    5 YEARS     3 YEARS      1 YEAR
                                     ----------    --------    -------     -------      ------
Investment Division
 Timed Opportunity Division Five...    165.19%     121.24%      41.19%      32.78%       9.99%
Benchmark Comparison**
     S&P 500 Index.................    599.95%     314.88%     103.06%      71.41%      22.97%
     Blended Index.................    418.71%     213.69%      70.61%      45.01%      13.84%

---------------

 * This Division was initiated on September 6, 1983.

** The Blended Index reflects an allocation of investments in the following
   Indexes: 55% of investments included in the S&P 500 Index, 35% of investments included in the Merrill Lynch Corporate and Government Master Index, and 10% of investments included in the Certificate of Deposit Primary Offering by New York City Banks, 30 Day Index.

Capital Conservation Division Seven Performance Compared to Merrill Lynch Corporate Master Index

                       HYPOTHETICAL $10,000 ACCOUNT VALUE
       ANNUAL VALUE OF A $10,000 STIPULATED PAYMENT MADE JANUARY 16, 1986

                                                                          MERRILL LYNCH
                     CAPITAL CONSERVATION                                CORPORATE MASTER
                        DIVISION SEVEN                                        INDEX
---------------------------------------------------------------          ----------------
01/16/86.............................................  $10,000                   $10,000
12/31/86.............................................   10,477                    11,609
12/31/87.............................................   10,186                    11,823
12/31/88.............................................   10,789                    12,976
12/31/89.............................................   11,936                    14,808
12/31/90.............................................   11,784                    15,899
12/31/91.............................................   13,669                    18,799
12/31/92.............................................   14,702                    20,514
12/31/93.............................................   16,301                    23,064
12/31/94.............................................   15,153                    22,288
12/31/95.............................................   18,120                    27,097
12/31/96.............................................   18,255                    28,015

                                              SINCE
                                            INCEPTION*   10 YEARS   5 YEARS    3 YEARS     1 YEAR
                                            ----------   --------   -------    -------     ------
Investment Division
     Capital Conservation Division
       Seven..............................     82.55%     74.24%     33.55%     11.99%     0.75%
Benchmark Comparison
     Merrill Lynch Corporate Master
       Index..............................    180.15%    141.33%     49.02%     21.47%     3.39%

---------------

* This Division was initiated on January 16, 1986.

Government Securities Division Eight Performance Compared to Lehman Brothers U.S. Treasury Composite Index

                       HYPOTHETICAL $10,000 ACCOUNT VALUE
       ANNUAL VALUE OF A $10,000 STIPULATED PAYMENT MADE JANUARY 16, 1986

                       GOVERNMENT SECURITIES                                  U.S. TREASURY
                          DIVISION EIGHT                                     COMPOSITE INDEX
-------------------------------------------------------------------          ---------------
01/16/86.................................................  $10,000                  $10,000
12/31/86.................................................   10,461                   11,630
12/31/87.................................................   10,120                   11,862
12/31/88.................................................   10,621                   12,694
12/31/89.................................................   11,792                   14,516
12/31/90.................................................   12,371                   15,765
12/31/91.................................................   14,052                   18,187
12/31/92.................................................   14,915                   19,502
12/31/93.................................................   16,362                   21,597
12/31/94.................................................   15,472                   20,857
12/31/95.................................................   17,995                   24,684
12/31/96.................................................   18,157                   25,369

                   CUMULATIVE RETURN COMPARED TO MARKET INDEX
                        (PERIOD ENDED DECEMBER 31, 1996)

                                              SINCE
                                            INCEPTION*   10 YEARS   5 YEARS    3 YEARS     1 YEAR
                                            ----------   --------   -------    -------     ------
Investment Division
     Government Securities Division
       Eight..............................     81.57%     73.57%     29.21%     10.97%     0.90%
Benchmark Comparison
     U.S. Treasury Composite Index........    153.69%    118.13%     39.49%     17.47%     2.77%

---------------

* This Division was initiated on January 16, 1986.

International Government Bond Division Thirteen Performance Compared to Salomon Brothers Non-U.S. Dollar World Government Bond Index

                       HYPOTHETICAL $10,000 ACCOUNT VALUE
       ANNUAL VALUE OF A $10,000 STIPULATED PAYMENT MADE OCTOBER 1, 1991

                                                                              SALOMON BROS.
                                                                             NON-U.S. DOLLAR
                                                                                  WORLD
                   INTERNATIONAL GOVERNMENT BOND                               GOVERNMENT
                         DIVISION THIRTEEN                                     BOND INDEX
-------------------------------------------------------------------          ---------------
10/01/91.................................................  $10,000                  $10,000
12/31/91.................................................   10,905                   11,042
12/31/92.................................................   11,128                   11,540
12/31/93.................................................   12,583                   13,246
12/31/94.................................................   13,014                   13,999
12/31/95.................................................   15,308                   16,692
12/31/96.................................................   15,822                   17,331

                   CUMULATIVE RETURN COMPARED TO MARKET INDEX
                        (PERIOD ENDED DECEMBER 31, 1996)

                                                     SINCE
                                                   INCEPTION*    5 YEARS     3 YEARS      1 YEAR
                                                   ----------    -------     -------      ------
Investment Division
     International Government Bond Division
       Thirteen..................................     58.22%      45.09%      25.74%      3.36%
Benchmark Comparison
  Salomon Bros. Non-U.S. Dollar World Government
     Bond Index..................................     73.31%      56.96%      30.84%      3.83%

---------------

* This Division was initiated on October 1, 1991.

Money Market Division Six Performance Compared to Certificate of Deposit Primary Offering by New York City Banks, 30 Day Index (Primary CD Index)

                       HYPOTHETICAL $10,000 ACCOUNT VALUE
       ANNUAL VALUE OF A $10,000 STIPULATED PAYMENT MADE JANUARY 16, 1986

                           MONEY MARKET                                      PRIMARY
                           DIVISION SIX                                      CD INDEX
-------------------------------------------------------------------          --------
01/16/86.................................................  $10,000           $10,000
12/31/86.................................................   10,405            10,591
12/31/87.................................................   10,873            11,253
12/31/88.................................................   11,495            12,083
12/31/89.................................................   12,406            13,130
12/31/90.................................................   13,254            14,181
12/31/91.................................................   13,849            14,955
12/31/92.................................................   14,157            15,427
12/31/93.................................................   14,393            15,826
12/31/94.................................................   14,791            16,390
12/31/95.................................................   15,458            17,200
12/31/96.................................................   16,072            17,980

                   CUMULATIVE RETURN COMPARED TO MARKET INDEX
                        (PERIOD ENDED DECEMBER 31, 1996)

                                 SINCE
                               INCEPTION*      10 YEARS      5 YEARS       3 YEARS        1 YEAR
                               ----------      --------      -------       -------        ------
Investment Division
     Money Market Division
       Six...................     60.72%        54.47%        16.05%        11.66%         3.97%
Benchmark Comparison
     Primary CD Index........     79.80%        69.78%        20.23%        13.61%         4.53%

---------------

* This Division was initiated on January 16, 1986.

                                ANNUITY PAYMENTS

ASSUMED INVESTMENT RATE

     The discussion concerning the amount of annuity payments which follows this section is based on an Assumed Investment Rate of 3 1/2% per annum. However, the Company will permit each Annuitant choosing a variable annuity payment option to select an Assumed Investment Rate permitted by state law or regulations other than the 3 1/2% rate described in this prospectus as follows: 4 1/2%, 5% or 6% per annum. (Note: an Assumed Investment Rate higher than 5% may not be selected under individual Contracts.) The foregoing Assumed Investment Rates are used merely in order to determine the first monthly payment per thousand dollars of value. It should not be inferred that such rates will bear any relationship to the actual net investment experience of the Separate Account.

AMOUNT OF ANNUITY PAYMENTS

     The amount of the first variable annuity payment to the Annuitant will depend on the amount of the Accumulation Value applied to effect the variable annuity as of the tenth day immediately preceding the date annuity payments commence, the amount of any premium tax owed, the annuity option selected, and the age of the Annuitant. The Contracts contain tables indicating the dollar amount of the first annuity payment under each annuity option for each $1,000 of Accumulation Value (after the deduction for any premium tax) at various ages. These tables are based upon the 1983 Table A (promulgated by the Society of Actuaries) and an Assumed Investment Rate of 3 1/2%, 4% and 5% per annum (3 1/2% in the group Contract).

     The portion of the first monthly variable annuity payment derived from a Division of the Separate Account is divided by the Annuity Unit value for that Division (calculated ten days prior to the date of the first monthly payment) to determine the number of Annuity Units in each Division represented by the payment. The number of such units will remain fixed during the Annuity Period, assuming the Annuitant makes no transfers of Annuity Units to provide Annuity Units under another Division or to provide a fixed annuity.

     In any subsequent month, the dollar amount of the variable annuity payment derived from each Division is determined by multiplying the number of Annuity Units in that Division by the value of such Annuity Unit on the tenth day preceding the due date of such payment. The Annuity Unit value will increase or decrease in proportion to the net investment return of the Division or Divisions underlying the variable annuity since the date of the previous annuity payment, less an adjustment to neutralize the 3 1/2% or other Assumed Investment Rate referred to above.

     Therefore, the dollar amount of variable annuity payments after the first will vary with the amount by which the net investment return is greater or less than 3 1/2% per annum. For example, if a Division has a cumulative net investment return of 5% over a one year period, the first annuity payment in the next year will be approximately 1 1/2 percentage points greater than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the Division. If such net investment return is 1% over a one year period, the first annuity payment in the next year will be approximately 2 1/2 percentage points less than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the applicable Division.

     Each deferred Contract provides that, when fixed annuity payments are to be made under one of the first four annuity options, the monthly payment to the Annuitant will not be less than the monthly payment produced by the then current settlement option rates, which will not be less than the rates used for a currently issued single payment immediate annuity contract. The purpose of this provision is to assure the Annuitant that, at retirement, if the fixed annuity purchase rates then required by the Company for new single payment immediate annuity contracts are significantly more favorable than the annuity rates guaranteed by a Contract, the Annuitant will be given the benefit of the new annuity rates.

ANNUITY UNIT VALUE

     The value of an Annuity Unit is calculated at the same time that the value of an Accumulation Unit is calculated and is based on the same values for Fund shares and other assets and liabilities. (See "Accumulation Period" in the Prospectus.) The calculation of Annuity Unit value is discussed in the Prospectus under "Annuity Period."

     The following illustrations show, by use of hypothetical examples, the method of determining the Annuity Unit value and the amount of variable annuity payments.

               ILLUSTRATION OF CALCULATION OF ANNUITY UNIT VALUE

     Example 8.

 1. Annuity Unit value, beginning of period.................  $      .980000
 2. Net investment factor for Period (see Example 3)........        1.023558
 3. Daily adjustment for 3 1/2% Assumed Investment Rate.....         .999906
 4. (2)X(3).................................................        1.023462
 5. Annuity Unit value, end of period (1)X(4)...............  $     1.002993

                        ILLUSTRATION OF ANNUITY PAYMENTS

     Example 9. Annuitant age 65, Life Annuity with 120 Payments Certain

 1. Number of Accumulation Units at Annuity Date............   10,000.00
 2. Accumulation Unit value (see Example 3).................  $     1.800000
 3. Accumulation Value of Contract (1)X(2)..................  $18,000.00
 4. First monthly annuity payment per $1,000 of Accumulation
  Value.....................................................  $     5.63
 5. First monthly annuity payment (3)X(4)/1,000.............  $   101.34
 6. Annuity Unit value (see Example 10).....................  $      .980000
 7. Number of Annuity Units (5)/(6).........................      103.408
 8. Assume Annuity Unit value for second month equal to.....  $      .997000
 9. Second monthly Annuity Payment (7)X(8)..................  $   103.10
10. Assume Annuity Unit value for third month equal to......  $      .953000
11. Third monthly Annuity Payment (7)X(10)..................  $    98.55

                   DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

     The Company has qualified or intends to qualify the Contracts for sale in all fifty states and the District of Columbia and will commence offering the Contracts promptly upon qualification in each such jurisdiction.

     The Contracts are sold in a continuous offering by licensed insurance agents who are registered representatives of broker-dealers which are members of the National Association of Securities Dealers, Inc. (the "NASD"). The principal underwriter for the Separate Account is the Underwriter as defined above, a wholly-owned subsidiary of the Company. The Underwriter's address is 2929 Allen Parkway, Houston, Texas 77019. The Underwriter is a Texas corporation organized in 1970 and is a member of the NASD.

     The licensed agents who sell the Contracts will be compensated for such sales by commissions ranging from 1% to 4.5% of each Purchase Payment. Managers who supervise the agents will receive overriding commissions ranging to 1% of Purchase Payments. (These various commissions are paid by the Company and do not result in any charge to Contract Owners or to the Separate Account in addition to the charges described under "Charges Under Variable Annuity Contracts.")

     Pursuant to its underwriting agreement with the Underwriter and the Separate Account, the Company reimburses the Underwriter for reasonable sales expenses, including overhead expenses. Sales commissions paid for the years 1994, 1995 and 1996 were $26,632,000, $10,260,000 and $6,038,000, respectively.

                                    EXPERTS

     The consolidated financial statements of the Company at December 31, 1996 and 1995, and for each of the three years in the period ended December 31, 1996, and the financial statements of the Company's Separate Account A at December 31, 1996 and for each of the two years in the period then ended, appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein. The financial statements audited by Ernst & Young LLP have been included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

                        COMMENTS ON FINANCIAL STATEMENTS

     The financial statements of The Variable Annuity Life Insurance Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts, which include death benefits, and its assumption of the mortality and expense risks.

     Divisions Four, Five, Six, Seven, Eight, Ten, Eleven, Twelve, Thirteen and Fourteen are the only Divisions available under the Contracts described in the Prospectus. The Separate Account financial statements contained herein reflect the composition of the Separate Account as of December 31, 1996.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors
The Variable Annuity Life Insurance Company

     We have audited the accompanying consolidated balance sheets of The Variable Annuity Life Insurance Company and Subsidiaries as of December 31, 1996 and 1995, and the related consolidated statements of income, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Variable Annuity Life Insurance Company and Subsidiaries at December 31, 1996 and 1995, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.

                                                    /s/ ERNST & YOUNG



Houston, Texas
February 14, 1997

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------

CONSOLIDATED BALANCE SHEET

At December 31
In Thousands


                                                                           1996          1995
                                                                        -----------   -----------
ASSETS
Investments - Notes 2, 6, 7, 8:
  Fixed maturity securities
     (amortized cost: $19,667,491 in 1996 and $18,590,102 in 1995)      $20,189,473   $19,745,726
  Equity securities (cost: $8,624 in 1996 and $56,825 in 1995)                8,589        71,770
  Mortgage loans on real estate                                           1,349,855     1,443,817
  Real estate, net of accumulated depreciation
     of $69 in 1996 and $99 in 1995                                          37,130        23,365
  Policy loans                                                              639,200       557,637
  Other long-term invested assets                                            35,945        16,929
  Short-term investments                                                     53,000        39,277
                                                                        -----------   -----------
     Total investments                                                   22,313,192    21,898,521
                                                                        -----------   -----------
Investment income receivable                                                315,118       292,967
Cash on deposit and on hand                                                  24,360        27,794
Receivable for securities sold                                               18,654        51,947
Deferred policy acquisition costs - Note 3                                  557,748       182,546
Due from reinsurer, net                                                      15,700        16,873
Other assets                                                                 45,798        37,912
Assets held in Separate Accounts                                          7,134,412     4,540,889
                                                                        -----------   -----------
     Total assets                                                       $30,424,982   $27,049,449
                                                                        -----------   -----------
LIABILITIES
Policy reserves for fixed annuity investment contracts                  $21,067,429   $20,146,697
Payable for securities purchased                                                575        26,885
Remittances not allocated                                                    66,473        52,913
Commissions, general expenses, and taxes (other than income taxes)           41,642        44,380
Other liabilities                                                            75,636        51,768
Income tax liabilities - Note 4                                             265,160       387,076
Liabilities related to Separate Accounts                                  7,134,412     4,540,889
                                                                        -----------   -----------
     Total liabilities                                                   28,651,327    25,250,608
                                                                        -----------   -----------
STOCKHOLDER'S EQUITY
Common stock (voting) par value $1 per share, 5,000 shares authorized
  and 3,575 issued and outstanding in 1996 and 1995 - Note 5                  3,575         3,575
Additional paid-in capital                                                  459,281       384,126
Retained earnings                                                         1,143,947     1,014,520
Net unrealized investment gains - Note 2                                    166,852       396,620
                                                                        -----------   -----------
     Total stockholder's equity                                           1,773,655     1,798,841
                                                                        -----------   -----------
     Total liabilities and stockholder's equity                         $30,424,982   $27,049,449
                                                                        -----------   -----------


                See notes to consolidated financial statements.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------

CONSOLIDATED STATEMENT OF INCOME

For the Years Ended December 31,
In Thousands


                                                                   1996           1995           1994
                                                                -----------    -----------    -----------
REVENUES

Surrender charges                                               $    12,348    $     9,967    $     9,964
Mortality charges                                                    59,955         34,965         21,136
Expense charges                                                       5,654          5,122          5,528
Net investment income - Note 2                                    1,654,496      1,597,681      1,493,942
Net reinsurance income                                                1,528          1,573          1,908
Realized investment gains (losses) - Note 2                          21,551         (7,149)       (71,950)
Other income                                                         10,920          6,878          6,517
                                                                -----------    -----------    -----------
   Total revenues                                                 1,766,452      1,649,037      1,467,045
                                                                -----------    -----------    -----------
COSTS AND EXPENSES

Policy costs:
   Increase in policy reserves for fixed annuity contracts        1,243,993      1,203,986      1,133,547
                                                                -----------    -----------    -----------
      Total costs                                                 1,243,993      1,203,986      1,133,547
                                                                -----------    -----------    -----------
Expenses:
   Commissions                                                       97,630         84,670         73,198
   Salaries                                                          54,016         48,227         42,742
   Data processing                                                   12,088         13,200         10,908
   Postage and telephone                                             11,308         10,710          8,137
   Sales promotion                                                   10,394          9,361          8,024
   Printing and supplies                                              5,290          4,721          4,372
   Guaranty association assessments - Note 9                          2,678         18,961          6,300
   Other expenses                                                    49,875         44,055         43,029
   Amortization of deferred policy acquisition costs - Note 3        31,201         16,841         13,263
   Policy acquisition costs deferred - Note 3                      (116,818)      (104,702)       (88,046)
                                                                -----------    -----------    -----------
      Total expenses                                                157,662        146,044        121,927
                                                                -----------    -----------    -----------
      Total costs and expenses                                    1,401,655      1,350,030      1,255,474
                                                                -----------    -----------    -----------
EARNINGS

Income before income tax expense                                    364,797        299,007        211,571
Income tax expense - Note 4                                         124,370         99,720         70,183
                                                                -----------    -----------    -----------
   Net income                                                   $   240,427    $   199,287    $   141,388
                                                                -----------    -----------    -----------

                See notes to consolidated financial statements.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY

For the Years Ended December 31,
In Thousands

                                              1996           1995           1994
                                           -----------    -----------    -----------
COMMON STOCK

Balance at beginning and end of year       $     3,575    $     3,575    $     3,575
                                           -----------    -----------    -----------

ADDITIONAL PAID-IN-CAPITAL

Balance at beginning of year                   384,126        382,733        382,727
  Capital contribution from stockholder         75,155          1,393              6
                                           -----------    -----------    -----------
Balance at end of year                         459,281        384,126        382,733
                                           -----------    -----------    -----------

RETAINED EARNINGS

Balance at beginning of year                 1,014,520        910,233        821,845
  Net income                                   240,427        199,287        141,388
  Dividends paid to stockholder               (111,000)       (95,000)       (53,000)
                                           -----------    -----------    -----------
Balance at end of year                       1,143,947      1,014,520        910,233
                                           -----------    -----------    -----------

NET UNREALIZED INVESTMENT GAINS (LOSSES)

Balance at beginning of year                   396,620       (563,481)       348,470
  Change during year                          (229,768)       960,101       (911,951)
                                           -----------    -----------    -----------
Balance at end of year                         166,852        396,620       (563,481)
                                           -----------    -----------    -----------

STOCKHOLDER'S EQUITY
Balance at end of year                     $ 1,773,655    $ 1,798,841    $   733,060
                                           -----------    -----------    -----------


              See notes to consolidated financial statements.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
CONSOLIDATED STATEMENT OF CASH FLOWS

For the Years Ended December 31,
In Thousands


                                                                1996            1995            1994
                                                             ------------    ------------    ------------
OPERATING ACTIVITIES

Net Income                                                   $    240,427    $    199,287    $    141,388
Reconciling adjustments to net cash provided by
 operating activities:
   Insurance and annuity liabilities                            1,243,993       1,203,986       1,133,547
   Deferred policy acquisition costs                              (85,617)        (87,861)        (74,783)
   Other, net                                                     (50,233)         28,179         (41,944)
                                                             ------------    ------------    ------------
     Net cash provided by operating activities                  1,348,570       1,343,591       1,158,208
                                                             ------------    ------------    ------------
INVESTING ACTIVITIES

Investment purchases                                          (14,883,271)     (9,671,304)     (7,827,877)
Investment calls, maturities, and sales                        13,897,479       8,025,420       6,456,637
Net (increase) decrease in short-term investments                 (13,722)        120,745        (160,022)
                                                             ------------    ------------    ------------
     Net cash used for investing activities                      (999,514)     (1,525,139)     (1,531,262)
                                                             ------------    ------------    ------------
FINANCING ACTIVITIES

Policyholder account deposits                                   2,896,090       2,553,928       2,227,803
Policyholder account withdrawals                               (1,276,008)       (996,324)     (1,004,953)
Transfers to Separate Accounts                                 (1,936,727)     (1,273,778)       (723,994)
Capital contribution from stockholder                              75,155           1,607               6
Net decrease in short-term debt                                      --              --           (59,000)
Dividends paid                                                   (111,000)        (95,000)        (53,000)
                                                             ------------    ------------    ------------
     Net cash used for or provided by financing activities       (352,490)        190,433         386,862
                                                             ------------    ------------    ------------
NET CHANGE IN CASH

Net increase (decrease) in cash                                    (3,434)          8,885          13,808
Cash at beginning of year                                          27,794          18,909           5,101
                                                             ------------    ------------    ------------
     Cash at end of year                                     $     24,360    $     27,794    $     18,909
                                                             ------------    ------------    ------------


            See notes to consolidated financial statements.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 1996
All dollar amounts in thousands, except per share data
--------------------------------------------------------------------------------

                                       1
================================================================================
                        SIGNIFICANT ACCOUNTING POLICIES
================================================================================

1.1  INTRODUCTION

     The Variable Annuity Life Insurance Company (VALIC), an indirect, wholly owned subsidiary of American General Corporation (AGC), provides tax-deferred retirement annuities and employer-sponsored retirement plans to employees of educational, health care, public sector, and not-for-profit organizations. VALIC markets products nationwide through exclusive sales representatives.

     VALIC is 100% owned by American General Life Insurance Company (AGL), a wholly owned subsidiary of AGC Life Insurance Company (AGC Life). AGC Life is a wholly owned subsidiary of AGC. A summary of the accounting policies followed in the preparation of the consolidated financial statements is set forth below.

1.2  PREPARATION OF FINANCIAL STATEMENTS

     The consolidated financial statements have been prepared in accordance with generally accepted accounting principles (GAAP) and include the accounts of VALIC and its wholly owned subsidiaries. All material intercompany transactions have been eliminated in consolidation. Certain items in the prior years' financial statements have been reclassified to conform with the 1996 presentation.

     The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and disclosures of contingent assets and liabilities. Ultimate results could differ from these estimates.

1.3  INVESTMENTS

     FIXED MATURITY AND EQUITY SECURITIES. All fixed maturity and equity securities are classified as available-for-sale and recorded at fair value. After adjusting related balance sheet accounts as if the unrealized gains (losses) had been realized, the net adjustment is recorded in net unrealized gains (losses) on securities within stockholder's equity. If the fair value of a security classified as available-for-sale declines below its cost and this decline is considered to be other than temporary, the security is reduced to its fair value, and the reduction is recorded as a realized loss.

     MORTGAGE LOANS. Mortgage loans are reported at amortized cost, net of an allowance for losses. The allowance for losses covers all non-performing loans and loans for which management has a concern based on its assessment of risk factors, such as potential non-payment or non-monetary default. The allowance is based on a loan-specific review and a formula that reflects past results and current trends.

     Impaired loans, those for which VALIC determines that it is probable that all amounts due under the contractual terms will not be collected, are reported at the lower of amortized cost or fair value of the underlying collateral, less estimated costs to sell.

     POLICY LOANS. Policy loans are reported at unpaid principal balance.

     INVESTMENT INCOME. Interest on fixed maturity securities and performing mortgage loans is recorded as income when earned and is adjusted for any amortization of premium or discount. Interest on delinquent mortgage loans is recorded as income when received. Dividends are recorded as income on ex-dividend dates.

     REALIZED INVESTMENT GAINS (LOSSES). Realized investment gains (losses) are recognized using the specific identification method.

1.4  DERIVATIVES RELATED TO INVESTMENTS

     VALIC's use of derivative financial instruments is generally limited to interest rate and currency swap agreements. The difference between amounts paid and received on swap agreements is recorded on an accrual basis as an adjustment to investment income over the periods covered by the agreements. The related amount payable to or receivable from counterparties is included in other liabilities or assets.

     The fair values of swap agreements are recognized in the consolidated balance sheet if they hedge investments carried at fair value or if they hedge anticipated purchases of such investments. In this event, changes in the fair value of a swap agreement are reported in net unrealized gains (losses) on securities included in stockholder's equity, consistent with the treatment of the related investment security.

     For swap agreements hedging anticipated investment purchases, the net swap settlement amount or unrealized gain or loss is deferred and included in the measurement of the anticipated transaction when it occurs.

     Swap agreements generally have terms of two to ten years. Any gain or loss from early termination of a swap agreement is deferred and amortized into income over the remaining term of the related investment. If the underlying investment is extinguished or sold, any related gain or loss on swap agreements is recognized in income.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- CONTINUED

December 31, 1996
--------------------------------------------------------------------------------

1.5  DEFERRED POLICY ACQUISITION COSTS
      (DPAC)

     Certain costs of writing an insurance policy, including commissions, underwriting, and marketing expenses, are deferred and reported as DPAC. DPAC is charged to expense in relation to the estimated gross profits of the insurance contracts, including realized gains (losses).

     DPAC is adjusted for the impact on estimated future gross profits as if net unrealized gains (losses) on securities had been realized at the balance sheet date. The impact of this adjustment is included in net unrealized gains (losses) on securities within stockholder's equity.

     VALIC reviews the carrying value of DPAC on at least an annual basis. Management considers estimated future gross profit margins as well as expected mortality, interest earned and credited rates, persistency, and expenses in determining whether the carrying amount is recoverable.

1.6  SEPARATE ACCOUNTS

     Separate Accounts are assets and liabilities associated with certain contracts, principally annuities for which the investment risk lies solely with the holder of the contract rather than the company. Consequently, the insurer's liability for these accounts equals the value of the account assets. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to Separate Accounts are excluded from the consolidated statements of income and cash flows. Assets held in the Separate Accounts are primarily shares in mutual funds, which are carried at fair value, based on the quoted net asset value per share.

1.7  POLICY RESERVES

     Net deposits made by fixed annuity policyholders are accumulated at interest rates guaranteed by VALIC plus excess interest paid at the sole discretion of the Board of Directors until benefits are payable. Reserves for deferred annuities (accumulation phase) are equivalent to the policyholders' account values. Reserves for annuities on which benefits are currently payable (annuity payout phase) are provided based upon estimated mortality and other assumptions, including provisions for the risk of adverse deviation from assumptions, which were appropriate at the time the contracts were issued. The 1971 Individual or Group Annuity Mortality Tables, and the 1983a Table have been used to provide for future annuity benefits in the annuity payout phase. Interest rates used in determining reserves for policy benefits during both the accumulation and annuity payout phases range from 3.5% to 13.5%.

1.8  RECOGNITION OF REVENUES AND COSTS

     Premium receipts for annuity contracts are classified as deposits instead of revenues. Revenues for these contracts consist of the mortality, expense, and surrender charges. Gains (losses) from mortality guarantees under variable annuity contracts are recognized as they occur.

1.9  INCOME TAXES

     Deferred tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

     A valuation allowance for deferred tax assets is provided if all or some portion of the deferred tax asset may not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in income. A change related to fluctuations in fair value of available-for-sale fixed maturity securities is included in net unrealized gains (losses) in stockholder's equity.

1.10 STATUTORY ACCOUNTING

     State insurance laws and regulations prescribe accounting practices for calculating statutory net income and equity (capital and surplus) that differ from GAAP. Net income and stockholder's equity as determined by statutory accounting practices at December 31 were as follows:


                                         1996         1995         1994
                                      ----------   ----------   ----------
Net Income                            $  213,686   $  157,622   $  171,486
                                      ----------   ----------   ----------
Stockholder's equity                  $1,077,366   $  926,654   $  869,026
                                      ----------   ----------   ----------

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- CONTINUED

December 31, 1996
--------------------------------------------------------------------------------

                                       2
===============================================================================
                                  INVESTMENTS
===============================================================================

2.1  INVESTMENT INCOME

     Income by type of investment was as follows:


                                       1996         1995         1994
                                     ----------   ----------   ----------
Non-affiliated fixed
 maturity securities                 $1,471,879   $1,414,644   $1,300,028
Affiliated fixed
 maturity securities                      2,851        3,181        3,342
Equity securities                           782        4,281        2,529
Mortgage loans on
 real estate                            140,492      149,974      163,263
Other                                    51,040       36,473       36,226
                                     ----------   ----------   ----------
 Gross investment income              1,667,044    1,608,553    1,505,388
 Investment expenses                     12,548       10,872       11,446
                                     ----------   ----------   ----------
  Net investment income              $1,654,496   $1,597,681   $1,493,942
                                     ----------   ----------   ----------

     The carrying value of investments that produced no investment income during 1996 totaled $6,455 or 0.03% of total invested assets. The ultimate disposition of these assets is not expected to have a material effect on VALIC's consolidated results of operations or financial position.

     Derivative financial instruments related to investment securities did not have a material effect on net investment income in any of the three years ended December 31, 1996.

2.2  REALIZED INVESTMENT GAINS (LOSSES)

     Realized investment gains (losses) were as follows:

                                      1996        1995        1994
                                    --------    --------    --------
Fixed maturity securities           $  1,417    $    832    $(83,950)
Equity securities                     15,795       7,706       2,143
Mortgage loans on real estate          4,635     (24,465)    (11,640)
Real estate                              389       3,767       1,608
Other                                   (685)      5,011      19,889
                                    --------    --------    --------
 Realized gains (losses)
  before taxes                        21,551      (7,149)    (71,950)
Income tax expense (benefit)           7,543      (1,414)    (25,183)
                                    --------    --------    --------
 Net realized investment
  gains (losses)                    $ 14,008    $ (5,735)   $(46,767)
                                    --------    --------    --------

     Proceeds from sales of fixed maturity securities were $3,052,550, $1,432,183, and $1,128,925 during 1996, 1995, and 1994, respectively. Gross gains of $28,173, $15,722, and $7,610 and gross losses of $36,802, $30,518, and
$89,917, were realized on those sales during 1996, 1995, and 1994, respectively.

     During fourth quarter 1994, AGC initiated a program to realize capital losses for tax purposes to offset prior period capital gains. During 1995, AGC received a tax refund of $45,944 generated by $126,285 in net capital losses realized in fourth quarter 1994 primarily through the sale of fixed maturity securities. In conjunction with this program, VALIC realized net capital losses for tax purposes of $110,019 in fourth quarter 1994, primarily through the sale of $1,186,197 of fixed maturity securities. Due to declining interest rates during 1995, which resulted in increasing values of VALIC's fixed maturity securities, no additional capital losses were realized under this program.

2.3  FIXED MATURITY AND EQUITY SECURITIES

     VALUATION. Amortized cost and fair value of fixed maturity and equity securities at December 31 were as follows:

                                            Amortized Cost           Gross Unrealized Gains
                                       -------------------------   -------------------------
                                           1996          1995          1996          1995
                                       -----------   -----------   -----------   -----------
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies             $   219,426   $   173,879   $    20,025   $    33,063
Obligations of states and
 political subdivisions                     32,308        32,349           840         1,467
Debt securities issued by
 foreign governments                       241,908       238,592        10,958        19,639
Corporate securities                    13,211,735    11,338,933       457,461       792,302
Mortgage-backed securities               5,932,878     6,771,473       150,021       333,436
Affiliated fixed maturity securities        29,236        32,275          --            --
Redeemable preferred stock                    --           2,601          --            --
                                       -----------   -----------   -----------   -----------
 Total fixed maturity securities       $19,667,491   $18,590,102   $   639,305   $ 1,179,907
                                       -----------   -----------   -----------   -----------
Equity securities                      $     8,624   $    56,825   $        61   $    14,966
                                       ===========   ===========   ===========   ===========
                                        Gross Unrealized Losses             Fair Value
                                       -------------------------   -------------------------
                                           1996           1995           1996          1995
                                       -----------    -----------    -----------   -----------
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies             $      (465)   $       (25)   $   238,986   $   206,917
Obligations of states and
 political subdivisions                       (197)           (15)        32,951        33,801
Debt securities issued by
 foreign governments                          (122)          --          252,744       258,231
Corporate securities                       (76,389)       (20,225)    13,592,807    12,111,010
Mortgage-backed securities                 (40,150)        (3,924)     6,042,749     7,100,985
Affiliated fixed maturity securities          --             --           29,236        32,275
Redeemable preferred stock                    --              (94)          --           2,507
                                       -----------    -----------    -----------   -----------
 Total fixed maturity securities       $  (117,323)   $   (24,283)   $20,189,473   $19,745,726
                                       -----------    -----------    -----------   -----------
Equity securities                      $       (96)   $       (21)   $     8,589   $    71,770
                                       ===========    ===========    ===========   ===========

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- CONTINUED

December 31, 1996
--------------------------------------------------------------------------------

2.3  FIXED MATURITY AND EQUITY SECURITIES-
       (CONTINUED)

     MATURITIES. The contractual maturities of fixed maturity securities at December 31, 1996 were as follows:


                                                 Amortized       Fair
                                                   Cost          Value
                                                -----------   -----------
Fixed maturity securities, excluding
 mortgage-backed securities, due
   In one year or less                          $   125,977   $   127,799
   In years two through five                      2,601,072     2,705,686
   In years six through ten                       7,872,259     8,097,598
   After ten years                                3,135,304     3,215,641
Mortgage-backed securities                        5,932,879     6,042,749
                                                -----------   -----------
      Total fixed maturity securities           $19,667,491   $20,189,473
                                                -----------   -----------


     Actual maturities may differ from contractual maturities since borrowers may have the right to call or prepay obligations. Corporate requirements and investment strategies may result in the sale of investments before maturity.

2.4  NET UNREALIZED GAINS (LOSSES) ON
      SECURITIES

     Net unrealized gains (losses) on fixed maturity and equity securities included in stockholder's equity at December 31 were as follows:


                                         1996           1995
                                      -----------    -----------
Gross unrealized gains                $   639,366    $ 1,194,873
Gross unrealized losses                  (117,419)       (24,304)
DPAC adjustments                         (261,363)      (551,624)
Deferred federal income taxes             (93,732)      (222,325)
                                      -----------    -----------
 Net unrealized gains
  on securities                       $   166,852    $   396,620
                                      -----------    -----------

2.5  MORTGAGE LOANS ON REAL ESTATE -
      (CONTINUED)

     DIVERSIFICATION. Diversification of the geographic location and type of property collateralizing mortgage loans reduces the concentration of credit risk. For new loans, VALIC requires loan-to-value ratios of 75% or less, based on management's credit assessment of the borrower.

2.5  MORTGAGE LOANS ON REAL ESTATE -
      (CONTINUED)

     At December 31 the mortgage loan portfolio was distributed as follows:


                                   1996           1995
                                -----------    -----------
Geographic distribution:
  Atlantic                      $   656,073    $   677,739
  Pacific and Mountain              406,948        455,009
  Central                           331,411        365,282
  Allowance for losses              (44,577)       (54,213)
                                -----------    -----------
    Total mortgage loans        $ 1,349,855    $ 1,443,817
                                -----------    -----------
Property type:
  Office                        $   456,818    $   478,493
  Retail                            451,668        461,272
  Industrial                        221,532        223,374
  Apartments                        190,583        242,469
  Residential and other              73,831         92,422
  Allowance for losses              (44,577)       (54,213)
                                -----------    -----------
    Total mortgage loans        $ 1,349,855    $ 1,443,817
                                -----------    -----------

     ALLOWANCE. The allowance for mortgage loan losses was as follows:

                                  1996         1995         1994
                                ---------    ---------    ---------
Balance at January 1            $  54,213    $  55,665    $  48,612
Net additions (a)                  (3,845)      12,619        9,926
Deductions (b)                     (5,791)     (14,071)      (2,873)
                                ---------    ---------    ---------
 Balance at December 31         $  44,577    $  54,213    $  55,665
                                ---------    ---------    ---------

(a) Charged to realized investment losses.
(b) Resulting from foreclosures.

     IMPAIRED LOANS. Impaired mortgage loans on real estate and related interest income were as follows:


                                 1996      1995
                               --------- ---------
Impaired loans:
With allowance*                $  46,346 $  63,167
Without allowance                    236     2,577
                               --------- ---------
  Total impaired loans         $  46,582 $  65,744
                               --------- ---------
Average investment             $  56,163 $  83,049
Interest income earned             4,816     7,012
Interest income - cash basis       4,617     6,539
                               --------- ---------

* Represents gross amounts before allowance for mortgage loan losses of $6,848 and $17,701, respectively.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- CONTINUED

December 31, 1996
--------------------------------------------------------------------------------

                                       3
================================================================================
                  DEFERRED POLICY ACQUISITION COSTS (DPAC)
================================================================================

     DPAC at December 31, and the components of the change for the years then ended, were as follows:


                                         1996         1995         1994
                                      ---------    ---------    ---------
Balance at January 1                  $ 182,546    $ 910,479    $ 113,116
Deferrals:
 Commissions                             62,760       52,959       44,899
 Other acquisition costs                 54,058       51,743       43,147
Amortization:
 Accretion of interest                   59,810       54,086       47,170
 Operating earnings                     (91,011)     (70,927)     (60,433)
Offset to realized
 (gains) losses                            (676)       4,991       19,812
Effect of net unrealized
 (gains) losses on securities           290,261     (820,785)     702,768
                                      ---------    ---------    ---------
Balance at December 31                $ 557,748    $ 182,546    $ 910,479
                                      ---------    ---------    ---------


                                       4
================================================================================
                                  INCOME TAXES
================================================================================

4.1  TAX-SHARING AGREEMENT

     VALIC, combined with its Separate Accounts, is taxed as a life insurance company. VALIC and the Separate Accounts are included in the consolidated life insurance company tax return of AGC. VALIC participates in a tax-sharing agreement with the other companies included in the consolidated return. Under this agreement, tax payments are made to AGC as if the companies filed separate tax returns and companies incurring operating losses and/or capital losses are reimbursed for the use of these losses by the consolidated return group.

4.2  TAX LIABILITIES

     Components of income tax liabilities and assets at December 31 were as follows:


                                             1996         1995
                                           ---------    ---------
Current tax liabilities (assets)           $  (4,551)   $  10,740
Deferred tax liabilities, applicable to:
 Basis differential of investments           201,122      428,863
 DPAC                                        192,815       61,915
 Other                                         8,025        2,480
                                           ---------    ---------
   Total deferred tax liabilities            401,962      493,258
                                           ---------    ---------
Deferred tax assets, applicable to:
 Policy reserves                            (118,595)    (100,014)
 Basis differential of investments            (6,219)      (7,527)
 Other                                        (7,437)      (9,381)
                                           ---------    ---------
   Total deferred tax assets                (132,251)    (116,922)
                                           ---------    ---------
     Net deferred tax liabilities            269,711      376,336
                                           ---------    ---------
       Total income tax liabilities        $ 265,160    $ 387,076
                                           ---------    ---------

4.3  TAX EXPENSE

     Components of income tax expense were as follows:

                                   1996         1995         1994
                                 ---------    ---------    ---------
Current:
  Federal                        $  99,560    $  99,273    $  52,973
  State                              2,842        3,224        2,368
                                 ---------    ---------    ---------
    Total current income
       tax expense                 102,402      102,497       55,341
                                 ---------    ---------    ---------
Deferred, applicable to:
  DPAC                              29,308       32,174       32,800
  Policy reserves                  (18,581)     (28,780)     (31,085)
  Basis differential of
    investments                      2,754         (786)       7,189
  Other, net                         8,487       (5,385)       5,938
                                 ---------    ---------    ---------
  Total deferred income
    tax expense (benefit)           21,968       (2,777)      14,842
                                 ---------    ---------    ---------
    Income tax expense           $ 124,370    $  99,720    $  70,183
                                 ---------    ---------    ---------

     A reconciliation between the federal income tax rate and the effective tax rate follows:

                                   1996          1995          1994
                                 ---------     ---------     ---------
Federal income tax rate                 35%           35%           35%
Income tax expense at
 applicable rate                 $ 127,679     $ 104,652     $  74,050
Dividends received
 deduction                          (4,935)       (3,883)       (3,392)
Tax-exempt interest (ESOP)          (3,865)       (4,426)       (4,670)
State income taxes                   3,311         2,918         7,051
Other items                          2,180           459        (2,856)
                                 ---------     ---------     ---------
 Income tax expense              $ 124,370     $  99,720     $  70,183
                                 ---------     ---------     ---------

     Federal income taxes paid in 1996, 1995, and 1994 were $114,478, $52,790, and $122,608, respectively. State income taxes paid in 1996, 1995 and 1994 were $3,060, $2,653, and $3,390 respectively.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- CONTINUED

December 31, 1996
--------------------------------------------------------------------------------

                                       5
================================================================================
                                 CAPITAL STOCK
================================================================================

     VALIC has two classes of capital stock: preferred stock ($1.00 par value with 2 million shares authorized) that may be issued with such dividend, liquidation, redemption, conversion, voting, and other rights as the board of directors may determine, and common stock ($1.00 par value, 5 million shares authorized).

     VALIC is restricted by state insurance laws as to the amount it may pay as dividends without prior approval from the Texas Department of Insurance. The maximum dividend payout which may be made without prior approval in 1997 is $205,992.

                                       6
================================================================================
                        DERIVATIVE FINANCIAL INSTRUMENTS
================================================================================

     Derivative financial instruments related to investment securities at December 31, 1996 were as follows:


      Interest rate swap agreements to pay fixed rate
       Notional amount                                        $27,000
       Average receive rate                                      6.88%
       Average pay rate                                          5.61
      Currency swap agreements (receive U.S.$/pay Canadian$)
       Notional amount (in U.S.$)                             $89,535
       Average exchange rate                                     1.56


                                       7
================================================================================
                      FAIR VALUE OF FINANCIAL INSTRUMENTS
================================================================================

     Carrying amounts and fair values for certain of VALIC's financial instruments at December 31 are presented below. Care should be exercised in drawing conclusions based on fair value, since (1) the fair values presented do not include the value associated with all VALIC's assets and liabilities, and
(2) the reporting of investments at fair value without a corresponding revaluation of related policyholder liabilities can be misinterpreted.


                                                  1996                                 1995
                                       ------------------------------       -----------------------------
                                         FAIR              CARRYING            FAIR            CARRYING
                                         VALUE              AMOUNT             VALUE             AMOUNT
                                       -----------        -----------       -----------       -----------
Assets
 Fixed maturity and equity securities  $20,198,062*       $20,198,062*      $19,817,496*      $19,817,496*
 Mortgage loans on real estate           1,352,994          1,349,855         1,473,598         1,443,817
 Policy loans                              637,870            639,200           567,199           557,637
Liabilities
 Insurance investment contracts         19,753,088         21,067,429        19,883,419        20,146,697
                                       -----------        -----------       -----------       -----------

* Includes derivative financial instruments with negative fair value of $7,872 in 1996 and negative fair value of $1,121 in 1995.

     The following methods and assumptions were used to estimate the fair values of financial instruments.

     FIXED MATURITY AND EQUITY SECURITIES. Fair values of fixed maturity and equity securities were based on quoted market prices, where available. For investments not actively traded, fair values were estimated using values obtained from independent pricing services or, in the case of some private placements, by discounting expected future cash flows using a current market rate applicable to yield, credit quality, and average life of the investments.

     MORTGAGE LOANS ON REAL ESTATE. Fair value of mortgage loans was estimated primarily using discounted cash flows, based on contractual maturities and risk-adjusted discount rates.

     POLICY LOANS. Fair value of policy loans was estimated using discounted cash flows and actuarially-determined assumptions, incorporating market rates.

     INSURANCE INVESTMENT CONTRACTS. Fair value of insurance investment contracts was estimated using cash flows discounted at market interest rates.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- CONTINUED

December 31, 1996
--------------------------------------------------------------------------------

                                       8
================================================================================
                     TRANSACTIONS WITH AFFILIATED COMPANIES
================================================================================

     In the ordinary course of business, VALIC is occasionally involved in transactions with affiliated companies. Transactions involving the purchase or disposal of securities are consummated at the market value of the security on the date of the transaction. Transactions with affiliated companies during each of the three years in the period ended December 31, 1996 were as follows:

     Operating expenses include $17,533 in 1996, $21,173 in 1995, and $23,138 in 1994 for amounts paid to AGC or its subsidiaries primarily for rent, data processing services, use of facilities, and investment expenses. Interest paid on borrowings from AGC totaled $455 in 1996, $1,662 in 1995, and $525 in 1994.

     On November 4, 1982, VALIC invested $11,853 in 13 1/2% Restricted Subordinated Notes due November 4, 2002 issued by AGC. The principal amount of the note is due November 4, 2002. Principal payments of $592 were received on November 4, 1996, 1995, and 1994. VALIC recognized $1,372 in interest income during 1996, $1,452 for 1995, and $1,532 for 1994.

     On December 31, 1984, VALIC entered into a $48,929 note purchase agreement with AGC. Under the agreement AGC issued an adjustable rate promissory note in exchange for VALIC's holdings of AGC preferred stock, common stock, and warrants. The principal amount of the note is due in 20 equal installment payments commencing December 29, 1985 and concluding December 29, 2004. Principal payments of $2,446 were received on December 29, 1996, December 29, 1995, and December 31, 1994. VALIC recognized $1,479, $1,729, and $1,810 of interest income on the note during 1996, 1995, and 1994, respectively.

     On February 14, 1994, VALIC acquired from AGL bonds of various issuers at a cost of $11,268.

     On February 15, 1994, VALIC acquired from AGL bonds of various issuers at a cost of $9,900.

     On September 30, 1995, VALIC received a capital contribution from AGL of electronic data processing equipment with a book value of $1,575 and a related tax liability of $214.

     VALIC paid common stock dividends of $111,000, $31.05 per share; $95,000, $26.57 per share, and $53,000, $14.83 per share, in 1996, 1995, and 1994, respectively.

     On May 15, 1996, VALIC sold SC Financial Corp Mortgage Notes with a book value of $13,000 to American General Life Insurance Company of NY. Proceeds from the sale totaled $13,033 with a profit of $33 recognized on the transaction.

     On December 30, 1996, VALIC received a capital contribution of $75,000 from AGL.

                                       9
================================================================================
                         COMMITMENTS AND CONTINGENCIES
================================================================================

     VALIC is a defendant in various lawsuits arising in the normal course of business. VALIC believes it has valid defenses in these lawsuits and is defending the cases vigorously. VALIC also believes that the total amounts that would ultimately have to be paid arising from these lawsuits would have no material effect on its consolidated financial position.

     All 50 states have laws requiring solvent life insurance companies to pay assessments to state guaranty associations to protect the interests of policyholders of insolvent life insurance companies. State guaranty fund expense included in operating costs and expenses was $2,678, $18,961, and $6,300, for the years ended December 31, 1996, 1995, and 1994, respectively. The accrued liability for anticipated assessments was $13,661, $20,249, and $10,214, at December 31, 1996, 1995, and 1994, respectively. The 1996 liability was estimated by VALIC using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. Although the amount accrued represents VALIC's best estimate of its liability, this estimate may change in the future. Additionally, changes in state laws could decrease the amount recoverable against future premium taxes.

                                       10
================================================================================
                             EMPLOYEE BENEFIT PLANS
================================================================================

10.1 PENSION PLANS

     VALIC participates in several employee benefit plans which together cover substantially all of its employees. One of these plans is a defined benefit plan. Pension benefits under this plan are based on the participant's average monthly compensation and length of credited service. VALIC's funding policy for this plan is to contribute annually no more than the maximum amount that can be deducted for federal income tax purposes.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- CONTINUED

December 31, 1996
--------------------------------------------------------------------------------

10.1 PENSION PLANS - (CONTINUED)

     The components of pension expense and underlying assumptions for the defined benefit plan were as follows:

                                        1996        1995        1994
                                       -------     -------     -------
Service cost (benefits earned)
 during period                         $   917     $   601     $   759
Interest cost on projected
 benefit obligation                        843         635         551
Actual (return) loss on
 plan assets                            (2,785)     (1,249)        414
Amortization of unrecognized
 net asset existing at date of
 initial application                       (23)        (72)        (58)
Amortization of unrecognized
 prior service cost                         44          44          35
Deferral of net asset gain (loss)        2,210         749        (920)
                                       -------     -------     -------
 Total pension expense                 $ 1,206     $   708     $   781
                                       -------     -------     -------
Weighted-average discount rate
 on benefit obligation                    7.50%       7.25%       8.50%
Rate of increase in
 compensation levels                      4.00%       4.00%       4.00%
Expected long-term rate of
 return on plan assets                   10.00%      10.00%      10.00%
                                       -------     -------     -------

     The following table sets forth the funded status and amounts recognized in the Consolidated Balance Sheet at December 31, 1996 and 1995 for VALIC's defined benefit pension plan:


                                                   1996        1995
                                                 --------    --------
Actuarial present value of benefit obligation:
 Vested                                          $  8,265    $  6,983
 Nonvested                                          1,251       1,127
                                                 --------    --------
Accumulated benefit obligation                      9,516       8,110
Effect of increase in compensation levels           2,474       2,219
                                                 --------    --------
Projected benefit obligation                       11,990      10,329
Plan assets at fair value                           9,120       6,406
                                                 --------    --------
Plan assets in excess of projected
 benefit obligation                                (2,870)     (3,923)
Unrecognized net loss                               1,266       2,037
Unrecognized prior service cost                        62         105
Unrecognized net obligation at
 January 1, net of amortization                      --           (23)
                                                 --------    --------
  Net pension liability                          $ (1,542)   $ (1,804)
                                                 --------    --------

     Equity and fixed maturity securities were 60% and 35%, respectively, of the plan's assets at the plan's most recent balance sheet dates. The remaining plan assets consisted primarily of cash equivalents and investment-related receivables.

10.2 POSTRETIREMENT BENEFITS OTHER THAN PENSIONS

     VALIC, through American General Corporation, has life, medical, supplemental major medical, and dental plans for certain retired employees and agents. Most plans are contributory, with retiree contributions adjusted annually to limit employer contributions to predetermined amounts. VALIC has reserved the right to change or eliminate these benefits at any time.

     The life plans are fully insured; the retiree and medical and dental plans are unfunded and self-insured. Postretirement benefit expense in 1996, 1995, and 1994 was $282, $228, and $281, respectively.

     The plans' combined funded status and the accrued postretirement benefit cost included in other liabilities at December 31 were as follows:


                                                      1996          1995
                                                    ---------     ---------
Actuarial present value of benefit obligations
 Retirees                                           $      21     $     115
 Fully eligible active plan participants                  103            26
 Other active plan participants                         1,479         1,509
                                                    ---------     ---------
Accumulated postretirement
 benefit obligations                                    1,603         1,650
Unrecognized net loss                                     (66)         (393)
Net funding                                               (17)         --
                                                    ---------     ---------
  Accrued benefit cost                              $   1,520     $   1,257
                                                    ---------     ---------
Discount rate on postretirement
 benefit obligations                                     7.50%         7.25%
                                                    ---------     ---------

================================================================================
CHAIRMAN'S LETTER                                            SEPARATE ACCOUNT A
--------------------------------------------------------------------------------


TO OUR PARTICIPANTS:

We are pleased to present the December 31, 1996 Annual Report to Contract Owners for Separate Account A of the Variable Annuity Life Insurance Company. A summary of the change in unit value for each fund and each product series (Portfolio Director 1, Portfolio Director 2, Independence Plus, Group Unit Purchase and Impact) appears on page two.

Economic conditions in 1996 continued the recent pattern of modest growth and low inflation. Gross Domestic Product has been increasing at a 2.5% annual rate, slightly above the level in 1995 and in line with expectations for 1997. Inflation, as measured by the Consumer Price Index, has been reported at 3.3% and is expected to remain at that level through 1997.

The equity markets provided a second year of exceptional returns. The S&P 500(R) recorded a total return of 22.97%. Smaller capitalization stocks returns were lower but still very satisfactory. The Standard & Poor's MidCap 400 Index returned 19.24% and the Russell 2000(R) Index produced 16.49%.

The bond market followed an elliptical pattern declining in the first seven months and rising in the last four months. Yields on the long-term Treasury bond rose from 6.0% at the beginning of the year to 7.2% in July and declined to 6.6% at year end. Bond market returns were less than 3.5%, with coupon returns offsetting a decline in market value.

VALIC's domestic indexed funds provided returns ranging from 15.57% to 21.53%. Managed domestic equity funds' returns varied widely from 3.53% to 22.75%. A large part of the variance was caused by the spread in returns as large capitalization stocks, on balance, outperformed smaller capitalization issues.

In the Morningstar rankings, twelve of VALIC's equity funds were in the top half of their categories. Of those, eight were in the top quartile.

If you have any questions about your contract or this report, we would be happy to hear from you.



                                    Respectfully,




                                    /s/ STEPHEN D. BICKEL
                                    Stephen D. Bickel, Chairman and CEO
                                    The Variable Annuity Life Insurance Company



January 24, 1997










This report is not authorized for distribution as advertising or sales literature. This report is published exclusively for the information of the variable annuity contract owners of the Company in accordance with section 30
(d) of the Investment Company Act of 1940.

"S&P 500(R)" and "Standard & Poor's MidCap 400 Index" are trademarks of Standard & Poor's Corporation (S&P). The Stock Index Fund and MidCap Index Fund are not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the funds. The Russell 2000(R) Index is a trademark / service mark of the Frank Russell Company. Russell(TM) is a trademark of the Frank Russell Company.

================================================================================
CHAIRMAN'S LETTER - CONTINUED                                SEPARATE ACCOUNT A
--------------------------------------------------------------------------------

  Morningstar, Inc.(1)                                                                                                 One Year
------------------------                                                                                            Total Returns
    Ranking                                                      Portfolio Portfolio Indepen-           Group      For Year Ending
----------------                                                  Director Director   dence              Unit        December 31,
         Percen- Average                                               2       1      Plus    Impact   Purchase  -------------------
Position  tile   Return                                           Division Division Division Division  Division     1996      1995
------------------------------------------------------------------------------------------------------------------------------------
 56/356    84    18.52    AGSPC Stock Index Fund .................... 10C     10C      10C       10D    10A, 10B   21.53%    35.95%
 279/587   52    16.79    AGSPC MidCap Index Fund ...................  -       4        4         4         -      17.61     29.24
 128/249   49    14.57    AGSPC Small Cap Index Fund ................  -      14       14         -         -      15.57     26.39
 347/369    6    13.83    AGSPC International Equities Fund .........  -      11       11         -         -       5.75      9.67

 262/587   55    16.79    AGSPC Growth Fund ......................... 15      15        -         -         -      18.18     46.40
 46/356    87    18.52    AGSPC Growth & Income Fund ................  -      16        -         -         -      22.10     30.55
 69/127    46    18.52    AGSPC Science & Technology Fund ........... 17      17        -         -         -      12.68     60.07
 26/356    93    18.52    AGSPC Social Awareness Fund ............... 12      12       12         -         -      22.75     37.57

 331/416   20    12.33    AGSPC Timed Opportunity Fund ..............  -       5        5         5         -       9.99     23.55
 139/249   44    14.57    Dreyfus Small Cap Portfolio ...............  -      18        -         -         -      15.14     27.78
 360/587   39    16.79    Founders Growth Fund ...................... 30       -        -         -         -      15.35     44.15
 262/356   26    18.52    Neuberger&Berman Guardian Trust ........... 29       -        -         -         -      16.54     30.70

 116/369   69    13.83    Putnam Global Growth Fund ................. 28       -        -         -         -      15.37     13.68
 168/249   33    14.57    Putnam New Opportunities Fund ............. 26       -        -         -         -       9.70     44.87
 207/249   17    14.57    Putnam OTC & Emerging Growth Fund ......... 27       -        -         -         -       3.53     54.45
 132/356   63    18.52    Scudder Growth and Income Fund ............ 21       -        -         -         -      20.63     29.58

 31/416    93    12.33    Templeton Asset Allocation Fund ...........  -      19        -         -         -      17.40     21.02
 92/369    75    13.83    Templeton Foreign Fund .................... 32       -        -         -         -      16.74     10.07
 39/369    89    13.83    Templeton International Fund ..............  -      20        -         -         -      22.50     14.34
 155/249   38    14.57    Twentieth Century Ultra Fund .............. 31       -        -         -         -      12.43     36.23

 74/416    82    12.33    Vanguard/Wellington Fund .................. 25       -        -         -         -      14.69     31.30
 35/356    90    18.52    Vanguard/Windsor II ....................... 24       -        -         -         -      22.56     37.14

 255/295   14     2.86    AGSPC Capital Conservation Fund ...........  -       7        7         1         -       0.75     19.58
 103/143   28     1.50    AGSPC Government Securities Fund ..........  -       8        8         -         -       0.90     16.31
  54/77    30     7.55    AGSPC Intl Government Bond Fund ........... 13      13       13         -         -       3.36     17.63
 77/262    71     3.79    AGSPC Money Market Fund ...................  6       6        6         2         -       3.97      4.51

 280/295    5     2.86    Vanguard Fixed Income Securities Fund -
                             Long-Term Corporate Portfolio .......... 22       -        -         -         -      (0.72)    24.86
 138/143    3     1.50    Vanguard Fixed Income Securities Fund -
                             Long-Term U. S. Treasury Portfolio ..... 23       -        -         -         -      (3.08)    28.51


 (1) SOURCE: Morningstar Variable Annuity/Life Performance Report, January 1997

 The Portfolio Director 1 and 2 rankings shown in this publication indicate the total return rankings of Separate Account A's divisions compared to Morningstar categories for the twelve month period ending 12/31/96. The total returns and rankings displayed show value after all management, administration fees and fund expenses and do not include potential sales charges or maintenance fees, if applicable. For total return information over a longer period, see the Portfolio Director 1 and 2 prospectuses. The performance shown represents past performance. The principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance does not guarantee future returns.

================================================================================
FINANCIAL STATEMENTS                                         SEPARATE ACCOUNT A
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
December 31, 1996

ASSETS:                                                                                            ALL DIVISIONS
                                                                                                  --------------
Total investment in shares of mutual funds, at market (cost $5,613,414,313) ...................   $6,848,720,710
Balance due from VALIC general account ........................................................        7,839,650
                                                                                                  --------------
NET ASSETS ....................................................................................   $6,856,560,360
                                                                                                  --------------

CONTRACT OWNER RESERVES:
Reserves for redeemable annuity contracts
         (Net of applicable contract loans - partial withdrawals with right of reinvestment) ..   $6,840,617,496
Reserves for annuity contracts on benefit .....................................................       15,942,864
                                                                                                  --------------
TOTAL CONTRACT OWNER RESERVES .................................................................   $6,856,560,360
                                                                                                  ==============



STATEMENT OF OPERATIONS
For the year ended December 31, 1996

INVESTMENT INCOME:                                                                                ALL DIVISIONS
                                                                                                  -------------
Dividends from mutual funds ...................................................................   $  88,556,732
                                                                                                  -------------

EXPENSES:
Mortality and expense risk charge .............................................................      57,564,107
Reimbursement of expenses (Note C) ............................................................        (167,038)
                                                                                                  -------------
         Total expenses .......................................................................      57,397,069
                                                                                                  -------------
NET INVESTMENT INCOME .........................................................................      31,159,663
                                                                                                  -------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments ..............................................................      96,618,063
Capital gains distributions from mutual funds .................................................     175,625,286
Net unrealized appreciation of investments during the year ....................................     539,282,575
                                                                                                  -------------
  Net realized and unrealized gain on investments .............................................     811,525,924
                                                                                                  -------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............................................   $ 842,685,587
                                                                                                  =============


STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31:

                                                                                                         ALL DIVISIONS
                                                                                              ----------------------------------
                                                                                                   1996               1995
                                                                                              ---------------    ---------------
OPERATIONS:
Net investment income .....................................................................   $    31,159,663    $    34,191,940
Net realized gain on investments ..........................................................        96,618,063         54,777,042
Capital gains distributions from mutual funds .............................................       175,625,286        110,007,833
Net unrealized appreciation of investments during the year ................................       539,282,575        640,017,922
                                                                                              ---------------    ---------------
  Increase in net assets resulting from operations ........................................       842,685,587        838,994,737
                                                                                              ---------------    ---------------

PRINCIPAL TRANSACTIONS:
Purchase payments .........................................................................     1,307,543,093        820,355,349
Surrenders of accumulation units by terminations, withdrawals, and maintenance fees .......      (210,060,345)      (114,759,722)
Annuity benefit payments ..................................................................        (1,897,648)        (1,588,610)
Amounts transferred from VALIC general account ............................................       647,659,402        220,818,448
                                                                                              ---------------    ---------------
  Increase in net assets resulting from principal transactions ............................     1,743,244,502        924,825,465
                                                                                              ---------------    ---------------
TOTAL INCREASE IN NET ASSETS ..............................................................     2,585,930,089      1,763,820,202

NET ASSETS:
Beginning of year .........................................................................     4,270,630,271      2,506,810,069
                                                                                              ---------------    ---------------
End of year ...............................................................................   $ 6,856,560,360    $ 4,270,630,271
                                                                                              ===============    ===============

SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
December 31, 1996


                                                                           AGSPC STOCK INDEX FUND
                                                    ------------------------------------------------------------------
                                                     DIVISION 10A      DIVISION 10B     DIVISION 10C     DIVISION 10D
                                                    --------------    --------------   --------------   --------------
ASSETS:
Investment in shares of mutual funds, at market ... $  378,856,928    $   30,721,138   $1,529,744,413   $   42,481,642
Balance due (to) from VALIC general account .......       (207,899)            4,786          601,957          (10,515)
                                                    --------------    --------------   --------------   --------------
NET ASSETS ........................................ $  378,649,029    $   30,725,924   $1,530,346,370   $   42,471,127
                                                    ==============    ==============   ==============   ==============

CONTRACT OWNER RESERVES:
Reserves for redeemable annuity contracts (Net of
  applicable contract loans - partial withdrawals
  with right of reinvestment) ..................... $  367,264,137    $   29,086,370   $1,529,060,822   $   42,319,960
Reserves for annuity contracts on benefit .........     11,384,892         1,639,554        1,285,548          151,167
                                                    --------------    --------------   --------------   --------------
TOTAL CONTRACT OWNER RESERVES ..................... $  378,649,029    $   30,725,924   $1,530,346,370   $   42,471,127
                                                    ==============    ==============   ==============   ==============


STATEMENTS OF NET ASSETS
December 31, 1996

                                                        AGSPC                                     NEUBERGER&
                                                        TIMED         DREYFUS       FOUNDERS        BERMAN
                                                     OPPORTUNITY     SMALL CAP       GROWTH        GUARDIAN
                                                        FUND         PORTFOLIO        FUND          TRUST
                                                     DIVISION 5     DIVISION 18    DIVISION 30    DIVISION 29
                                                    ------------   ------------   ------------   ------------
ASSETS:
Investment in shares of mutual funds, at market ... $173,145,150   $657,404,003   $ 31,872,619   $  9,144,621
Balance due (to) from VALIC general account .......       84,325        982,056        245,857         58,685
                                                    ------------   ------------   ------------   ------------
NET ASSETS ........................................ $173,229,475   $658,386,059   $ 32,118,476   $  9,203,306
                                                    ============   ============   ============   ============

CONTRACT OWNER RESERVES:
Reserves for redeemable annuity contracts (Net of
  applicable contract loans - partial withdrawals
  with right of reinvestment) ..................... $173,149,425   $658,204,551   $ 32,118,476   $  9,203,306
Reserves for annuity contracts on benefit .........       80,050        181,508             --             --
                                                    ------------   ------------   ------------   ------------
TOTAL CONTRACT OWNER RESERVES ..................... $173,229,475   $658,386,059   $ 32,118,476   $  9,203,306
                                                    ============   ============   ============   ============


STATEMENTS OF NET ASSETS
December 31, 1996

                                                                                                AGSPC
                                                      TWENTIETH    VANGUARD/                   CAPITAL
                                                   CENTURY ULTRA  WELLINGTON     VANGUARD/   CONSERVATION
                                                        FUND          FUND       WINDSOR II     FUND
                                                    DIVISION 31   DIVISION 25   DIVISION 24   DIVISION 1
                                                    -----------   -----------   -----------   -----------
ASSETS:
Investment in shares of mutual funds, at market ... $17,259,437   $25,025,702   $41,436,294   $ 6,488,667
Balance due (to) from VALIC general account .......      58,221       163,816       363,484        13,203
                                                    -----------   -----------   -----------   -----------
NET ASSETS ........................................ $17,317,658   $25,189,518   $41,799,778   $ 6,501,870
                                                    ===========   ===========   ===========   ===========

CONTRACT OWNER RESERVES:
Reserves for redeemable annuity contracts (Net of
  applicable contract loans - partial withdrawals
  with right of reinvestment) ..................... $17,317,658   $25,189,518   $41,799,778   $ 6,497,192
Reserves for annuity contracts on benefit .........          --            --            --         4,678
                                                    -----------   -----------   -----------   -----------
TOTAL CONTRACT OWNER RESERVES ..................... $17,317,658   $25,189,518   $41,799,778   $ 6,501,870
                                                    ===========   ===========   ===========   ===========


SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                                                              SEPARATE ACCOUNT A
--------------------------------------------------------------------------------


    AGSPC               AGSPC               AGSPC                                 AGSPC                AGSPC              AGSPC
    MIDCAP            SMALL CAP         INTERNATIONAL          AGSPC             GROWTH &            SCIENCE &           SOCIAL
    INDEX               INDEX              EQUITIES            GROWTH             INCOME            TECHNOLOGY          AWARENESS
     FUND               FUND                 FUND               FUND               FUND                FUND               FUND
  DIVISION 4         DIVISION 14         DIVISION 11        DIVISION 15         DIVISION 16         DIVISION 17        DIVISION 12
--------------     --------------      --------------     --------------      --------------      --------------     --------------
$  565,680,826     $  184,521,204      $  191,110,175     $  633,819,402      $  171,283,956      $  709,577,919     $  104,772,608
        30,567            (42,882)            116,353          1,296,205             244,249           1,386,245            143,421
--------------     --------------      --------------     --------------      --------------      --------------     --------------
$  565,711,393     $  184,478,322      $  191,226,528     $  635,115,607      $  171,528,205      $  710,964,164     $  104,916,029
==============     ==============      ==============     ==============      ==============      ==============     ==============

$  565,558,770     $  184,473,371      $  191,050,097     $  634,868,931      $  171,510,875      $  710,720,450     $  104,916,029
       152,623              4,951             176,431            246,676              17,330             243,714                  -
--------------     --------------      --------------     --------------      --------------      --------------     --------------
$  565,711,393     $  184,478,322      $  191,226,528     $  635,115,607      $  171,528,205      $  710,964,164     $  104,916,029
==============     ==============      ==============     ==============      ==============      ==============     ==============



     PUTNAM            PUTNAM            PUTNAM OTC &         SCUDDER
     GLOBAL             NEW               EMERGING          GROWTH AND           TEMPLETON           TEMPLETON          TEMPLETON
     GROWTH         OPPORTUNITIES          GROWTH             INCOME          ASSET ALLOCATION        FOREIGN         INTERNATIONAL
      FUND              FUND                FUND               FUND                FUND                FUND               FUND
  DIVISION 28        DIVISION 26         DIVISION 27        DIVISION 21         DIVISION 19         DIVISION 32        DIVISION 20
--------------     --------------      --------------     --------------      --------------      --------------     --------------
$   17,494,577     $   49,812,851      $   43,542,866     $   18,325,255      $  194,271,899      $   39,066,749     $  529,645,484
       114,481            410,128             224,089             98,230             328,988             388,324            378,327
--------------     --------------      --------------     --------------      --------------      --------------     --------------
$   17,609,058     $   50,222,979      $   43,766,955     $   18,423,485      $  194,600,887      $   39,455,073     $  530,023,811
==============     ==============      ==============     ==============      ==============      ==============     ==============

$   17,609,058     $   50,222,979      $   43,766,955     $   18,423,485      $  194,377,876      $   39,455,073     $  529,901,911
             -                  -                   -                  -             223,011                   -            121,900
--------------     --------------      --------------     --------------      --------------      --------------     --------------
$   17,609,058     $   50,222,979      $   43,766,955     $   18,423,485      $  194,600,887      $   39,455,073     $  530,023,811
==============     ==============      ==============     ==============      ==============      ==============     ==============


                                                                                                VANGUARD             VANGUARD
    AGSPC                AGSPC              AGSPC                                             FIXED INCOME         FIXED INCOME
   CAPITAL             GOVERNMENT       INTERNATIONAL                                        SECURITIES FUND -   SECURITIES FUND -
 CONSERVATION          SECURITIES        GOVERNMENT           AGSPC MONEY MARKET FUND         L/T CORPORATE      L/T U.S. TREASURY
     FUND                 FUND            BOND FUND      --------------------------------       PORTFOLIO           PORTFOLIO
  DIVISION 7           DIVISION 8        DIVISION 13       DIVISION 2        DIVISION 6        DIVISION 22         DIVISION 23
--------------      --------------     --------------    --------------    --------------    --------------      --------------
$   55,255,834      $   85,570,274     $  178,021,807    $    4,870,208    $  120,378,551    $    3,528,351      $    4,589,300
        33,645               1,665            150,364             9,293           380,075             2,506            (212,599)
--------------      --------------     --------------    --------------    --------------    --------------      --------------
$   55,289,479      $   85,571,939     $  178,172,171    $    4,879,501    $  120,758,626    $    3,530,857      $    4,376,701
==============      ==============     ==============    ==============    ==============    ==============      ==============

$   55,289,479      $   85,571,939     $  178,161,619    $    4,879,501    $  120,740,347    $    3,530,857      $    4,376,701
             -                   -             10,552                 -            18,279                 -                   -
--------------      --------------     --------------    --------------    --------------    --------------      --------------
$   55,289,479      $   85,571,939     $  178,172,171    $    4,879,501    $  120,758,626    $    3,530,857      $    4,376,701
==============      ==============     ==============    ==============    ==============    ==============      ==============

================================================================================
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------





STATEMENTS OF OPERATIONS
For the year ended December 31, 1996

                                                                              AGSPC STOCK INDEX FUND
                                                     ------------------------------------------------------------------
                                                      DIVISION 10A     DIVISION 10B      DIVISION 10C     DIVISION 10D
                                                     --------------   --------------    --------------   --------------
INVESTMENT INCOME:
Dividends from mutual funds ......................   $    6,791,052   $      559,035    $   24,619,582   $      775,055
                                                     --------------   --------------    --------------   --------------
EXPENSES:
Mortality and expense risk charge ................        3,604,468          170,656        12,878,174          411,146
Reimbursement of expenses (Note C) ...............             --            (73,695)             --               --
                                                     --------------   --------------    --------------   --------------
   Total expenses ................................        3,604,468           96,961        12,878,174          411,146
                                                     --------------   --------------    --------------   --------------
NET INVESTMENT INCOME (LOSS) .....................        3,186,584          462,074        11,741,408          363,909
                                                     --------------   --------------    --------------   --------------

REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
Net realized gain on investments .................       12,767,086        2,085,848        10,129,542        2,391,364
Capital gains distributions from mutual funds ....        2,739,498          222,372        11,061,404          307,213
Net unrealized appreciation (depreciation)
   of investments during the year ................       51,675,655        3,182,195       222,475,966        4,964,983
                                                     --------------   --------------    --------------   --------------
Net realized and unrealized gain on investments ..       67,182,239        5,490,415       243,666,912        7,663,560
                                                     --------------   --------------    --------------   --------------
INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS .....................   $   70,368,823   $    5,952,489    $  255,408,320   $    8,027,469
                                                     ==============   ==============    ==============   ==============

                                                             AGSPC             AGSPC            AGSPC
                                                            SCIENCE &          SOCIAL           TIMED             DREYFUS
STATEMENTS OF OPERATIONS                                   TECHNOLOGY         AWARENESS       OPPORTUNITY        SMALL CAP
For the year ended December 31, 1996                         FUND               FUND             FUND              PORTFOLIO
                                                           DIVISION 17        DIVISION 12      DIVISION 5        DIVISION 18
                                                          --------------    --------------   --------------    --------------
INVESTMENT INCOME:
Dividends from mutual funds ...........................   $         --      $    1,339,307   $    5,922,604    $    1,224,730
                                                          --------------    --------------   --------------    --------------
EXPENSES:
Mortality and expense risk charge .....................        5,521,307           792,838        1,788,197         6,549,419
Reimbursement of expenses (Note C) ....................             --                --               --                --
                                                          --------------    --------------   --------------    --------------
   Total expenses .....................................        5,521,307           792,838        1,788,197         6,549,419
                                                          --------------    --------------   --------------    --------------
NET INVESTMENT INCOME (LOSS) ..........................       (5,521,307)          546,469        4,134,407        (5,324,689)
                                                          --------------    --------------   --------------    --------------

REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
Net realized gain on investments ......................       20,659,560           778,115        7,668,485         1,994,033
Capital gains distributions from mutual funds .........       32,117,202        10,715,745       18,741,770        19,221,026
Net unrealized appreciation (depreciation)
   of investments during the year .....................       15,569,750         4,483,540      (13,565,417)       56,124,110
                                                          --------------    --------------   --------------    --------------
Net realized and unrealized gain (loss) on investments        68,346,512        15,977,400       12,844,838        77,339,169
                                                          --------------    --------------   --------------    --------------
INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ..........................   $   62,825,205    $   16,523,869   $   16,979,245    $   72,014,480
                                                          ==============    ==============   ==============    ==============

* For the period from July 1, 1996 to December 31, 1996.

SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                                                              SEPARATE ACCOUNT A
--------------------------------------------------------------------------------


   AGSPC            AGSPC            AGSPC                               AGSPC
   MIDCAP          SMALL CAP      INTERNATIONAL       AGSPC             GROWTH &
   INDEX            INDEX           EQUITIES          GROWTH            INCOME
    FUND            FUND             FUND              FUND              FUND
  DIVISION 4      DIVISION 14      DIVISION 11       DIVISION 15        DIVISION 16
--------------   --------------   --------------    --------------    --------------
$    6,776,195   $    2,324,957   $    3,599,021    $    2,128,889    $      799,107
--------------   --------------   --------------    --------------    --------------


     5,262,899        1,687,562        2,007,600         4,407,390         1,201,329
          --               --               --                --                --
     5,262,899        1,687,562        2,007,600         4,407,390         1,201,329
--------------   --------------   --------------    --------------    --------------
     1,513,296          637,395        1,591,421        (2,278,501)         (402,222)
--------------   --------------   --------------    --------------    --------------



    17,436,698        4,544,601       10,405,298           130,878           483,596
    33,690,174       11,216,991        6,021,502        11,891,551         3,131,642

    33,029,566        7,711,563       (6,663,813)       58,161,783        19,205,904
--------------   --------------   --------------    --------------    --------------
    84,156,438       23,473,155        9,762,987        70,184,212        22,821,142
--------------   --------------   --------------    --------------    --------------

$   85,669,734   $   24,110,550   $   11,354,408    $   67,905,711    $   22,418,920
==============   ==============   ==============    ==============    ==============


                    NEUBERGER&         PUTNAM           PUTNAM           PUTNAM OTC &
  FOUNDERS           BERMAN            GLOBAL            NEW              EMERGING
   GROWTH            GUARDIAN          GROWTH         OPPORTUNITIES        GROWTH
   FUND               TRUST             FUND             FUND               FUND
 DIVISION 30*      DIVISION 29*       DIVISION 28*      DIVISION 26*      DIVISION 27*
--------------    --------------    --------------    --------------    --------------

$       31,678    $       33,512    $      386,503    $         --      $       --
--------------    --------------    --------------    --------------    --------------


        74,336            22,319            39,664           113,933           108,371
       (14,593)           (4,401)           (7,712)          (22,122)          (21,011)
--------------    --------------    --------------    --------------    --------------
        59,743            17,918            31,952            91,811            87,360
--------------    --------------    --------------    --------------    --------------
       (28,065)           15,594           354,551           (91,811)           (87,360)
--------------    --------------    --------------    --------------    --------------



          --              10,864             1,237             9,737             9,014
     2,106,129           128,127           765,977           333,297         2,846,114

    (1,697,540)          348,451          (504,554)       (1,619,779)       (4,620,592)
--------------    --------------    --------------    --------------    --------------
       408,589           487,442           262,660        (1,276,745)       (1,765,464)
--------------    --------------    --------------    --------------    --------------

$      380,524    $      503,036    $      617,211    $   (1,368,556)   $   (1,852,824)
==============    ==============    ==============    ==============    ==============

================================================================================
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
For the year ended December 31, 1996



                                                              SCUDDER
                                                             GROWTH AND         TEMPLETON         TEMPLETON
                                                              INCOME         ASSET ALLOCATION      FOREIGN
                                                                FUND              FUND               FUND
                                                             DIVISION 21*      DIVISION 19        DIVISION 32*
                                                          ----------------   ----------------   ----------------
INVESTMENT INCOME: ....................................   $        158,744   $      3,271,039   $        550,688
Dividends from mutual funds ...........................               --

EXPENSES:
Mortality and expense risk charge .....................             38,490          1,812,817             84,678
Reimbursement of expenses (Note C) ....................               --                 --              (16,623)
   Total expenses .....................................             38,490          1,812,817             68,055
NET INVESTMENT INCOME (LOSS) ..........................            120,254          1,458,222            482,633

REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
Net realized gain on investments ......................             22,419            430,651                125
Capital gains distributions from mutual funds .........            607,596          2,566,073            285,587
Net unrealized appreciation (depreciation)
   of investments during the year .....................             84,718         19,843,521          1,121,790
Net realized and unrealized gain on investments .......            714,733         22,840,245          1,407,502
INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ..........................   $        834,987   $     24,298,467   $      1,890,135
                                                          ================   ================   ================

STATEMENTS OF OPERATIONS
For the year ended December 31, 1996

                                                                                                      AGSPC
                                                                                                     GOVERNMENT
                                                               AGSPC CAPITAL CONSERVATION FUND      SECURITIES
                                                               --------------------------------        FUND
                                                                 DIVISION 1       DIVISION 7         DIVISION 8
                                                               --------------    --------------    --------------
INVESTMENT INCOME:
Dividends from mutual funds ................................   $      454,827    $    3,599,885    $    4,872,690
                                                               --------------    --------------    --------------
EXPENSES:
Mortality and expense risk charge ..........................           69,783           545,929           795,753
Reimbursement of expenses (Note C) .........................             --                --                --
   Total expenses ..........................................           69,783           545,929           795,753
                                                               --------------    --------------    --------------
NET INVESTMENT INCOME ......................................          385,044         3,053,956         4,076,937
                                                               --------------    --------------    --------------

REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments ....................           60,355          (425,696)         (378,294)
Capital gains distributions from mutual funds ..............             --                --                --
Net unrealized appreciation (depreciation)
   of investments during the year ..........................         (428,426)       (2,170,354)       (2,658,037)
                                                               --------------    --------------    --------------
Net realized and unrealized gain (loss) on investments .....         (368,071)       (2,596,050)       (3,036,331)
                                                               --------------    --------------    --------------
INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ...............................   $       16,973    $      457,906    $    1,040,606
                                                               ==============    ==============    ==============

* For the period from July 1, 1996 to December 31, 1996.

SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                                                              SEPARATE ACCOUNT A
--------------------------------------------------------------------------------

   TEMPLETON         TWENTIETH        VANGUARD/
 INTERNATIONAL     CENTURY ULTRA     WELLINGTON         VANGUARD/
    FUND              FUND              FUND            WINDSOR II
 DIVISION 20       DIVISION 31*      DIVISION 25*      DIVISION 24*
--------------    --------------    --------------    --------------
$    4,540,296    $         --      $      379,677    $      576,345
--------------    --------------    --------------    --------------


     4,934,897            43,940            53,077            88,288
          --              (6,881)             --                --
--------------    --------------    --------------    --------------
     4,934,897            37,059            53,077            88,288
--------------    --------------    --------------    --------------
      (394,601)          (37,059)          326,600           488,057
--------------    --------------    --------------    --------------

     3,551,468            18,993              --              11,774
     1,324,253           884,238           818,129         1,554,790
--------------    --------------    --------------    --------------

    78,888,709          (659,907)         (444,072)         (217,368)
--------------    --------------    --------------    --------------
    83,764,430           243,324           374,057         1,349,196
--------------    --------------    --------------    --------------

$   83,369,829    $      206,265    $      700,657    $    1,837,253
==============    ==============    ==============    ==============

                                                       VANGUARD             VANGUARD
  AGSPC                                             FIXED INCOME         FIXED INCOME
INTERNATIONAL                                       SECURITIES FUND-     SECURITIES FUND-
 GOVERNMENT          AGSPC MONEY MARKET FUND         L/T CORPORATE      L/T U.S. TREASURY
  BOND FUND       -------------------------------     PORTFOLIO             PORTFOLIO
 DIVISION 13        DIVISION 2       DIVISION 6       DIVISION 22*         DIVISION 23*
--------------    --------------   --------------   ----------------    ----------------
$    8,037,534    $      272,228   $    4,429,817   $         44,221    $         57,514
--------------    --------------   --------------   ----------------    ----------------


     1,475,858            55,691          904,012              8,054              11,232
          --                --               --                 --                  --
--------------    --------------   --------------   ----------------    ----------------
     1,475,858            55,691          904,012              8,054              11,232
--------------    --------------   --------------   ----------------    ----------------
     6,561,676           216,537        3,525,805             36,167              46,282
--------------    --------------   --------------   ----------------    ----------------

     1,815,703              --               --                2,260               2,349
       295,588              --               --               31,298                --

    (2,362,017)             --               --              (11,407)             33,654
--------------    --------------   --------------   ----------------    ----------------
      (250,726)             --               --               22,151              36,003
--------------    --------------   --------------   ----------------    ----------------

$    6,310,950    $      216,537   $    3,525,805   $         58,318    $         82,285
==============    ==============   ==============   ================    ================

================================================================================
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31:



                                                                                             AGSPC STOCK INDEX FUND
                                                                    ---------------------------------------------------------------
                                                                           DIVISION 10A                          DIVISION 10B
                                                                   ------------------------------    ------------------------------
                                                                      1996             1995             1996             1995
                                                                   -------------    -------------    -------------    -------------
OPERATIONS:
Net investment income ..........................................   $   3,186,584    $   3,760,733    $     462,074    $     493,423
Net realized gain on investments ...............................      12,767,086        5,349,737        2,085,848          631,222
Capital gains distributions from mutual funds ..................       2,739,498        6,875,040          222,372          570,166
Net unrealized appreciation
   of investments during the year ..............................      51,675,655       78,996,842        3,182,195        6,528,773
                                                                   -------------    -------------    -------------    -------------
     Increase in net assets resulting from operations ..........      70,368,823       94,982,352        5,952,489        8,223,584
                                                                   -------------    -------------    -------------    -------------

PRINCIPAL TRANSACTIONS:
Purchase payments ..............................................       4,265,439        5,033,111          501,306          574,384
Surrenders of accumulation units by terminations,
   withdrawals, and maintenance fees ...........................     (22,309,652)     (16,541,542)      (2,364,484)      (1,698,590)
Annuity benefit payments .......................................      (1,401,028)      (1,296,973)        (250,350)        (218,489)
Amounts transferred (to) from VALIC general account ............     (13,443,730)     (23,599,151)      (1,406,730)      (2,885,564)
                                                                   -------------    -------------    -------------    -------------
     Increase (decrease) in net assets
       resulting from principal transactions ...................     (32,888,971)     (36,404,555)      (3,520,258)      (4,228,259)
                                                                   -------------    -------------    -------------    -------------
TOTAL INCREASE IN NET ASSETS ...................................      37,479,852       58,577,797        2,432,231        3,995,325

NET ASSETS:
Beginning of year ..............................................     341,169,177      282,591,380       28,293,693       24,298,368
                                                                   -------------    -------------    -------------    -------------
End of year ....................................................   $ 378,649,029    $ 341,169,177    $  30,725,924    $  28,293,693
                                                                   =============    =============    =============    =============

CHANGE IN UNITS OUTSTANDING:
Accumulation units beginning of year ...........................      29,995,363       33,814,520        1,560,525        1,836,094
Purchase payments ..............................................         323,038          497,922           26,729           39,513
Surrenders .....................................................      (1,822,126)      (1,718,657)        (123,291)        (110,735)
Transfers - interdivision and (to) from VALIC general account ..      (1,116,886)      (2,598,422)         (83,562)        (204,347)
                                                                   -------------    -------------    -------------    -------------
Accumulation units end of year .................................      27,379,389       29,995,363        1,380,401        1,560,525
                                                                   =============    =============    =============    =============

                                                                           DECEMBER 31:                    DECEMBER 31:
                                                                   ----------------------------    ----------------------------
                                                                      1996            1995              1996          1995
                                                                   -------------   ------------    -------------   ------------
Accumulation unit value........................................    $   13.413891   $  11.036946    $   21.070956   $  17.221812
                                                                   =============   ============    =============   ============
Annuity unit value assuming a 3.5% discount factor.............    $    3.873132   $   3.298369    $    5.173716   $   4.376632
                                                                   =============   ============    =============   ============



SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                                                             SEPARATE ACCOUNT A
--------------------------------------------------------------------------------



                         AGSPC STOCK INDEX FUND
------------------------------------------------------------------------
           DIVISION 10C                          DIVISION 10D
----------------------------------    ----------------------------------
    1996               1995               1996               1995
---------------    ---------------    ---------------    ---------------
$    11,741,408    $    10,698,331    $       363,909    $       472,763
     10,129,542         10,775,457          2,391,364          1,335,894
     11,061,404         21,483,819            307,213            831,333

    222,475,966        221,238,425          4,964,983          9,456,579
---------------    ---------------    ---------------    ---------------
    255,408,320        264,196,032          8,027,469         12,096,569
---------------    ---------------    ---------------    ---------------


    210,185,191        155,833,642          1,004,698          1,280,197

    (49,624,470)       (30,060,583)        (2,219,367)        (2,417,823)
        (61,625)           (29,665)           (10,433)            (5,520)
     47,055,243        (42,300,802)        (5,536,446)        (7,115,532)
---------------    ---------------    ---------------    ---------------

    207,554,339         83,442,592         (6,761,548)        (8,258,678)
---------------    ---------------    ---------------    ---------------
    462,962,659        347,638,624          1,265,921          3,837,891


  1,067,383,711        719,745,087         41,205,206         37,367,315
---------------    ---------------    ---------------    ---------------
$ 1,530,346,370    $ 1,067,383,711    $    42,471,127    $    41,205,206
===============    ===============    ===============    ===============


    455,255,243        416,234,288          9,885,873         12,207,684
     80,768,570         76,950,994            231,458            341,405
    (18,096,464)       (14,254,441)          (486,940)          (663,263)
     18,879,616        (23,675,598)        (1,248,687)        (1,999,953)
---------------    ---------------    ---------------    ---------------
    536,806,965        455,255,243          8,381,704          9,885,873
===============    ===============    ===============    ===============

            DECEMBER 31:                         DECEMBER 31:
----------------------------------    ----------------------------------
     1996               1995               1996               1995
---------------    ---------------    ---------------    ---------------
$      2.848437    $      2.343900    $      5.049088    $      4.155057
===============    ===============    ===============    ===============
$      2.085358    $      1.776053    $      3.032347    $      2.582770
===============    ===============    ===============    ===============

                                                      AGSPC
              AGSPC                                 SMALL CAP
        MIDCAP INDEX FUND                          INDEX FUND
----------------------------------    ----------------------------------
             DIVISION 4                            DIVISION 14
----------------------------------    ----------------------------------
    1996               1995               1996               1995
---------------    ---------------    ---------------    ---------------
$     1,513,296    $     2,391,702    $       637,395    $       563,294
     17,436,698         10,603,188          4,544,601          2,963,270
     33,690,174         17,377,938         11,216,991          2,945,819

     33,029,566         76,322,743          7,711,563         24,766,420
---------------    ---------------    ---------------    ---------------
     85,669,734        106,695,571         24,110,550         31,238,803
---------------    ---------------    ---------------    ---------------


     76,583,041         87,946,264         31,004,229         40,608,391

    (21,727,656)       (15,264,152)        (7,478,000)        (4,632,557)
        (19,036)           (16,844)              (563)            (3,022)
    (55,201,966)       (69,269,652)       (15,148,966)       (38,506,364)
---------------    ---------------    ---------------    ---------------

       (365,617)         3,395,616          8,376,700         (2,533,552)
---------------    ---------------    ---------------    ---------------
     85,304,117        110,091,187         32,487,250         28,705,251


    480,407,276        370,316,089        151,991,072        123,285,821
---------------    ---------------    ---------------    ---------------
$   565,711,393    $   480,407,276    $   184,478,322    $   151,991,072
===============    ===============    ===============    ===============


    172,613,690        171,442,018         98,335,995        100,383,839
     25,301,831         35,874,094         18,844,484         30,141,511
     (7,030,990)        (5,995,776)        (4,305,572)        (3,356,851)
    (18,067,553)       (28,706,646)        (9,554,065)       (28,832,504)
---------------    ---------------    ---------------    ---------------
    172,816,978        172,613,690        103,320,842         98,335,995
===============    ===============    ===============    ===============

            DECEMBER 31:                         DECEMBER 31:
----------------------------------    ----------------------------------
     1996               1995               1996               1995
---------------    ---------------    ---------------    ---------------
$      3.272588    $      2.782677    $      1.785442    $      1.544896
===============    ===============    ===============    ===============
$      2.044683    $      1.799452    $      1.520786    $      1.361960
===============    ===============    ===============    ===============

================================================================================
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31:


                                                                               AGSPC
                                                                      INTERNATIONAL EQUITIES                      AGSPC
                                                                               FUND                            GROWTH FUND
                                                                            DIVISION 11                         DIVISION 15
                                                                   ------------------------------    ------------------------------
                                                                        1996             1995             1996             1995
                                                                   -------------    -------------    -------------    -------------
OPERATIONS:
Net investment income (loss) ...................................   $   1,591,421    $   1,304,847    $  (2,278,501)   $    (869,578)
Net realized gain on investments ...............................      10,405,298       13,215,875          130,878            8,587
Capital gains distributions from mutual funds ..................       6,021,502        4,363,325       11,891,551        3,650,399
Net unrealized appreciation (depreciation)
   of investments during the year ..............................      (6,663,813)        (725,229)      58,161,783       39,103,633
                                                                   -------------    -------------    -------------    -------------
     Increase in net assets resulting from operations ..........      11,354,408       18,158,818       67,905,711       41,893,041
                                                                   -------------    -------------    -------------    -------------

PRINCIPAL TRANSACTIONS:
Purchase payments ..............................................      34,022,917       52,726,233      164,255,730       58,223,803
Surrenders of accumulation units by terminations,
   withdrawals, and maintenance fees ...........................      (8,616,063)      (6,722,321)     (10,378,550)      (1,776,523)
Annuity benefit payments .......................................         (13,432)          (5,870)         (38,688)            --
Amounts transferred (to) from VALIC general account ............     (45,208,742)     (63,364,477)     172,227,639      109,893,422
                                                                   -------------    -------------    -------------    -------------
     Increase (decrease) in net assets
       resulting from principal transactions ...................     (19,815,320)     (17,366,435)     326,066,131      166,340,702
                                                                   -------------    -------------    -------------    -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ........................      (8,460,912)         792,383      393,971,842      208,233,743

NET ASSETS:
Beginning of year ..............................................     199,687,440      198,895,057      241,143,765       32,910,022
                                                                   -------------    -------------    -------------    -------------
End of year ....................................................   $ 191,226,528    $ 199,687,440    $ 635,115,607    $ 241,143,765
                                                                   =============    =============    =============    =============

CHANGE IN UNITS OUTSTANDING:
Accumulation units beginning of year ...........................     172,564,018      187,749,916      164,417,848       32,633,370
Purchase payments ..............................................      28,526,458       49,402,081      101,043,809       45,984,606
Surrenders .....................................................      (7,207,422)      (6,214,230)      (5,693,969)      (1,266,891)
Transfers - interdivision and (to) from VALIC general account ..     (37,656,740)     (58,373,749)     106,504,821       87,066,763
                                                                   -------------    -------------    -------------    -------------
Accumulation units end of year .................................     156,226,314      172,564,018      366,272,509      164,417,848
                                                                   =============    =============    =============    =============


                                                                             DECEMBER 31:                  DECEMBER 31:
                                                                   ------------------------------     -----------------------------
                                                                        1996            1995              1996             1995
                                                                   -------------    -------------     ------------     ------------
Accumulation unit value ........................................   $    1.222906    $    1.156454     $   1.733324     $   1.466652
                                                                   =============    =============     ============     ============
Annuity unit value assuming a 3.5% discount factor .............   $    0.953246    $    0.933003     $   1.580931     $   1.384532
                                                                   =============    =============     ============     ============



SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                                                              SEPARATE ACCOUNT A
--------------------------------------------------------------------------------

                                                                                                                  AGSPC
             AGSPC                            AGSPC                            AGSPC                        TIMED OPPORTUNITY
     GROWTH & INCOME FUND             SCIENCE & TECHNOLOGY FUND        SOCIAL AWARENESS FUND                      FUND
------------------------------    ------------------------------   ------------------------------    ------------------------------
          DIVISION 16                      DIVISION 17                      DIVISION 12                        DIVISION 5
------------------------------    ------------------------------   ------------------------------    ------------------------------
    1996             1995             1996             1995            1996             1995             1996             1995
-------------    -------------    -------------    -------------   -------------    -------------    -------------    -------------
$    (402,222)   $     (75,425)   $  (5,521,307)   $  (1,432,122)  $     546,469    $     599,922    $   4,134,407    $   5,452,120
      483,596           19,953       20,659,560        6,545,968         778,115          371,169        7,668,485        2,006,917
    3,131,642          472,785       32,117,202       37,380,606      10,715,745        3,609,468       18,741,770        3,186,462

   19,205,904        8,794,032       15,569,750       41,310,631       4,483,540       10,227,915      (13,565,417)      26,710,438
-------------    -------------    -------------    -------------   -------------    -------------    -------------    -------------
   22,418,920        9,211,345       62,825,205       83,805,083      16,523,869       14,808,474       16,979,245       37,355,937
-------------    -------------    -------------    -------------   -------------    -------------    -------------    -------------


   41,180,652       17,507,504      181,422,903       93,027,877      18,543,307       10,849,944       15,126,160       20,940,181

   (2,962,157)        (641,935)     (14,164,178)      (3,055,711)     (3,798,307)      (1,516,923)     (11,037,733)      (7,824,702)
       (1,598)            --            (40,073)            (824)           --               --             (7,329)          (6,591)
   43,756,812       28,680,150      105,706,951      147,758,969      13,547,350       (2,864,774)     (30,784,573)     (42,300,580)
-------------    -------------    -------------    -------------   -------------    -------------    -------------    -------------

   81,973,709       45,545,719      272,925,603      237,730,311      28,292,350        6,468,247      (26,703,475)     (29,191,692)
-------------    -------------    -------------    -------------   -------------    -------------    -------------    -------------
  104,392,629       54,757,064      335,750,808      321,535,394      44,816,219       21,276,721       (9,724,230)       8,164,245


   67,135,576       12,378,512      375,213,356       53,677,962      60,099,810       38,823,089      182,953,705      174,789,460
-------------    -------------    -------------    -------------   -------------    -------------    -------------    -------------
$ 171,528,205    $  67,135,576    $ 710,964,164    $ 375,213,356   $ 104,916,029    $  60,099,810    $ 173,229,475    $ 182,953,705
=============    =============    =============    =============   =============    =============    =============    =============


   51,779,089       12,386,602      187,862,232       42,726,137      32,750,120       29,015,764       75,851,431       89,377,860
   28,095,895       14,980,745       84,389,312       54,428,033       9,143,695        6,860,477        6,003,535        9,806,864
   (1,842,881)        (455,265)      (6,049,987)      (1,584,330)     (1,827,332)        (929,671)      (4,376,494)      (3,569,040)
   30,309,532       24,867,007       49,608,089       92,292,392       6,507,533       (2,196,450)     (12,185,855)     (19,764,253)
-------------    -------------    -------------    -------------   -------------    -------------    -------------    -------------
  108,341,635       51,779,089      315,809,646      187,862,232      46,574,016       32,750,120       65,292,617       75,851,431
=============    =============    =============    =============   =============    =============    =============    =============


         DECEMBER 31:                     DECEMBER 31:                     DECEMBER 31:                      DECEMBER 31:
------------------------------    ------------------------------   ------------------------------    ------------------------------
    1996             1995             1996             1995            1996             1995             1996            1995
-------------    -------------    -------------    -------------   -------------    -------------    ------------     -------------
$    1.583056    $    1.296577    $    2.250471    $    1.997175   $    2.252673    $    1.835102    $    2.651899    $    2.411022
=============    =============    =============    =============   =============    =============    =============    =============
$    1.443874    $    1.223980    $    2.052612    $    1.885352   $    1.755941    $    1.480522    $    1.680570    $    1.581407
=============    =============    =============    =============   =============    =============    =============    =============

================================================================================
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31:

                                                                                                          FOUNDERS
                                                                                                           GROWTH
                                                                      DREYFUS SMALL CAP PORTFOLIO           FUND
                                                                     ------------------------------     -------------
                                                                              DIVISION 18                DIVISION 30
                                                                     ------------------------------     -------------
                                                                         1996             1995              1996*
                                                                     -------------    -------------     -------------
OPERATIONS:
Net investment income (loss) .....................................   $  (5,324,689)   $  (1,441,343)    $     (28,065)
Net realized gain on investments .................................       1,994,033           26,776              --
Capital gains distributions from mutual funds ....................      19,221,026        6,796,184         2,106,129
Net unrealized appreciation (depreciation)
   of investments during the year ................................      56,124,110       47,179,100        (1,697,540)
                                                                     -------------    -------------     -------------
     Increase (decrease) in net assets resulting from operations .      72,014,480       52,560,717           380,524
                                                                     -------------    -------------     -------------

PRINCIPAL TRANSACTIONS:
Purchase payments ................................................     168,538,535       96,201,687         8,595,522
Surrenders of accumulation units by terminations,
   withdrawals, and maintenance fees .............................     (13,795,343)      (3,867,838)          (36,494)
Annuity benefit payments .........................................          (8,413)            (915)             --
Amounts transferred (to) from VALIC general account ..............      74,732,906      122,606,635        23,178,924
                                                                     -------------    -------------     -------------
     Increase in net assets
       resulting from principal transactions .....................     229,467,685      214,939,569        31,737,952
                                                                     -------------    -------------     -------------
TOTAL INCREASE IN NET ASSETS .....................................     301,482,165      267,500,286        32,118,476

NET ASSETS:
Beginning of year ................................................     356,903,894       89,403,608              --
                                                                                      -------------     -------------
End of year ......................................................   $ 658,386,059    $ 356,903,894     $  32,118,476
                                                                     =============    =============     =============

CHANGE IN UNITS OUTSTANDING:
Accumulation units beginning of year .............................     267,735,219       85,169,871              --
Purchase payments ................................................     117,376,109       80,950,706         9,274,157
Surrenders .......................................................      (8,756,141)      (2,954,777)          (32,596)
Transfers - interdivision and (to) from VALIC general account ....      52,528,063      104,569,419        21,955,903
                                                                     -------------    -------------     -------------
Accumulation units end of year ...................................     428,883,250      267,735,219        31,197,464
                                                                     =============    =============     =============

                                                                 DECEMBER 31:            DECEMBER 31,
                                                          ---------------------------   ------------
                                                              1996           1995           1996
                                                          ------------   ------------   ------------
Accumulation unit value ...............................   $   1.534694   $   1.332904   $   1.029522
                                                          ============   ============   ============
Annuity unit value assuming a 3.5% discount factor ....   $   1.409551   $   1.267071   $   1.011867
                                                          ============   ============   ============

* For the period from July 1, 1996 to December 31, 1996.

SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                                                              SEPARATE ACCOUNT A
--------------------------------------------------------------------------------

                                                           PUTNAM
                      PUTNAM            PUTNAM              OTC &            SCUDDER
                      GLOBAL             NEW               EMERGING        GROWTH AND
NEUBERGER&BERMAN       GROWTH         OPPORTUNITIES         GROWTH           INCOME
 GUARDIAN TRUST        FUND               FUND               FUND             FUND
  DIVISION 29       DIVISION 28        DIVISION 26        DIVISION 27      DIVISION 21
--------------    --------------    --------------    --------------    --------------
    1996*              1996*              1996*            1996*              1996*
--------------    --------------    --------------    --------------    --------------
$       15,594    $      354,551    $      (91,811)   $      (87,360)   $      120,254
        10,864             1,237             9,737             9,014            22,419
       128,127           765,977           333,297         2,846,114           607,596

       348,451          (504,554)       (1,619,779)       (4,620,592)           84,718
--------------    --------------    --------------    --------------    --------------
       503,036           617,211        (1,368,556)       (1,852,824)          834,987
--------------    --------------    --------------    --------------    --------------


     2,108,685         3,174,282        11,510,093        11,571,920         4,643,308

       (21,439)          (15,952)          (87,148)          (77,988)          (23,004)
          --                --                --                --                --
     6,613,024        13,833,517        40,168,590        34,125,847        12,968,194
--------------    --------------    --------------    --------------    --------------

     8,700,270        16,991,847        51,591,535        45,619,779        17,588,498
--------------    --------------    --------------    --------------    --------------
     9,203,306        17,609,058        50,222,979        43,766,955        18,423,485
          --                --                --                --                --
--------------    --------------    --------------    --------------    --------------
$    9,203,306    $   17,609,058    $   50,222,979    $   43,766,955    $   18,423,485
==============    ==============    ==============    ==============    ==============
          --                --                --                --                --
     2,109,025         3,377,941        13,342,250        13,681,504         4,726,075
       (19,267)          (16,466)          (87,502)          (82,877)          (21,254)
     6,121,834        13,287,125        39,746,951        35,304,201        11,819,225
--------------    --------------    --------------    --------------    --------------
     8,211,592        16,648,600        53,001,699        48,902,828        16,524,046
==============    ==============    ==============    ==============    ==============

 December 31,      December 31,      December 31,      December 31,      December 31,
     1996              1996              1996              1996              1996
--------------    --------------    --------------    --------------    --------------
$     1.120770    $     1.057690    $     0.947573    $     0.894978    $     1.114950
==============    ==============    ==============    ==============    ==============
$     1.101550    $     1.039552    $     0.931324    $     0.879630    $     1.095830
==============    ==============    ==============    ==============    ==============

================================================================================
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31:



                                                                                                         TEMPLETON
                                                                          TEMPLETON ASSET                 FOREIGN
                                                                            ALLOCATION FUND                FUND
                                                                    ------------------------------     -------------
                                                                              DIVISION 19               DIVISION 32
                                                                    ------------------------------     -------------
                                                                        1996             1995              1996*
                                                                    -------------    -------------     -------------
OPERATIONS:
Net investment income (loss) ....................................   $   1,458,222    $     360,608     $     482,633
Net realized gain on investments ................................         430,651           87,754               125
Capital gains distributions from mutual funds ...................       2,566,073             --             285,587
Net unrealized appreciation (depreciation)
   of investments during the year ...............................      19,843,521       11,935,576         1,121,790
                                                                    -------------    -------------     -------------
     Increase in net assets resulting from operations ...........      24,298,467       12,383,938         1,890,135
                                                                    -------------    -------------     -------------

PRINCIPAL TRANSACTIONS:
Purchase payments ...............................................      46,026,342       26,412,918         9,386,263
Surrenders of accumulation units by terminations,
   withdrawals, and maintenance fees ............................      (3,839,217)      (1,156,891)         (122,577)
Annuity benefit payments ........................................         (39,584)          (1,361)             --
Amounts transferred (to) from VALIC general account .............      33,529,527       24,133,475        28,301,252
                                                                    -------------    -------------     -------------
     Increase in net assets
       resulting from principal transactions ....................      75,677,068       49,388,141        37,564,938
                                                                    -------------    -------------     -------------
TOTAL INCREASE IN NET ASSETS ....................................      99,975,535       61,772,079        39,455,073

NET ASSETS:
Beginning of year ...............................................      94,625,352       32,853,273              --
                                                                    -------------    -------------     -------------
End of year .....................................................   $ 194,600,887    $  94,625,352     $  39,455,073
                                                                    =============    =============     =============

CHANGE IN UNITS OUTSTANDING:
Accumulation units beginning of year ............................      78,494,505       32,807,602              --
Purchase payments ...............................................      35,369,271       24,212,805        10,156,940
Surrenders ......................................................      (2,676,756)        (964,768)         (116,295)
Transfers - interdivision and (to) from VALIC general account ...      26,197,650       22,438,866        26,631,183
                                                                    =============    =============     =============
Accumulation units end of year ..................................     137,384,670       78,494,505        36,671,828
                                                                    =============    =============     =============

                                                                            DECEMBER 31:               DECEMBER 31,
                                                                     -----------------------------     -------------
                                                                         1996             1995             1996
                                                                     ------------    -------------     -------------
Accumulation unit value ........................................... $    1.414844    $    1.205181     $    1.075896
                                                                    =============    =============     =============
Annuity unit value assuming a 3.5% discount factor ...............  $    1.299474    $    1.145656     $    1.057446
                                                                    =============    =============     =============

* For the period from July 1, 1996 to December 31, 1996.

SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                                                              SEPARATE ACCOUNT A
--------------------------------------------------------------------------------

                                    TWENTIETH
                                     CENTURY          VANGUARD/
                                      ULTRA          WELLINGTON          VANGUARD/
 TEMPLETON INTERNATIONAL FUND          FUND             FUND            WINDSOR II
------------------------------    -------------     -------------     -------------
          DIVISION 20              DIVISION 31       DIVISION 25       DIVISION 24
------------------------------    -------------     -------------     -------------
     1996             1995             1996*             1996*             1996*
-------------    -------------    -------------     -------------     -------------
$    (394,601)   $  (1,169,628)   $     (37,059)    $     326,600     $     488,057
    3,551,468           25,628           18,993              --              11,774
    1,324,253          350,470          884,238           818,129         1,554,790

   78,888,709       23,406,038         (659,907)         (444,072)         (217,368)
-------------    -------------    -------------     -------------     -------------
   83,369,829       22,612,508          206,265           700,657         1,837,253
-------------    -------------    -------------     -------------     -------------


  121,376,573       69,120,243        4,513,492         7,042,246        10,178,409

   (9,699,818)      (2,577,387)         (29,941)          (12,075)         (103,527)
       (3,367)            (463)            --                --                --
   84,599,243       89,125,401       12,627,842        17,458,690        29,887,643
-------------    -------------    -------------     -------------     -------------

  196,272,631      155,667,794       17,111,393        24,488,861        39,962,525
-------------    -------------    -------------     -------------     -------------
  279,642,460      178,280,302       17,317,658        25,189,518        41,799,778


  250,381,351       72,101,049             --                --                --
-------------    -------------    -------------     -------------     -------------
$ 530,023,811    $ 250,381,351    $  17,317,658     $  25,189,518     $  41,799,778
=============    =============    =============     =============     =============


  219,124,926       71,716,511             --                --                --
   97,229,761       65,697,216        4,747,541         7,335,077        10,359,662
   (7,187,616)      (2,198,909)         (27,374)          (12,748)          (91,924)
   69,414,878       83,910,108       11,933,909        15,544,305        27,025,023
-------------    -------------    -------------     -------------     -------------
  378,581,949      219,124,926       16,654,076        22,866,634        37,292,761
=============    =============    =============     =============     =============

         DECEMBER 31:
------------------------------     DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
     1996             1995             1996              1996              1996
-------------    -------------    -------------     -------------     -------------
$    1.399702    $    1.142586    $    1.039845     $    1.101584     $    1.120855
=============    =============    =============     =============     =============
$    1.285567    $    1.086152    $    1.022013     $    1.082693     $    1.101634
=============    =============    =============     =============     =============

================================================================================
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31:

                                                                            AGSPC                           AGSPC
                                                                    CAPITAL CONSERVATION            CAPITAL CONSERVATION
                                                                            FUND                            FUND
                                                                ----------------------------    ----------------------------
                                                                         DIVISION 1                       DIVISION 7
                                                                ----------------------------    ----------------------------
                                                                    1996            1995            1996            1995
                                                                ------------    ------------    ------------    ------------
OPERATIONS:
Net investment income ......................................... $    385,044    $    449,111    $  3,053,956    $  2,607,547
Net realized gain (loss) on investments .......................       60,355          65,122        (425,696)       (138,616)
Capital gains distributions from mutual funds .................         --              --              --              --
Net unrealized appreciation (depreciation)
   of investments during the year .............................     (428,426)        906,759      (2,170,354)      5,643,853
                                                                ------------    ------------    ------------    ------------
     Increase in net assets resulting from operations .........       16,973       1,420,992         457,906       8,112,784
                                                                ------------    ------------    ------------    ------------

PRINCIPAL TRANSACTIONS:
Purchase payments .............................................      280,092         286,600      10,990,401      10,464,260
Surrenders of accumulation units by terminations,
   withdrawals, and maintenance fees ..........................     (624,478)       (623,792)     (2,515,394)     (1,972,220)
Annuity benefit payments ......................................         (512)           (499)           --              --
Amounts transferred (to) from VALIC general account ...........     (953,654)     (1,306,120)     (7,231,500)     (3,821,311)
                                                                ------------    ------------    ------------    ------------
     Increase (decrease) in net assets
       resulting from principal transactions ..................   (1,298,552)     (1,643,811)      1,243,507       4,670,729
                                                                ------------    ------------    ------------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS .......................   (1,281,579)       (222,819)      1,701,413      12,783,513

NET ASSETS:
Beginning of year .............................................    7,783,449       8,006,268      53,588,066      40,804,553
                                                                ------------    ------------    ------------    ------------
End of year ................................................... $  6,501,870    $  7,783,449    $ 55,289,479    $ 53,588,066
                                                                ============    ============    ============    ============

CHANGE IN UNITS OUTSTANDING:
Accumulation units beginning of year ..........................    2,402,085       2,953,861      29,573,808      26,859,219
Purchase payments .............................................       87,169          96,297       6,098,740       6,253,935
Surrenders ....................................................     (196,821)       (207,008)     (1,343,357)     (1,058,493)
Transfers - interdivision and (to) from VALIC
  general account . ...........................................     (300,897)       (441,065)     (4,042,697)     (2,480,853)
                                                                ------------    ------------    ------------    ------------
Accumulation units end of year ................................    1,991,536       2,402,085      30,286,494      29,573,808
                                                                ============    ============    ============    ============

                                                                        DECEMBER 31:                     DECEMBER 31:
                                                                ----------------------------    ----------------------------
                                                                    1996            1995            1996            1995
                                                                ------------    ------------    ------------    ------------
Accumulation unit value ....................................... $   3.262402    $   3.238370    $   1.825549    $   1.812011
                                                                ============    ============    ============    ============
Annuity unit value assuming a 3.5% discount factor ............ $   1.794552    $   1.843690    $   1.255251    $   1.289558
                                                                ============    ============    ============    ============


SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
SEPARATE ACCOUNT A
--------------------------------------------------------------------------------

             AGSPC                            AGSPC
     GOVERNMENT SECURITIES           INTERNATIONAL GOVERNMENT                                   AGSPC
             FUND                            BOND FUND                                     MONEY MARKET FUND
-----------------------------    ------------------------------    ----------------------------------------------------------------
          DIVISION 8                        DIVISION 13                       DIVISION 2                        DIVISION 6
-----------------------------    ------------------------------    ------------------------------    ------------------------------
     1996            1995             1996             1995             1996             1995             1996             1995
-------------   -------------    -------------    -------------    -------------    -------------    -------------    -------------
$   4,076,937   $   2,982,495    $   6,561,676    $   3,459,290    $     216,537    $     306,524    $   3,525,805    $   3,277,326
     (378,294)        (28,711)       1,815,703          911,852             --               --               --               --
         --              --            295,588          114,019             --               --               --               --

   (2,658,037)      5,103,399       (2,362,017)       3,111,995             --               --               --               --
-------------   -------------    -------------    -------------    -------------    -------------    -------------    -------------
    1,040,606       8,057,183        6,310,950        7,597,156          216,537          306,524        3,525,805        3,277,326
-------------   -------------    -------------    -------------    -------------    -------------    -------------    -------------


   18,451,360      15,047,915       48,300,297       31,073,737          163,293          355,756       40,448,483       26,840,702

   (3,354,710)     (1,987,445)      (4,925,561)      (1,946,252)        (465,203)        (681,366)     (13,617,200)      (7,793,169)
         --              --                (33)            --               --               --             (1,584)          (1,574)
   (2,269,092)      9,219,172       16,174,338       42,026,449       (1,426,148)        (806,250)      10,145,727      (54,484,648)
-------------   -------------    -------------    -------------    -------------    -------------    -------------    -------------

   12,827,558      22,279,642       59,549,041       71,153,934       (1,728,058)      (1,131,860)      36,975,426      (35,438,689)
-------------   -------------    -------------    -------------    -------------    -------------    -------------    -------------
   13,868,164      30,336,825       65,859,991       78,751,090       (1,511,521)        (825,336)      40,501,231      (32,161,363)


   71,703,775      41,366,950      112,312,180       33,561,090        6,391,022        7,216,358       80,257,395      112,418,758
-------------   -------------    -------------    -------------    -------------    -------------    -------------    -------------
$  85,571,939   $  71,703,775    $ 178,172,171    $ 112,312,180    $   4,879,501    $   6,391,022    $ 120,758,626    $  80,257,395
=============   =============    =============    =============    =============    =============    =============    =============


   39,847,053      26,667,073       73,369,250       25,691,713        2,917,361        3,442,237       51,907,757       75,765,781
   10,391,393       9,058,310       31,815,367       21,413,110           73,255          165,743       25,572,924       18,072,687
   (1,871,516)     (1,149,951)      (3,112,236)      (1,286,336)        (208,252)        (316,475)      (8,565,366)      (5,090,822)
   (1,236,761)      5,271,621       10,529,212       27,550,763         (639,830)        (374,144)       6,208,780      (36,839,889)
-------------   -------------    -------------    -------------    -------------    -------------    -------------    -------------
   47,130,169      39,847,053      112,601,593       73,369,250        2,142,534        2,917,361       75,124,095       51,907,757
=============   =============    =============    =============    =============    =============    =============    =============

         December 31:                       December 31:                      December 31:                      December 31:
-----------------------------    ------------------------------    ------------------------------    ------------------------------
     1996            1995             1996             1995             1996             1995             1996             1995
-------------   -------------    -------------    -------------    -------------    -------------    -------------    -------------
$    1.815651   $    1.799475    $    1.582230    $    1.530780    $    2.277444    $    2.190686    $    1.607212    $    1.545802
=============   =============    =============    =============    =============    =============    =============    =============
$    1.248443   $    1.280634    $    1.321708    $    1.323493    $    1.399179    $    1.392992    $    1.093041    $    1.088077
=============   =============    =============    =============    =============    =============    =============    =============

================================================================================
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31:


                                                                     VANGUARD          VANGUARD
                                                                       FIXED            FIXED
                                                                      INCOME            INCOME
                                                                     SECURITIES       SECURITIES
                                                                       FUND -         FUND - L/T
                                                                   L/T CORPORATE    U.S. TREASURY
                                                                     PORTFOLIO         PORTFOLIO
                                                                    ------------     ------------
                                                                    DIVISION 22       DIVISION 23
                                                                    ------------     ------------
                                                                        1996*            1996*
                                                                    ------------     ------------
OPERATIONS:
Net investment income ...........................................   $     36,167     $     46,282
Net realized gain on investments ................................          2,260            2,349
Capital gains distributions from mutual funds ...................         31,298             --
Net unrealized appreciation (depreciation)
   of investments during the year ...............................        (11,407)          33,654
                                                                    ------------     ------------
     Increase in net assets resulting from operations ...........         58,318           82,285
                                                                    ------------     ------------

PRINCIPAL TRANSACTIONS:
Purchase payments ...............................................      1,030,635        1,117,289
Surrenders of accumulation units by terminations,
   withdrawals, and maintenance fees ............................         (3,212)          (9,447)
Annuity benefit payments ........................................           --               --
Amounts transferred (to) from VALIC general account .............      2,445,116        3,186,574
                                                                    ------------     ------------
     Increase in net assets
       resulting from principal transactions ....................      3,472,539        4,294,416
                                                                    ------------     ------------
TOTAL INCREASE IN NET ASSETS ....................................      3,530,857        4,376,701

NET ASSETS:
Beginning of year ...............................................           --               --
                                                                    ------------     ------------
End of year .....................................................   $  3,530,857     $  4,376,701
                                                                    ============     ============

CHANGE IN UNITS OUTSTANDING:
Accumulation units beginning of year ............................           --               --
Purchase payments ...............................................      1,099,573        1,138,211
Surrenders ......................................................         (3,347)          (9,203)
Transfers - interdivision and (to) from VALIC general account ...      2,274,215        3,045,361
                                                                    ------------     ------------
Accumulation units end of year ..................................      3,370,441        4,174,369
                                                                    ============     ============
                                                                    December 31,     December 31,
                                                                        1996             1996
                                                                    ------------     ------------
Accumulation unit value .........................................   $   1.047595     $   1.048470
                                                                    ============     ============
Annuity unit value assuming a 3.5% discount factor ..............   $   1.029630     $   1.030490
                                                                    ============     ============

* For the period from July 1, 1996 to December 31, 1996.

SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
NOTES TO FINANCIAL STATEMENTS                                 SEPARATE ACCOUNT A
--------------------------------------------------------------------------------

NOTE A -- ORGANIZATION

     Separate Account A (the "Separate Account"), established by The Variable Annuity Life Insurance Company ("VALIC") on April 18, 1979, is registered under the Investment Company Act of 1940 as a unit investment trust. The Separate Account is comprised of thirty-three subaccounts or "divisions." Each division, which represents a variable investment vehicle available only through a VALIC annuity contract, invests in one of the following mutual funds:

     American General Series Portfolio Company ("AGSPC"):
      AGSPC Stock Index Fund (Divisions 10A, B, C, and D) AGSPC MidCap Index Fund (Division 4)
      AGSPC Small Cap Index Fund (Division 14)
      AGSPC International Equities Fund (Division 11)
      AGSPC Growth Fund (Division 15)
      AGSPC Growth & Income Fund (Division 16)
      AGSPC Science & Technology Fund (Division 17)
      AGSPC Social Awareness Fund (Division 12)
      AGSPC Timed Opportunity Fund (Division 5)
      AGSPC Capital Conservation Fund (Divisions 1 and 7) AGSPC Government Securities Fund (Division 8)
      AGSPC International Government Bond Fund (Division 13) AGSPC Money Market Fund (Divisions 2 and 6)
     Dreyfus Variable Investment Fund --
      Dreyfus Small Cap Portfolio (Division 18)
     Founders Growth Fund (Division 30)
     Neuberger&Berman Guardian Trust (Division 29)
     Putnam Global Growth Fund (Division 28)
     Putnam New Opportunities Fund (Division 26)
     Putnam OTC & Emerging Growth Fund (Division 27)
     Scudder Growth and Income Fund (Division 21)
     Templeton Foreign Fund (Division 32)
     Templeton Variable Products Series Fund:
      Templeton Asset Allocation Fund (Division 19) Templeton International Fund (Division 20)
     Twentieth Century Ultra Fund (Division 31)
     Vanguard Fixed Income Securities Fund:
      Long-Term Corporate Portfolio (Division 22)
      Long-Term U.S. Treasury Portfolio (Division 23) Vanguard/Wellington Fund (Division 25)
     Vanguard/Windsor II (Division 24)

Divisions 21 through 32 commenced operations on July 1, 1996.

NOTE B -- SUMMARY OF SIGNIFICANT
          ACCOUNTING POLICIES

     The assets of the Separate Account are segregated from VALIC's other assets. The operations of the Separate Account are part of VALIC. The following is a summary of significant accounting policies consistently followed by the Separate Account in the preparation of its financial statements.

     INVESTMENT VALUATION. Investments in mutual funds (the "Funds") are valued at the net asset (market) value per share at the close of each business day as reported by the Fund.

     INVESTMENT TRANSACTIONS. Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the basis of identified cost. Capital gain distributions from mutual funds are recorded on the ex-dividend date and reinvested upon receipt.

     INVESTMENT INCOME. Dividend income from mutual funds is recorded on the ex-dividend date and reinvested upon receipt.

     ANNUITY RESERVES. Net payments made by variable annuity contract owners are accumulated based on the performance of the investments of the Separate Account until the date the contract owners select to commence annuity payments. Reserves for annuities on which benefits are currently payable are provided for based upon estimated mortality and other assumptions, including provisions for the risk of adverse deviation from assumptions, which were appropriate at the time the contracts were issued. The 1983(a) Individual Mortality Table has been used in the computation of annuity reserves for currently payable contracts. Participants are able to elect investment rates between 3.0% and 6.0%, as regulated by the applicable state laws.

================================================================================
NOTES TO FINANCIAL STATEMENTS - CONTINUED                     SEPARATE ACCOUNT A
--------------------------------------------------------------------------------

NOTE C -- TRANSACTIONS WITH AFFILIATES

   VALIC acts as investment adviser and transfer agent to AGSPC.

   The Separate Account is charged for mortality and expense risks assumed by VALIC. The charge, based on the daily net assets of each division, is assessed daily based on the following annual rates: for Division 10B, 0.85% on the first $10,000,000, 0.425% on the next $90,000,000, and 0.21% on the excess over
$100,000,000; for Divisions 1, 2, 4, 5, 6, 7, 8, 10A, 10C, 10D, 11, 12, 13, 14,
15, 16, and 17, 1.00%; and for Divisions 18 through 32, 1.25%. Certain unaffiliated mutual funds reimburse to VALIC a portion of the distribution or administrative costs associated with offering their funds through a VALIC annuity contract. VALIC, in turn reduces the separate account charge to that division by the amount of the reimbursement. The expense reduction is credited daily based on the following annual rates: for Divisions 26 through 30 and Division 32, 0.25%; for Division 31, 0.20%.

   Pursuant to the reorganization agreement entered into on April 17, 1987, which transferred VALIC Separate Accounts One and Two into Separate Account A Divisions 10A and 10B, respectively, expenses of each division (as defined to include underlying mutual fund expenses) are limited to the following rates based on average daily net assets: Division 10A, 1.4157% on the first $359,065,787, 1.36% on the next $40,934,213, and 1.32% on the excess over
$400,000,000; Division 10B, 0.6966% on the first $25,434,267, 0.5% on the next
$74,565,733, and 0.25% on the excess over $100,000,000. Accordingly, during the years ended December 31, 1996 and 1995, VALIC reduced expenses of Division 10B by $73,695 and $69,586, respectively.

   A portion of the annual contract maintenance charge is assessed each contract (except those relating to Divisions 10A and 10B) by VALIC on the last day of the calendar quarter in which VALIC receives the first purchase payment, and in quarterly installments thereafter during the accumulation period. Maintenance charges assessed totaled $3,625,368 and $2,494,903 for the years ended December 31, 1996, and December 31, 1995, respectively.

   VALIC received surrender charges of $1,998,356 and $1,299,069 for the years ended December 31, 1996, and December 31, 1995, respectively. In addition, VALIC received $76,330 and $11,846 for the year ended December 31, 1996, in sales load on variable annuity purchase payments for Divisions 10A and 10B, respectively. VALIC received $100,290 and $18,404 for the year ended December 31, 1995, in sales load on variable annuity purchase payments for Divisions 10A and 10B, respectively.

NOTE D -- INVESTMENTS

     The cost of fund shares is the same for financial reporting and federal income tax purposes. The following is a summary of fund shares owned as of December 31, 1996:

                                                                                                                    UNREALIZED
                                                                       MARKET                                      APPRECIATION
UNDERLYING FUND                           DIVISION          SHARES     PRICE         MARKET            COST       (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------------------
AGSPC Stock Index Fund ...............    10A,B,C,D       87,073,994   $22.76   $1,981,804,121   $1,327,746,117   $  654,058,004
AGSPC MidCap Index Fund ..............         4          29,632,311    19.09      565,680,826      449,572,385      116,108,441
AGSPC Small Cap Index Fund ...........        14          11,997,478    15.38      184,521,204      153,924,818       30,596,386
AGSPC International Equities Fund ....        11          17,597,622    10.86      191,110,175      186,523,328        4,586,847
AGSPC Growth Fund ....................        15          37,305,439    16.99      633,819,402      536,223,583       97,595,819
AGSPC Growth & Income Fund ...........        16          11,029,231    15.53      171,283,956      143,198,387       28,085,569
AGSPC Science & Technology Fund ......        17          36,314,121    19.54      709,577,919      650,004,665       59,573,254
AGSPC Social Awareness Fund ..........        12           6,746,465    15.53      104,772,608       92,520,041       12,252,567
AGSPC Timed Opportunity Fund .........         5          14,900,615    11.62      173,145,150      164,668,872        8,476,278
Dreyfus Small Cap Portfolio ..........        18          12,622,965    52.08      657,404,003      554,202,812      103,201,191
Founders Growth Fund .................        30           2,008,357    15.87       31,872,619       33,570,159       (1,697,540)
Neuberger&Berman Guardian Trust ......        29             576,221    15.87        9,144,621        8,796,170          348,451
Putnam Global Growth Fund ............        28           1,616,874    10.82       17,494,577       17,999,131         (504,554)
Putnam New Opportunities Fund ........        26           1,226,012    40.63       49,812,851       51,432,630       (1,619,779)
Putnam OTC & Emerging Growth Fund ....        27           2,978,308    14.62       43,542,866       48,163,458       (4,620,592)
Scudder Growth and Income Fund .......        21             788,862    23.23       18,325,255       18,240,537           84,718
Templeton Asset Allocation Fund ......        19           9,215,934    21.08      194,271,899      163,221,896       31,050,003
Templeton Foreign Fund ...............        32           3,770,922    10.36       39,066,749       37,944,959        1,121,790
Templeton International Fund .........        20          28,785,081    18.40      529,645,484      429,586,719      100,058,765
Twentieth Century Ultra Fund .........        31             614,433    28.09       17,259,437       17,919,344         (659,907)
Vanguard/Wellington Fund .............        25             957,006    26.15       25,025,702       25,469,774         (444,072)
Vanguard/Windsor II ..................        24           1,738,829    23.83       41,436,294       41,653,662         (217,368)
AGSPC Capital Conservation Fund ......       1 & 7         6,540,731     9.44       61,744,501       62,635,525         (891,024)
AGSPC Government Securities Fund .....         8           8,740,580     9.79       85,570,274       87,080,789       (1,510,515)
AGSPC Intl Government Bond Fund ......        13          14,664,070    12.14      178,021,807      177,770,389          251,418
AGSPC Money Market Fund ..............       2 & 6       125,248,759     1.00      125,248,759      125,248,759             --
Vanguard Fixed Income Securities Fund:
   Long-Term Corporate Portfolio .....        22             401,405     8.79        3,528,351        3,539,758          (11,407)
   Long-Term Treasury Portfolio ......        23             460,773     9.96        4,589,300        4,555,646           33,654
                                                                                --------------   --------------   --------------
                                                                                $6,848,720,710   $5,613,414,313   $1,235,306,397
                                                                                ==============   ==============   ==============

================================================================================
SEPARATE ACCOUNT A
--------------------------------------------------------------------------------

NOTE E -- FEDERAL INCOME TAXES

    VALIC is taxed as a life insurance company under the Internal Revenue Code and includes the operations of the Separate Account in determining its federal income tax liability. Under current federal income tax law the investment income and capital gains from sale of investments realized by the Separate Account are not taxable. Therefore, no federal income tax provision has been made.

NOTE F -- SECURITY PURCHASES AND SALES

    For the year ended December 31, 1996, the aggregate cost of purchases and proceeds from sales of investments were:

                                                             PURCHASES          SALES
                                                          --------------   --------------
AGSPCStock Index Fund:
   Division 10A .......................................   $   17,021,738   $   43,812,850
   Division 10B .......................................        2,580,971        5,429,098
   Division 10C .......................................      256,325,254       25,747,213
   Division 10D .......................................        2,027,471        8,102,453
AGSPCMidCap Index Fund Division 4 .....................       82,810,931       47,686,904
AGSPCSmall Cap Index Fund Division 14 .................       39,025,150       19,167,355
AGSPCInternational Equities Fund Division 11 ..........       86,696,926       98,467,340
AGSPCGrowth Fund Division 15 ..........................      335,262,129          301,789
AGSPCGrowth & Income Fund Division 16 .................       86,012,396        1,299,897
AGSPCScience & Technology Fund Division 17 ............      352,574,477       53,374,853
AGSPCSocial Awareness Fund Division 12 ................       42,813,000        3,268,198
AGSPCTimed Opportunity Fund Division 5 ................       28,638,442       32,465,770
Dreyfus Small Cap Portfolio Division 18 ...............      249,716,319        6,505,702
Founders Growth Fund Division 30 ......................       33,570,159             --
Neuberger&Berman Guardian Trust Division 29 ...........        8,898,099          112,793
Putnam Global Growth Fund Division 28 .................       18,021,308           23,414
Putnam New Opportunities Fund Division 26 .............       51,544,430          121,537
Putnam OTC & Emerging Growth Fund Division 27 .........       48,276,161          121,717
Scudder Growth and Income Fund Division 21 ............       18,402,759          184,641
Templeton Asset Allocation Fund Division 19 ...........       82,157,269        2,508,019
Templeton Foreign Fund Division 32 ....................       37,950,945            6,111
Templeton International Fund Division 20 ..............      218,306,492       20,995,568
Twentieth Century Ultra Fund Division 31 ..............       18,018,419          118,068
Vanguard/Wellington Fund Division 25 ..................       25,469,774             --
Vanguard/Windsor II Division 24 .......................       41,722,849           80,961
AGSPCCapital Conservation Fund:
   Division 1 .........................................          693,471        1,607,591
   Division 7 .........................................       14,085,173        9,602,267
AGSPCGovernment Securities Fund Division 8 ............       25,289,634        8,298,547
AGSPCInternational Government Bond Fund Division 13 ...       90,682,754       24,293,817
AGSPCMoney Market Fund:
   Division 2 .........................................        1,864,996        3,374,351
   Division 6 .........................................      234,317,827      194,495,674
Vanguard Fixed Income Securities Fund:
   Long-Term Corporate Portfolio Division 22 ..........        3,689,310          151,812
   Long-Term U.S. Treasury Portfolio Division 23 ......        4,877,356          324,059
                                                          --------------   --------------
      Total ...........................................   $2,559,344,389   $  612,050,369
                                                          ==============   ==============

================================================================================
REPORT OF INDEPENDENT AUDITORS                               SEPARATE ACCOUNT A
--------------------------------------------------------------------------------


TO THE BOARD OF THE VARIABLE ANNUITY LIFE INSURANCE COMPANY AND CONTRACT OWNERS OF THE VARIABLE ANNUITY LIFE INSURANCE COMPANY SEPARATE ACCOUNT A

We have audited the accompanying statements of net assets of The Variable Annuity Life Insurance Company Separate Account A ("Separate Account A") and each of the divisions (1, 2, 4, 5, 6, 7, 8, 10A, 10B, 10C, 10D, and 11 through 32, inclusive) comprising Separate Account A as of December 31, 1996. We have also audited the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended of Separate Account A and each of its divisions except for divisions 21 through 32, inclusive, for which we audited the statements of operations and the statements of changes in net assets for the period from July 1, 1996 (inception) to December 31, 1996. These financial statements are the responsibility of Separate Account A's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Separate Account A and each of the divisions comprising Separate Account A at December 31, 1996, and the results of their operations and changes in their net assets for each of the periods identified above, in conformity with generally accepted accounting principles.



                                        ERNST & YOUNG LLP


Houston, Texas
January 24, 1997

                                  [VALIC LOGO]

                                 PRINTED MATTER
                     PRINTED IN U.S.A.  VA 9079-1  REV 5/97
         (C)The Variable Annuity Life Insurance Company, Houston, Texas


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